UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:

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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Brown-Forman Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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JACK DANIEL'S
No.7
Tennessee
HERRADURA

BROWN-FORMAN

# Enduring Spirits

## BOLD PERSPECTIVES

**2022** PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OUR GLOBAL

Perspective

5,200

EMPLOYEES

on 6 continents

170+

COUNTRIES

where our

brands are sold

51%

OF SALES

outside the U.S.

25+

PRODUCTION

FACILITIES

around the world

BOLD THINKING.

INNOVATIVE IDEAS.

Diverse points of view.

All have been enabling our business to endure and thrive for more than 150 years. Today is no different, and the opportunities before us have never been more exciting.

We believe we have positioned our iconic brands and portfolio to align with changing market and consumer preferences. We’re pursuing abundant opportunities to grow our business across the globe and to do so with our values at the forefront.

It’s not just our spirits and wines that are strong in character and complexity. It’s our people who bring bold perspectives that drive our next generation of growth, delivering environmental, social, and business impact.

    DEAR

BROWN-FORMAN

  STOCKHOLDER,

It is our pleasure to invite you to attend Brown-Forman Corporation’s 2022 Annual Meeting of Stockholders on Thursday, July 28, 2022, at 9:30 A.M. (Eastern Daylight Time). This year, stockholders and guests can choose to attend the Annual Meeting either in person or virtually. The meeting will be held in person at the Kentucky Center for the Performing Arts in Louisville, Kentucky, and streamed live to the virtual meeting site online. Please see the Notice of Annual Meeting on page 3 for more information about how to attend.

Your vote is important to us. Please complete and return your proxy card, or vote by telephone or online as soon as possible, even if you plan to attend the Annual Meeting in person or online.

We hope you join us on July 28. On behalf of the Board of Directors, thank you for your continued support.

Very truly yours,

CAMPBELL P. BROWN

Chair of the Board of Directors

LAWSON E. WHITING

President and Chief Executive Officer

June 24, 2022

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2

Notice of Annual Meeting of Stockholders

Admission Procedures:

We are committed to providing a safe, inclusive environment for our stockholders, directors, employees, and guests. Please observe the following procedures if you plan to attend the Annual Meeting in person or online.

Attending in Person:

•	Before the meeting: Please register by July 21, 2022, to attend the Annual Meeting in person. You may register online at asm.b-f.com or by contacting Chase Sanders, Senior Investor Relations Analyst, at (502) 774-6504 or by email at Investor_Relations@b-f.com.
•	When you arrive: Parking is available at the Kentucky Performing Arts garage located on Sixth Street between Main Street and River Road. Brown-Forman representatives will show you where to check in beginning at 8:30 A.M. (Eastern Daylight Time).
•	What to bring: Please bring a photo ID. If your shares are registered in the name of a bank, broker, or other holder of record, please also bring documentation of your stock ownership (such as the voting instruction form that was sent to you or a brokerage statement) at the close of business on June 17, 2022, the record date for the Annual Meeting.

If you do not register in advance, you may still be admitted if you present a photo ID along with your proxy card, voting instruction form, brokerage statement, or other documentation of stock ownership.

Attending Online:

To attend the Annual Meeting online, please visit asm.b-f.com. If you were a Class A stockholder at the close of business on June 17, 2022, the record date for the Annual Meeting, you can log into the Annual Meeting by entering your unique 16-digit control number found on your proxy card or voting instruction form. If you were a Class B stockholder at the close of business on June 17, 2022, the record date for the Annual Meeting, you can log into the Annual Meeting as a guest.

For more information about how to attend the Annual Meeting either in person or online, please see “Attending the Annual Meeting” on page 8. You can also visit asm.b-f.com or contact Chase Sanders, Senior Investor Relations Analyst, at (502) 774-6504 or by email at Investor_Relations@b-f.com.

COVID-19 Protocols:

Our first priority is the health and well-being of participants in our Annual Meeting, and we continue to monitor the COVID-19 pandemic. Please refer to asm.b-f.com for the latest updates on requirements for attending in person. If we determine it is necessary or appropriate to hold the Annual Meeting solely online, we will announce this decision in advance, and details will be posted at asm.b-f.com, on our company website, brown-forman.com, and filed with the Securities and Exchange Commission (SEC). If you feel unwell or are experiencing symptoms consistent with COVID-19, please do not attend the Annual Meeting in person.

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Old
No.7
BRAND
JACK DANIEL'S
Old
No.7
BRAND
Tennessee

4
BROWN–FORMAN
2022 Proxy Statement and Notice of Annual Meeting of Stockholders

TABLE OF

CONTENTS

1		Letter to Stockholders

3		Notice of Annual Meeting of Stockholders

6		Proxy Summary

8		Annual Meeting Information

11		Corporate Governance

	11	Our Board of Directors

	11	Selection of Directors

	12	Board Composition

	13	Brown-Forman Director Nominees

	14	Leadership Structure

	15	Board Guidelines and Procedures

	16	Board Committees

	18	Board’s Role in Risk Oversight

	18	Best Practices

	19	Our Controlling Family Stockholders

20		Environmental, Social, and Governance

22		Proposal 1:
Election of Directors

26		Director Compensation

29		Proposal 2:
Approval of 2022 Omnibus Compensation Plan

35		Proposal 3:
Ratification of the Selection of the Independent Registered Public Accounting Firm for Fiscal 2023

36		Compensation Discussion and Analysis

	36	Executive Summary

	38	Overview of Our Compensation Program

	39	The Role of Our Compensation Committee

	40	Target Compensation

	41	Awards and Payouts in Fiscal 2022:
Fixed and Short-Term Compensation

	44	Awards and Payouts in Fiscal 2022:
Long-Term Compensation

	49	Other Compensation Elements

	49	Compensation Policies and Practices

51		Compensation Committee Report

52		Compensation Tables

	52	Summary Compensation

	54	Grants of Plan-Based Awards

	55	Outstanding Equity Awards

	57	Option Exercises and Stock Vested

	57	Pension Benefits

	59	Non-Qualified Deferred Compensation

	59	Potential Payments Upon Termination or Change in Control

	60	Change in Control and Termination Upon Change in Control

62		Pay Ratio Disclosure

63		Stock Ownership

66		Audit Matters

69		Other Information

70		Appendix A: Non-GAAP Financial Measures

72		Appendix B: Brown-Forman 2022 Omnibus Compensation Plan

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Proxy Summary

This section highlights information that we discuss in more detail in this Proxy Statement. As it is only a summary, we encourage you to read the entire Proxy Statement before you vote.

Annual Meeting of Stockholders	Proposals for Stockholder Voting

DATE: Thursday, July 28, 2022

TIME: 9:30 A.M. (Eastern Daylight Time)

LOCATION: The Annual Meeting will be held using a hybrid in-person and virtual format.

In person: Kentucky Center for the Performing Arts

501 West Main Street

Louisville, Kentucky 40202

Online: asm.b-f.com

DATE OF DISTRIBUTION: The Notice of Annual Meeting of Stockholders, Proxy Statement, and proxy card are first being made available or mailed on or about June 24, 2022.

	Proposal	Our Board’s voting recommendation
	Election of ten directors WHERE TO FIND DETAILS: Pages 22-28	FOR all nominees
	Approval of the Brown-Forman 2022 Omnibus Compensation Plan WHERE TO FIND DETAILS: Pages 29-34	FOR the approval of the plan
	Ratification of the selection of the independent registered public accounting firm for fiscal 2023 WHERE TO FIND DETAILS: Page 35	FOR ratification

In addition, stockholders may be asked to vote on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Performance and Compensation Highlights

At Brown-Forman, we stand by our ambition: “Nothing Better in the Market.” To deliver that level of value for our stockholders, we need to attract, motivate, reward, and retain a talented and diverse team of executives prepared to lead those efforts. We believe that our executive compensation program, described in this Proxy Statement, allows us to do just that—by linking executive pay to our company’s performance—both during the most recent fiscal year and over time.

The following charts compare basic trends in our company’s performance with trends in the compensation of our President and Chief Executive Officer, Lawson E. Whiting. We use two financial measurements (total stockholder return (TSR) and diluted earnings per share (EPS)) to show the long-term value that strong leadership generates for our stockholders.

Our Financial Performance and CEO Total Compensation

Financial Performance	CEO Total Compensation(1)
(compound annual growth rate;	(in $ millions)
Class B common stock)

(1)

Total compensation for the Chief Executive Officer includes base salary, stock-settled stock appreciation rights (SSARs), non-equity compensation, and compensation reported in the “All Other Compensation” column in the Fiscal 2022 Summary Compensation Table. Total compensation also includes performance-adjusted restricted stock units as reported at the end of the applicable three-year performance period. Total compensation differs from total compensation shown on page 52 in the Fiscal 2022 Summary Compensation Table required by the SEC in that changes in pension value are excluded from the amounts shown above.

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Our Director Nominees to the Board

Our Board of Directors is asking Class A stockholders to vote on the election of the ten directors named below. You can find more details about each director’s experience, qualifications, attributes, and skills under “Proposal 1: Election of Directors” beginning on page 22.

BOARD NOMINEES	COMMITTEE MEMBERSHIP AS OF APRIL 30, 2022

Nominee Name & Occupation	Age	Director Since	Director Category	Audit	Comp	Corp Gov & Nom	Exec

Campbell P. Brown Chair of the Board, Brown-Forman	54	2016	B			●	C

Stuart R. Brown Managing Partner, Typha Partners, LLC	57	2015	B

John D. Cook Director Emeritus, McKinsey & Company	69	2008	I		●	C	●

Marshall B. Farrer Senior Vice President, President, Europe, Brown-Forman	51	2016	B, M

Augusta Brown Holland Founding Partner, Haystack Partners LLC	46	2015	B

Michael J. Roney Retired Chief Executive Officer, Bunzl plc	68	2014	I		C	●

Jan E. Singer Former Chief Executive Officer, J.Crew	58	2022	I	●

Tracy L. Skeans Chief Operating Officer & Chief People Officer, Yum! Brands, Inc.	49	2018	I	●	●

Michael A. Todman Retired Vice Chairman, Whirlpool Corporation	64	2014	I	C		●

Lawson E. Whiting President and Chief Executive Officer, Brown-Forman	53	2018	M				●

B=Brown Family Director    M=Management Director    I=Independent Director    C=Committee Chair    ●=Committee Member

It is the unique combination of our Enduring Spirits and our Bold Perspectives that made fiscal 2022 one of the most notable in Brown-Forman’s recorded history.” LAWSON E. WHITING	IN FISCAL 2022
	17.7%	$831MM
	RETURN ON AVERAGE INVESTED CAPITAL(1)	TOTAL DIVIDENDS

(1)  “Return on Average Invested Capital” is not derived in accordance with generally accepted accounting principles (GAAP). See Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

President and Chief Executive Officer

7

Annual Meeting Information

About Your Proxy Materials

Our Board of Directors (the Board) is soliciting proxies for our Annual Meeting of Stockholders to be held on July 28, 2022 (the Annual Meeting). This means that you can vote your shares “by proxy” at the Annual Meeting by instructing us how you would like your shares to be voted, even if you cannot attend the Annual Meeting.

The information in this Proxy Statement and the accompanying materials will help you decide how to vote on the matters we will consider at the Annual Meeting. We began mailing this Proxy Statement and the accompanying materials, and also made them available online, on or about June 24, 2022, to holders of record of our Class A and Class B common stock at the close of business on June 17, 2022, which is the “record date” for the Annual Meeting.

The Notice of Annual Meeting, Proxy Statement, and Integrated Annual Report, which includes our Annual Report on Form 10-K for fiscal 2022, are available at https://investors.brown-forman.com/investors/ financial-reports-filings/annual-reports and at proxyvote.com. You may request additional printed copies at any time using the contact information below.

Please let us know as soon as possible how you would like your shares voted. See “How to Vote” on the next page for details.

CONTACT INFORMATION

For information about your stock ownership or other stockholder services, please contact Senior Investor Relations Analyst Chase Sanders by telephone at (502) 774-6504, by e-mail at Investor_Relations@b-f.com, or by mail at Brown-Forman Corporation, 850 Dixie Highway, Louisville, Kentucky 40210.

REDUCING DUPLICATE MAILINGS

The SEC permits us to deliver a single Proxy Statement and Integrated Annual Report to stockholders who share the same address and last name. This helps us reduce our printing costs, postage fees, and the environmental impact of our Annual Meeting. However, even if your household receives only one Proxy Statement and Integrated Annual Report, each Class A stockholder will receive an individual proxy card. If you would like to enroll in this “householding” process, or if your household is already enrolled but you prefer to opt out of householding for next year, please inform us using the contact information above and we will promptly fulfill your request.

Attending the Annual Meeting

Although only Class A stockholders may vote and submit questions at the Annual Meeting, Class A and Class B stockholders who owned their shares as of the record date (or their legal proxies) are welcome to attend the Annual Meeting either in person or online.

If you are attending the Annual Meeting in person, please register by July 21, 2022, online at asm.b-f.com or by contacting Chase Sanders using the contact information on page 3. Please bring a photo ID and, if your shares are registered in the name of a bank, broker, or other holder of record, documentation (such as the voting instruction form that was sent to you or a brokerage statement) to show that you were a stockholder at the close of business on June 17, 2022, the record date for the Annual Meeting. The meeting facility will open at 8:30 A.M. (Eastern Daylight Time) on Thursday, July 28, 2022, for registration and check-in.

If you are attending the Annual Meeting online, please visit asm.b-f.com to be admitted to the meeting. If you are a Class A stockholder, you will log into the Annual Meeting by entering your unique 16-digit control number found on your proxy card or voting instruction form. If you are a Class B stockholder, you will log into the Annual Meeting as a guest.

The Annual Meeting will start at 9:30 A.M. (Eastern Daylight Time) on Thursday, July 28, 2022. If you are attending online, we encourage you to log into the meeting early to familiarize yourself with the virtual platform. Online access will be available starting at 9:00 A.M. (Eastern Daylight Time) on July 28, 2022.

You can access the virtual meeting on any browser or device with updated software and plugins. Please ensure that you have a strong Internet connection from wherever you intend to participate in the Annual Meeting. If you have any difficulties joining the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting login page.

If you cannot attend the Annual Meeting physically or virtually, a recording of the meeting will be posted to our Investor Relations website at https://investors. brown-forman.com/ following the Annual Meeting.

8

Voting

WHO MAY VOTE

If you held shares of Class A common stock at the close of business on June 17, 2022, the record date, you (or your legal proxy) may vote at the Annual Meeting. At the close of business on the record date, there were 169,198,217 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock is entitled to one vote.

If you purchased Class A common stock after the record date, you may vote those shares only if you receive a proxy to do so from the person who held the shares on the record date. If you receive more than one proxy card or voting instruction form, you should complete, sign, date, and return each one (or follow the telephone or online voting instructions), because each card represents different shares.

At the close of business on the record date, there were 309,899,828 shares of Class B common stock outstanding. Class B shares are not entitled to vote.

HOW TO VOTE

Stockholders of record. If your shares are registered directly in your name with our stock transfer agent, Computershare, you are considered the “stockholder of record” of those shares. If you are a stockholder of record of Class A common stock, you can give a proxy to be voted at the Annual Meeting:

by phone by calling (800) 690-6903;

online at proxyvote.com; or

by completing, signing, dating, and mailing the enclosed proxy card in the envelope provided.

Even if you plan to attend the Annual Meeting online, we encourage you to submit a proxy in advance. If you are voting by telephone or online, we must receive your proxy by 11:59 P.M. (Eastern Daylight Time) on Wednesday, July 27, 2022, to ensure your vote is recorded. To override a proxy or change your voting instructions, see “Changing Your Vote” on the next page.

The telephone and online voting procedures are designed to authenticate your identity, enable you to give voting instructions, and confirm that your instructions are recorded properly.

Your proxy will authorize the individuals named on the proxy card to vote your shares as you direct. These individuals can also vote your shares as they see fit on any other matter properly presented for a vote at the Annual Meeting. If for any reason a director nominee is not available to serve, the individuals named as proxy holders may vote your shares at the Annual Meeting for another nominee. The proxy holders for this year’s Annual Meeting are Campbell P. Brown, Lawson E. Whiting, and Jaileah X. Huddleston.

If you are a stockholder of record and you sign and return your proxy card (or give your proxy by telephone or online) without specifying how you want your shares to be voted, our proxy holders will vote your shares “FOR” the election of each of the nominees to the Board, “FOR” the approval of the Brown-Forman 2022 Omnibus Compensation Plan, and “FOR” the ratification of the selection of the independent registered public accounting firm for fiscal 2023. If any other matter properly comes before the Annual Meeting, the proxy holders will vote your shares as recommended by the Board or, if no recommendation is given, using their own discretion.

You may also vote at the Annual Meeting. For more information about how to attend the Annual Meeting, please see “Attending the Annual Meeting” on page 8.

“Street name” stockholders. If your shares are held in a stock brokerage account or by a bank (known as holding shares in “street name”), you have the right to instruct your broker or bank how to vote your shares, and the broker or bank must vote as you direct. To provide those instructions by mail, please complete, sign, date, and return your voting instruction form in the accompanying postage-paid envelope. Or, if the broker or bank that holds your shares offers online or telephone voting, you will receive information about how to submit your voting instructions by those methods.

For more information about how to attend the Annual Meeting, please see “Attending the Annual Meeting” on page 8.

If you are a street name stockholder and you do not instruct your broker how to vote, your broker is not permitted to vote your shares on the election of directors or the approval of the Brown-Forman 2022 Omnibus Compensation Plan. Under the rules of various securities exchanges, brokers that hold your shares may generally use their discretion to vote on “routine” matters but not on “non-routine” matters. While the ratification of the selection of the independent registered public accounting firm for fiscal 2023 is considered a “routine” matter, both the election of directors and the approval of the Brown-Forman 2022 Omnibus Compensation Plan are considered “non-routine” matters. If your broker does not receive voting instructions from you on how to vote your shares on a “non-routine” matter and you do not vote on such matter at the Annual Meeting, your shares will not be voted on such matter. (This is known as a “broker non-vote.”)

CHANGING YOUR VOTE

If you are a stockholder of record, you may change your vote by submitting another proxy by telephone or online, by mailing another properly signed proxy card bearing a later date than your original one, or by attending the Annual Meeting and casting your vote during the Annual Meeting. You also may revoke a proxy that you previously provided by delivering timely written notice of revocation to our Secretary, at Brown-Forman Corporation, 850 Dixie Highway, Louisville, Kentucky 40210, or at Secretary@b-f.com.

If you hold your shares in street name and you wish to change or revoke your voting instructions, please refer to the materials your broker or bank provided to you for instructions.

QUORUM REQUIREMENTS

We can conduct business at the Annual Meeting only if a quorum consisting of a majority of the outstanding shares of Class A common stock at the close of business on June 17, 2022, is present or represented by proxy. Holders of Class A common stock who attend the Annual Meeting in person or via the virtual meeting platform or submit a valid proxy or voting instructions are counted as present for purposes of establishing a quorum. Broker non-votes are also counted as present for purposes of establishing a quorum.

VOTES NEEDED FOR APPROVAL
Proposal	Votes required to pass	Effect of abstentions and broker non-votes

Election of directors	Nominees who receive a majority of the Class A votes cast (the number of shares voted “for” the nominee exceeds the number of shares voted “against” that nominee) will be elected.	No effect.

Approval of 2022 Omnibus Compensation Plan	A majority of the Class A shares present (in person or represented by proxy) and entitled to vote must vote “for” to approve the plan.	Abstentions are equivalent to votes against the proposal. Broker non-votes will have no effect.

Ratification of the selection of the independent registered public accounting firm for fiscal 2023

A majority of the Class A shares present (in person or represented by proxy) and entitled to vote must vote “for” the ratification of the selection of the independent registered public accounting firm.

Abstentions are equivalent to votes against the proposal. Brokers may vote on this proposal without receiving instructions from the stockholder.

DIVIDEND REINVESTMENT AND EMPLOYEE STOCK PURCHASE PLAN SHARES

Shares of Class A common stock held in Brown-Forman’s dividend reinvestment and employee stock purchase plans are included in your holdings and are reflected on your proxy card. These shares will be voted as you direct.

Announcement of Voting Results

We intend to announce the preliminary voting results at the Annual Meeting and to issue a press release announcing the final voting results later that day. In addition, we will report the final voting results by filing a Form 8-K with the SEC within four business days after the Annual Meeting.

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Proxy Solicitation Expenses

Brown-Forman bears the cost of soliciting proxies. Beginning on or about June 24, 2022, which is the mailing date for these proxy materials, our directors, officers, and other employees may solicit proxies in person or by regular mail, email, phone, or online. These individuals will not receive additional compensation for soliciting proxies. We will, however, reimburse banks, brokers, nominees, and other fiduciaries for their reasonable charges and expenses incurred in forwarding our proxy materials.

Corporate Governance

Our Board of Directors

Our Board is the policymaking body ultimately responsible for Brown-Forman’s business success and ethical culture. The Board oversees the performance of our senior management team, which is responsible for leading and operating Brown-Forman’s business. The Board’s primary responsibilities include retention, evaluation, and succession planning for the Chair of the Board and the Chief Executive Officer, as well as oversight of our corporate strategy, financial condition, executive compensation policies and practices, and enterprise risk management. The Board may hire independent advisors to help it perform its duties.

BROWN-FORMAN IS A “CONTROLLED COMPANY.”

As a publicly listed, family-controlled company, Brown-Forman enjoys a rare governance opportunity in that members of our controlling stockholder family, the Brown family, participate directly on our Board. We believe this governance structure gives us a distinct competitive advantage because Brown family members bring a long-term ownership perspective to our Board. This advantage is sustained by a careful balancing of the roles of our Board, management, and our stockholders–including the Brown family.

Selection of Directors

In evaluating candidates for Board membership, the Corporate Governance and Nominating Committee seeks directors who will represent the best long-term interests of all stockholders. As stated in our Corporate Governance Guidelines, all Brown-Forman directors should possess the highest personal and professional ethics, integrity, and values. The Board believes the best directors also have good judgment, candor, civility, business courage, experience with similar businesses or other organizations of comparable or larger size, and a lack of conflicts of interest. We also believe that a significant number of our directors should be independent. See “Our Independent Directors” on the next page to learn more.

The Corporate Governance and Nominating Committee and the Board consider diversity in evaluating candidates for Board membership, though neither has adopted a formal diversity policy. The Board’s goal is to maintain a well-balanced composition that combines a variety of experiences, backgrounds, skills, and perspectives that enable the Board, as a whole, to guide Brown-Forman effectively in the pursuit of our strategic objectives. In evaluating potential Board candidates, the Corporate Governance and Nominating Committee considers an individual’s independence; business, professional, or public service experience; relevant industry knowledge, experience, and relationships; business judgment; financial expertise; international experience; leadership skills; diversity of age, gender, race, ethnicity, religion, nationality, disability, sexual orientation, and cultural background; time availability; and familial relation to our controlling family stockholders.

The Corporate Governance and Nominating Committee occasionally hires independent search firms to help identify potential Board candidates. The Board has not adopted a formal policy regarding candidates nominated by stockholders because the Corporate Governance and Nominating Committee believes the process it follows to identify and select Board members has been appropriate and effective. Any candidates submitted by stockholders will be evaluated in the same manner as all other director candidates.

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Board Composition

HOW OUR CONTROLLED-COMPANY STATUS AFFECTS OUR BOARD

Our Board has determined that Brown-Forman is a “controlled company” under New York Stock Exchange (NYSE) rules because more than 50% of our Class A voting stock is held by members of the Brown family or entities controlled by them.

As a controlled company, we are not required to have a majority of independent directors, a fully independent nominating/corporate governance committee, or a fully independent compensation committee. However, as a matter of good corporate governance, the Board has voluntarily chosen to have a compensation committee that is composed entirely of directors who meet the NYSE’s heightened independence standards for compensation committee members. Our Board does not have a majority of independent directors or a fully independent nominating/corporate governance committee. We comply in full with NYSE requirements regarding the independence and qualifications of our Audit Committee members.

OUR INDEPENDENT DIRECTORS

We recognize the value of having independent directors. Under NYSE listing rules, a director qualifies as “independent” if the board of directors determines the director has no “material relationship” with the company. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships. While the focus is on independence from management, our Board considers all relevant facts and circumstances in making an independence determination. Our Board has determined that the following five director nominees are independent under NYSE standards: John D. Cook, Michael J. Roney, Jan E. Singer, Tracy L. Skeans, and Michael A. Todman. Our Board has also determined that Patrick Bousquet-Chavanne, who is not standing for re-election, is independent.

The Board has determined that Campbell P. Brown, Marshall B. Farrer, and Lawson E. Whiting are not independent because they are, or recently have been, members of Brown-Forman management. The Board elected not to make a determination with respect to the independence of Stuart R. Brown and Augusta Brown Holland.

OUR BROWN FAMILY DIRECTORS

The Board believes it is strategically important for Brown family members to be actively engaged in the oversight of Brown-Forman. Through participation on the Board, the Brown family can contribute their long-term perspective to every matter the Board considers. Brown family directors also serve as an effective link between the Board and the controlling family stockholders.

In addition, Board service allows the Brown family to actively oversee their investment in the company. Currently, the Brown family directors are Campbell P. Brown, Stuart R. Brown, Marshall B. Farrer, and Augusta Brown Holland.

OUR MANAGEMENT DIRECTORS

The Board believes it is important, from a corporate governance standpoint, for management to be represented on the Board. Currently, Marshall B. Farrer and Lawson E. Whiting serve in dual roles as Board members and Brown-Forman executives.

Following the Annual Meeting:

Composition
5–Independent 3–Brown Family 1–Brown Family & Management 1–Management

Brown-Forman Director Nominees

CHANGES TO OUR BOARD

Jan E. Singer was appointed to the Board on January 25, 2022. Kathleen M. Gutmann retired from the Board on March 15, 2022. After 17 years of dedicated service, Patrick Bousquet-Chavanne will not stand for re-election at the Annual Meeting.

	CAMPBELL P. BROWN	STUART R. BROWN
	Chair of the Board, Brown-Forman Corporation	Managing Partner, Typha Partners, LLC

JOHN D. COOK	MARSHALL B. FARRER	AUGUSTA BROWN HOLLAND
Director Emeritus, McKinsey & Company	Senior Vice President, President, Europe, Brown-Forman Corporation	Founding Partner, Haystack Partners LLC

MICHAEL J. RONEY	JAN E. SINGER	TRACY L. SKEANS
Retired Chief Executive Officer, Bunzl plc	Former Chief Executive Officer, J.Crew	Chief Operating Officer & Chief People Officer, Yum! Brands, Inc.

MICHAEL A. TODMAN	LAWSON E. WHITING	INDEPENDENT
Retired Vice Chairman, Whirlpool Corporation	President and Chief Executive Officer, Brown-Forman Corporation
BROWN FAMILY

BROWN FAMILY & MANAGEMENT

MANAGEMENT

13

Leadership Structure

BOARD LEADERSHIP STRUCTURE

Campbell P. Brown, a Brown	Lawson E. Whiting has served as	John D. Cook has served as Lead
family member, has served as	President and Chief Executive	Independent Director since 2012.
Chair of the Board since 2021.	Officer since 2019.

CHAIR OF THE BOARD

Our Board believes that the decision to separate or combine the roles of Chair of the Board and Chief Executive Officer should depend largely upon the identity of the Chief Executive Officer and the composition of the Board at the time. For this reason, the Board does not have a policy on separation of these roles, but rather evaluates the situation on a case by case basis. Although we have had a separate Chair of the Board and Chief Executive Officer since 2007, these roles have been combined in the past.

The strength of Brown-Forman’s governance structure is due, in part, to our unique relationship with our controlling family stockholders, the Brown family, who participate directly on our Board. We believe this governance structure gives us a distinct competitive advantage and aligns with long-term interests of stockholders, given the multigenerational ownership perspective that Brown family members bring to our Board. As part of this approach, the Chair of the Board historically has been a member of the Brown family, and plays an important role in maintaining a long-term growth perspective.

The duties of the Chair of the Board include presiding over and managing the meetings of the Board; setting the agenda for each Board meeting and consulting with management regarding materials to be presented to the Board; supporting a strong Board culture of open dialogue, information flow, and constructive feedback among the Board and management; facilitating communication among the Board, management, and stockholders, including the Brown family; and encouraging director participation. When the roles are separated, the Chair of the Board also acts as an advisor to the Chief Executive Officer on strategic aspects of Brown-Forman’s business, and performs other duties as prescribed by the Board. Campbell P. Brown assumed the role of Chair of the Board at the 2021 Annual Meeting, succeeding Geo. Garvin Brown IV.

LEAD INDEPENDENT DIRECTOR

When a director who has not been determined to be independent is also the Chair of the Board, as is currently the case, the Board may select one independent director (after considering the recommendation of the Corporate Governance and Nominating Committee) to serve as Lead Independent Director. The Lead Independent Director, if any, is elected annually. John D. Cook has served in this role since 2012.

As Lead Independent Director, Mr. Cook’s responsibilities include calling meetings of the independent directors and non-management directors, when necessary or advisable, and setting the agenda for and chairing those meetings. Other responsibilities appear in our Corporate Governance Guidelines, which are available on our website (www.brown-forman.com/leadership-and-governance).

In fiscal 2022, there were two executive sessions attended only by our independent directors.

PRESIDENT AND CHIEF EXECUTIVE OFFICER

As President and Chief Executive Officer of Brown-Forman, Lawson E. Whiting is our highest-ranking executive officer and is responsible for Brown-Forman’s strategy, operations, and performance. Mr. Whiting also serves as a Director on our Board.

WHY THE BOARD CHOSE THIS

LEADERSHIP STRUCTURE

The Board determined that this leadership structure currently serves the best interests of Brown-Forman and all of its stockholders. Having a Brown family member serve as Chair of the Board promotes the Brown family’s active oversight of, and engagement and participation in, the company and its business, and reflects the fact that Brown-Forman is controlled by the Brown family. In addition, the division of responsibilities allows the Chair of the Board to dedicate his or her efforts to Board governance and lead the Board in its fundamental role of providing oversight and guidance regarding the business, strategy, and operations of the company, while the Chief Executive Officer can concentrate on managing the company and providing the Board access to his or her comprehensive knowledge of Brown-Forman’s business. The Lead Independent Director position provides leadership to, and fosters coordination among, our independent directors, encouraging them to bring their outside perspectives to the Board.

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Board Guidelines and Procedures

CORPORATE GOVERNANCE GUIDELINES

The Board believes transparency is a hallmark of good corporate governance. To that end, the Board has adopted Corporate Governance Guidelines, that provide a framework for the Board to exercise its duties. Among other things, these guidelines contain policies and requirements regarding director qualifications; director responsibilities; meetings and attendance; committee composition and responsibilities; director compensation; and director access to management and independent advisors. The Corporate Governance Guidelines are published on our website at www. brown-forman.com/leadership-and-governance.

BOARD AND COMMITTEE SELF-ASSESSMENT

The Corporate Governance Guidelines require the Board to conduct an annual self-assessment. Each Board committee (except the Executive Committee) also annually assesses how it performed during the preceding twelve-month period. These assessment procedures vary. Some years we require members to complete questionnaires that call for both quantitative responses and free-ranging comments, while other years we invite an independent consultant to interview each member and identify themes that emerge. The Chair of the Board, the Chief Executive Officer, and the Lead Independent Director consult at least annually regarding individual director performance.

DIRECTOR SERVICE ON OTHER BOARDS

The Board recognizes that its members benefit from the experience of serving on the boards of other companies or nonprofit entities. The Board encourages that service, with the understanding that our directors must also have enough time for their work with Brown-Forman. The Corporate Governance Guidelines state that any director who is employed full-time should not serve on more than two public company boards in addition to the Brown-Forman Board, which includes the board of any public company at which a director is employed. Directors who are not employed full-time may serve on up to three public company boards in addition to the Brown-Forman Board. Directors must inform the Chair of the Board, the Lead Independent Director, the Chair or Secretary of the Corporate Governance and Nominating Committee, or the Secretary of the Board as soon as practicable that they will be, or have been, elected to serve on an additional public company board.

DIRECTOR SERVICE

The Board is authorized to fix the size of the Board at a number between three and seventeen members. Directors are elected each year at the Annual Meeting of Stockholders by a majority of the votes cast by our Class A stockholders. Once elected, a director holds office until the next Annual Meeting of Stockholders or until a successor is elected and qualified, unless the director first resigns, retires, or is removed. The Board does not have term limits, but directors generally may not stand for re-election to the Board after reaching the age of 72. In exceptional circumstances, the Board may ask a director to remain on the Board after age 72 if the director’s continued service would significantly benefit Brown-Forman. Service of a director beyond the age of 72 requires a recommendation by the Corporate Governance and Nominating Committee and the approval of two-thirds of the Board (not including the director under consideration).

Furthermore, the Chair of the Board, the Lead Independent Director, and/or the Chair of the Corporate Governance and Nominating Committee will discuss whether continued Board service is in the best interests of all stockholders with each director who has served for 15 years without having turned 72. However, the company’s Chief Executive Officer may serve on the Board for the duration of his or her tenure as the company’s Chief Executive Officer, and the Chair of the Board (or an equivalent role) may serve in that role for as long as the Board considers his or her service to be in the best interests of all stockholders. Similarly, other directors who are employed by the company may serve for as long as the Board considers their service to be in the best interests of all stockholders, until they reach the retirement age of 72.

Brown family Board members who are not employees of the company may serve on the Board for a period of no more than nine years.

BOARD MEETINGS

The Board held six regular meetings and no special meetings during fiscal 2022. All directors are expected to attend the Annual Meeting, all Board meetings, and all meetings of each committee on which they serve, unless they have an appropriate reason why they cannot attend. All directors attended 86% or more of the aggregate meetings of the Board and committees on which they served during fiscal 2022. All directors attended the 2021 Annual Meeting of Stockholders.

COMMUNICATION WITH OUR BOARD

Stockholders and other interested parties may communicate with our directors, including the non-management directors or the independent directors as a group, by writing to our Secretary, at 850 Dixie Highway, Louisville, Kentucky 40210, or at Secretary@b-f.com. The Secretary’s office will forward appropriate written communications to the individual director or group of directors to whom they are addressed, with copies to all other directors. We generally will not forward to directors a stockholder communication that the Secretary determines to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Brown-Forman.

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16

Board Committees

Our Board has four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Executive Committee. Each Board committee operates under a written charter that is posted on our website at www.brown-forman.com/leadership-and-governance.

AUDIT COMMITTEE

The Audit Committee is responsible for overseeing Brown-Forman’s financial statements; audit process; system of internal accounting and financial controls; policies and processes for assessment and management of enterprise risks; compliance with legal and regulatory requirements; and the internal audit function. In addition, the Audit Committee is solely responsible for the appointment, replacement, and compensation of the independent auditor and oversees the independent auditor’s qualifications, independence, and performance. The Audit Committee’s responsibilities include preparing the Audit Committee Report that appears in this Proxy Statement on page 66.

Audit Committee members must satisfy director independence standards prescribed by the NYSE and mandated by the Sarbanes-Oxley Act. Each member of our Audit Committee satisfies all of these heightened independence standards. The Board has determined that each member of our Audit Committee is “financially literate” within the meaning of NYSE rules, and that Mr. Todman is an “audit committee financial expert” under SEC rules.

MET NINE TIMES IN FISCAL 2022 Committee Members: • Michael A. Todman (Chair) • Patrick Bousquet-Chavanne • Jan E. Singer • Tracy L. Skeans

COMPENSATION COMMITTEE

The Compensation Committee is responsible for determining the compensation of the Chief Executive Officer and other executive officers; recommending market-competitive compensation for the Board; approving incentive compensation plans and changes to such plans for the Chief Executive Officer and other executive officers; assisting the Board in its oversight of risk related to compensation policies and practices; overseeing the preparation of the Compensation Discussion and Analysis section of this Proxy Statement; and preparing the Compensation Committee Report that appears in this Proxy Statement on page 51.

The Compensation Committee has hired FW Cook to provide independent advice on executive and director compensation matters. For additional information on the services provided by FW Cook, as well as the Compensation Committee’s processes and procedures for considering and determining executive compensation, please see the Compensation Discussion and Analysis, which begins on page 36.

Each member of the Compensation Committee qualifies as an independent director under NYSE listing standards (including the heightened independence standards for compensation committee members of non-controlled companies) and as a “non-employee director” under SEC rules. The Board specifically considered factors relevant to the ability of these directors to be independent from management in connection with Compensation Committee service.

MET SEVEN TIMES IN FISCAL 2022 Committee Members: • Michael J. Roney (Chair) • John D. Cook • Tracy L. Skeans

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The Corporate Governance and Nominating Committee’s responsibilities include helping the Board identify, recruit, and recommend appropriate candidates to serve as directors; reviewing and recommending qualifications, skills, qualities, and other criteria for new directors; reviewing our corporate governance principles periodically and informing the Board of developments in corporate governance and best practices, taking into account the long-term best interests of all stockholders and our controlled-company status; coordinating and overseeing Chief Executive Officer succession planning; assisting the Board with its annual self-assessment; reviewing and recommending to the Board policies for director retirement and service on multiple public company boards and committees; reviewing and overseeing the company’s political activities and contributions; reviewing the company’s corporate social responsibility actions, including environmental, social, and governance (ESG) matters and the work of the Brown-Forman Foundation; and overseeing the evaluation of the Board and management, including, in cooperation with the Compensation Committee, the annual review of the performance of the Chief Executive Officer. All of the Corporate Governance and Nominating Committee members are independent under NYSE listing standards, except Campbell P. Brown.

MET SEVEN TIMES IN FISCAL 2022 Committee Members: • John D. Cook (Chair) • Patrick Bousquet-Chavanne • Campbell P. Brown • Michael J. Roney • Michael A. Todman

EXECUTIVE COMMITTEE

The Executive Committee consists of the Chief Executive Officer, the Chair of the Board (if separate from the Chief Executive Officer), and one or more other directors as determined by the Board from time to time. In fiscal 2022, the Lead Independent Director also served on the Executive Committee. The Board can change the Executive Committee membership, fill vacancies, or dissolve the committee at any time. The Executive Committee may exercise all of the powers of the Board, subject to certain exceptions specified in our By-laws or Delaware law. However, traditionally, the Executive Committee acts only when exercising a power the Board has specifically delegated, when there is an emergency, or when the issue does not warrant the full Board’s attention. In addition, the members of the Executive Committee have historically communicated and met informally, sometimes with Brown-Forman’s General Counsel or Secretary, to engage in strategic planning of Board activities and agenda topics, to stay ahead of various issues on behalf of the full Board, and to review recent Board meetings.

DID NOT MEET IN FISCAL 2022 Committee Members: • Campbell P. Brown (Chair) • John D. Cook • Lawson E. Whiting

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Board’s Role in Risk Oversight

The Board believes its current leadership structure best enables it to fulfill its risk oversight function. Our Corporate Governance Guidelines require the Board to implement appropriate processes for managing enterprise risk, as this is an integral part of the strategic planning process. The Board regularly and actively considers how strategic decisions affect Brown-Forman’s risk profile.

While the Board has ultimate oversight responsibility for the enterprise risk management process, certain committees also have specific roles. During fiscal 2022, the Board’s committees assisted with the responsibilities listed below:

•  Audit Committee: Overseeing the integrity of the company’s financial statements and financial reporting processes; overseeing our policies and processes on enterprise risk assessment, risk management, and compliance, including cybersecurity risk; overseeing our most significant financial reporting and accounting control risks and management’s monitoring and management of those risks; and, together with the Corporate Governance and Nominating Committee, overseeing the disclosure of risk related to ESG matters.

• Compensation Committee: Overseeing risks related to compensation programs, policies, and practices.

•  Corporate Governance and Nominating Committee: Overseeing risks related to corporate governance, board composition, and succession planning for the Chief Executive Officer and the Chair of the Board; overseeing the company’s political contributions, activities, and related policies; and, together with the Audit Committee, overseeing risks related to ESG matters, including workforce diversity and inclusion.

These committees met periodically with members of management and outside advisors, as necessary, and reported to the Board regularly on their risk oversight and mitigation activities. In addition, management’s Disclosure Controls Committee and Risk Committee both played an integral role in making sure that relevant risk-related information was reported to senior management and the Board as directly and quickly as possible. For more information, see “Best Practices.”

Best Practices

We believe good corporate governance is essential to long-term success. As regulations for controlled companies change, we review our corporate governance practices and adopt those practices that we believe are in the best interests of Brown-Forman and all of our stockholders.

CODE OF CONDUCT AND CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

The Brown-Forman Code of Conduct outlines the ethical behavior we expect of all our employees and directors. Our Code of Ethics for Senior Financial Officers makes clear that we expect that all of our financial, accounting, reporting, and auditing activities will be conducted in strict compliance with all applicable rules and regulations and will conform to the highest ethical standards. We encourage our employees to speak up when aware of a potential Code of Conduct violation, and we provide multiple channels for doing so—including anonymously. For links to the Code of Conduct, including reporting channels, and the Code of Ethics for Senior Financial Officers, please visit the Corporate Governance page of our website at www.brown-forman.com/leadership-and-governance.

DISCLOSURE CONTROLS COMMITTEE

The Disclosure Controls Committee is composed of members of management. This committee has established controls and procedures designed to ensure that any information we may be required to disclose is gathered and communicated to the committee, that all required disclosures are timely and accurate, and that we are fully compliant with SEC Regulation FD (Fair Disclosure).

RISK COMMITTEE

The Risk Committee is composed of members of management and is responsible for identifying, evaluating, and prioritizing potential risks that the company may face. Then it decides what actions to take and resources to use to minimize, monitor, and control the likelihood or effect of those risks to help ensure the best outcome. The Risk Committee creates and maintains the list of risks (risk register), facilitates risk prioritization, identifies the individuals and teams responsible for mitigating risks, and ensures that plans are in place to mitigate Brown-Forman’s most significant risks. The Chief Ethics, Compliance, and Risk Officer reports on behalf of the Risk Committee to the Audit Committee about

Being bold has clearly made us stronger, more resilient, and better equipped to deliver strong financial performance today and to continue investing in our brands, people, and communities for the future.”

CAMPBELL P. BROWN

Chair of the Board

procedures, risk ranking results, and risk mitigation. In addition, the Risk Committee reports to the Board at least annually on the top risks facing Brown-Forman and updates the Board periodically on the plans to mitigate those risks.

GOVERNMENT RELATIONS ACTIVITIES

Policymakers’ decisions have a significant impact on our business, stockholders, employees, communities, customers, suppliers, and industry. As a result, we seek to engage with and educate elected and appointed officials about our business, operations, industry, company, products, and the communities we serve. We spend time and money on these efforts, and we believe that our stockholders want to stay informed about these activities. Disclosure is also critical to our compliance with the laws, regulations, reporting obligations, and company policies related to our participation in the political process. To improve our transparency about the principles that govern these matters, in 2020, we adopted our Political Engagement and Contributions Policy, which includes disclosures about our political contributions. This policy can be found on the Corporate Governance page of our website at www.brown-forman.com/leadership-and-governance.

We encourage you to read the policy to learn more about our political activity. Our disclosures include a list of the company’s memberships in certain trade associations, any Section 527 and 501(c)(4) contributions, political action committee contributions, and our governance of those contributions.

Our Controlling Family Stockholders

Brown-Forman has an engaged family stockholder base with a long-term ownership perspective. We view our status as a publicly traded, family-controlled company as a distinct competitive advantage, and we believe a strong relationship with the Brown family is essential to our growth, independence, and ability to create long-term value for all stockholders. Management interacts with Brown family members in a manner consistent with all applicable laws and regulations. We actively cultivate our relationship with the Brown family through a variety of channels, as detailed below.

BROWN-FORMAN/BROWN FAMILY SHAREHOLDERS COMMITTEE

The Brown-Forman/Brown Family Shareholders Committee was established in 2007 and is currently co-chaired by Campbell P. Brown and Lawson E. Whiting. The Brown-Forman/Brown Family Shareholders Committee provides a forum for frequent, open, and constructive dialogue between Brown-Forman and its controlling family stockholders in accordance with all applicable laws and regulations. In addition, the committee engages the Brown family on topics of mutual interest, such as the company and our industry, governance, ownership, philanthropy, and other ESG-related topics.

DIRECTOR OF FAMILY SHAREHOLDER RELATIONS

The Director of Family Shareholder Relations, who is a Brown-Forman employee, works with other employees and Brown family members to develop and implement policies and practices designed to further strengthen the relationship and communication between Brown-Forman and the Brown family.

BROWN FAMILY MEMBER EMPLOYEES

Brown-Forman currently employs ten Brown family members, some of whom participate on management teams that oversee strategic and operational matters. Participation in these roles enables our Brown family employees to contribute their perspectives on the important issues we confront. In addition to their management contributions, the Brown family employees play a critical role in upholding the Brown-Forman corporate culture.

Environmental, Social, and Governance

Putting Our Values Into Action

Our history of responsibility began in 1870, when our founder, George Garvin Brown, first sold whiskey in sealed glass bottles to ensure quality and safety—an innovation some consider the first act of corporate responsibility in the industry. We continue this commitment to corporate responsibility and business ethics today. Our efforts were recognized this year by Ethisphere, a global leader in defining and advancing the standards of ethical business practices, which named Brown-Forman as one of its 2022 "World's Most Ethical Companies."

As a family-controlled company, we have always been guided by strong values in everything we do and go to great lengths to maintain our culture of care and respect as we grow. "Living a Spirit of Commitment" is how we refer to our efforts in ESG, and we integrate this Spirit of Commitment into how we do business every day. On the next page, we share some of the many examples of our ESG commitments in action today. Corporate governance, a keystone of our ESG strategy, is discussed in the previous section of this Proxy Statement. For more information, we report our ongoing commitment and progress in our four focus areas of responsibility, sustainability, diversity and inclusion, and community in our Integrated Annual Report and on our website (www.brown-forman.com/culture-care).

Please note that the information on our website (or any other website referred to in this Proxy Statement) is not part of this Proxy Statement and is not incorporated herein by reference.

BROWN-FORMAN
2022 Proxy Statement and Notice of Annual Meeting of Stockholders
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LIVING A SPIRIT OF COMMITMENT

Our long-range perspective lends itself to effective stewardship of environmental, social, and governance (ESG) matters. Integrated within Brown-Forman’s strategic priorities are our commitments related to Environmental Sustainability, Diversity & Inclusion, Community Relations, and Alcohol Responsibility.

While these are topics that have always been deeply embedded in our values and culture, we have formally incorporated them into our corporate strategy to elevate their visibility among our stakeholders. Living a Spirit of Commitment represents our long-held focus on ESG responsibility. We have integrated Living a Spirit of Commitment into how we do business on a daily basis, which means being mindful of our obligations to our colleagues, consumers, communities, and the natural world upon which we depend. To learn more about our ESG commitments and data, visit our website at www.brown-forman.com/commitments.

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Proposal 1: Election of Directors

This section provides information about our ten director nominees, including the experience, qualifications, attributes, and skills that enable them to make valuable contributions to our Board and that led the Board to conclude that they should serve as directors of Brown-Forman.

All of our nominees are current directors of Brown-Forman. Current director Patrick Bousquet-Chavanne will not stand for re-election at the Annual Meeting. As a result, the size of the Board will be reduced to ten members immediately following the Annual Meeting and, therefore, stockholders may only cast their votes with respect to the ten nominees listed below.

The Board unanimously recommends a vote “FOR” the election of each director nominee.

If any nominee becomes unable to serve before the Annual Meeting, the proxy holders may vote for a substitute nominee if the Board designates one. As of the date of this Proxy Statement, the Board believes each nominee is prepared to serve if elected.

Nominees

CAMPBELL P. BROWN
Director since 2016 Age 54 COMMITTEES: • Executive (Chair) • Corporate Governance and Nominating

CURRENT AND PAST POSITIONS

Positions with Brown-Forman and affiliates:

•  Chair of the Board since July 2021

•  Senior Vice President, President and Managing Director of Old Forester, our founding brand, from 2015 to April 2021

•  Led the wine and spirits portfolio in Canada and the Midwest region of the U.S.

•  Served in the emerging markets of India, the Philippines, and Turkey

•  Various other positions over a 28-year career

•  Founding Member, Brown-Forman/Brown Family Shareholders Committee from 2007 to 2018; Co-Chair since March 2021

QUALIFICATIONS AND SKILLS

•  Business and industry experience gained by serving in operational, management, and executive positions within Brown-Forman

•  Deep knowledge of family and corporate governance

•  Perspective as a fifth-generation Brown family stockholder

•  A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders

STUART R. BROWN
Director since 2015 Age 57

CURRENT AND PAST POSITIONS

Typha Partners, LLC (an early-stage private equity investment company), Investment Manager since 2010

The Nature Conservancy, Chair, Board of Trustees/ Colorado since 2020; Vice Chair, Trustee Council since 2021

DendriFund, Inc. (a private, non-operating foundation focused on natural resource sustainability, seeded by Brown-Forman), Founding Director and President from 2011 to 2019

Between the Covers Bookstore, Owner from 1998 to 2010

Positions with Brown-Forman and affiliates:

•  Sales and Marketing Management from 1995 to 1998

•  Founding Member, Brown-Forman/Brown Family Shareholders Committee from 2007 to 2018

QUALIFICATIONS AND SKILLS

•  Extensive experience in family governance, entrepreneurial management, finance, and board leadership

•  Demonstrated commitment to sustainability and social issues

•  Perspective as a fifth-generation Brown family stockholder

•  A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders

Nominees

JOHN D. COOK
Director since 2008; Lead Independent Director since 2012 Age 69 COMMITTEES: • Corporate Governance and Nominating (Chair) • Compensation • Executive	CURRENT AND PAST POSITIONS Positions with McKinsey & Company: • Director Emeritus • Director from 2003 to 2008

QUALIFICATIONS AND SKILLS

•  Skills gained during more than 45 years advising and managing consumer products companies and creating stockholder value

•  Leadership and senior management experience

•  Financial and international expertise

•  Marketing skills

•  Experience with strategic acquisitions and integrations

OTHER DIRECTORSHIPS

•  Winona Capital Management since 2007

MARSHALL B. FARRER
Director since 2016 Age 51

CURRENT AND PAST POSITIONS

Positions with Brown-Forman and affiliates:

•  Senior Vice President, President, Europe since 2020

•  Senior Vice President, Managing Director, Global Travel Retail and Developed APAC Region from 2018 to 2020

•  Senior Vice President, Managing Director, Global Travel Retail from 2015 to 2018

•  Vice President, Managing Director, Jack Daniel’s Tennessee Honey from 2014 to 2015

•  Vice President, Managing Director, Australia/New Zealand region from 2010 to 2014

•  Vice President, Director, Latin America & Caribbean region from 2006 to 2009

•  Other sales and marketing management positions over a 24-year Brown-Forman career

•  Founding Member, Brown-Forman/Brown Family Shareholders Committee from 2007 to 2018

QUALIFICATIONS AND SKILLS

•  Business and industry experience gained from serving in operational, management, marketing, and executive positions within Brown-Forman and the beverage alcohol industry

•  Extensive international operations and leadership experience

•  Perspective as a fifth-generation Brown family stockholder

•  A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders

AUGUSTA BROWN HOLLAND
Director since 2015 Age 46

CURRENT AND PAST POSITIONS

Haystack Partners LLC (environmentally conscious real estate development company), Founding Partner since 2006

Brown-Forman and affiliates, Founding Member, Brown-Forman/Brown Family Shareholders Committee from 2007 to 2018

QUALIFICATIONS AND SKILLS

•  Extensive knowledge of urban planning and revitalization and environmentally friendly development

•  Demonstrated commitment to sustainability and social issues

•  Experience serving on numerous civic boards

•  Perspective as a fifth-generation Brown family stockholder

•  A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates her ability to represent the long-term interests of stockholders

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Nominees

MICHAEL J. RONEY
Director since 2014 Age 68 COMMITTEES: • Compensation (Chair) • Corporate Governance and Nominating	CURRENT AND PAST POSITIONS Bunzl plc (a multinational distribution and outsourcing company), Chief Executive Officer from 2005 to 2016

QUALIFICATIONS AND SKILLS

•  Extensive senior management and executive leadership experience

•  Deep expertise in multinational production, distribution, and operations

•  Financial expertise

•  International mergers and acquisitions experience

OTHER DIRECTORSHIPS

•  Next plc since 2017

•  Grafton Group plc since 2016

•  Bunzl plc from 2003 to 2016

•  Johnson Matthey plc from 2007 to 2014

JAN E. SINGER
Director since 2022 Age 58 COMMITTEE: • Audit

CURRENT AND PAST POSITIONS

J. Crew, Chief Executive Officer, February 2020 to December 2020

Victoria’s Secret Lingerie, Chief Executive Officer, 2016 to 2019

Spanx, Inc., Chief Executive Officer, 2014 to 2016

Positions with Nike, Inc.:

•  Corporate Vice President Global Apparel, 2010 to 2014

•  Corporate Vice President Global Footwear, 2004 to 2010

QUALIFICATIONS AND SKILLS

•  Executive leadership experience with consumer retail organizations with global reach and complex operating structures

•  Previous experience as an independent director for publicly listed companies

•  Deep knowledge of product creation, sourcing and manufacturing, innovation, merchandising, planning and allocation, marketing, brand development and strategic growth planning

•  Experience leading operations, commerce, corporate responsibility, legal, and human resources functions

OTHER DIRECTORSHIPS

•  Acushnet Holdings Corp. since 2021

•  Supernova Partners Acquisition Co. III Ltd. since 2021

•  Kate Spade New York from 2015 to 2017

TRACY L. SKEANS
Director since 2018 Age 49 COMMITTEES: • Audit • Compensation

CURRENT AND PAST POSITIONS

Positions with Yum! Brands, Inc. and affiliates:

•  Chief Operating Officer & Chief People Officer, Yum! Brands, Inc. since February 2021

•  Chief Transformation and People Officer, Yum! Brands, Inc. from 2016 to 2021

•  President, Pizza Hut International from 2014 to 2015

•  Chief People Officer, Pizza Hut Global from 2013 to 2014

•  Chief People Officer, Pizza Hut US from 2011 to 2013

QUALIFICATIONS AND SKILLS

•  Strong track record of business leadership overseeing transformation strategy, human resources, and corporate communications functions

•  Experience leading business transformation and global people capability strategies to build powerful brands and fuel sustainable results

•  Extensive accounting, treasury, and financial expertise

Nominees

MICHAEL A. TODMAN
Director since 2014 Age 64 COMMITTEES: • Audit (Chair) • Corporate Governance and Nominating

CURRENT AND PAST POSITIONS

Positions with Whirlpool Corporation and affiliates:

•  Vice Chairman, Whirlpool Corporation from 2014 to 2015

•  President, Whirlpool International from 2009 to 2014

•  President, Whirlpool North America from 2007 to 2009

QUALIFICATIONS AND SKILLS

•  Extensive knowledge and experience in multinational operations, sales and distribution, and manufacturing

•  Executive leadership of large multinational organizations

•  Financial expertise

OTHER DIRECTORSHIPS

•  Mondelēz International, Inc. since 2020

•  Carrier Corporation since 2020

•  Prudential Financial, Inc. since 2016

•  Newell Brands, Inc. from 2007 to 2020

•  Whirlpool Corporation from 2006 to 2015

LAWSON E. WHITING
Director since 2018 Age 53 COMMITTEE: • Executive

CURRENT AND PAST POSITIONS

Positions with Brown-Forman and affiliates:

•  President and Chief Executive Officer since 2019

•  Co-Chair of the Brown-Forman/Brown Family Shareholders Committee since 2019

•  Executive Vice President and Chief Operating Officer from 2017 to 2018

•  Executive Vice President and Chief Brands and Strategy Officer from 2015 to 2017

•  Senior Vice President and Chief Brands Officer from 2013 to 2015

•  Senior Vice President and Managing Director for Western Europe from 2011 to 2013

•  Vice President and Finance Director for Western Europe from 2010 to 2011

•  Vice President and Finance Director for North America from 2009 to 2010

•  Various other strategy and finance positions over a 25-year career

QUALIFICATIONS AND SKILLS

•  In-depth knowledge of Brown-Forman’s business, operations, and strategy gained during his 25-year career

•  Extensive knowledge of the beverage alcohol industry

•  Operations and financial experience

•  Strategic thinking, leadership, management, consensus-building, and communication skills

FAMILY RELATIONSHIPS. No family relationship—first cousin or closer—exists between any two directors, executive officers, or individuals nominated or chosen to become a director or executive officer, except for the following relationships between Brown family directors: Campbell P. Brown and Marshall B. Farrer are first cousins; and Stuart R. Brown and Augusta Brown Holland are first cousins.

OTHER MATTERS. In February 2020, Jan E. Singer was hired as CEO to lead J. Crew through a prepackaged financial restructuring under Chapter 11 of the U.S. Bankruptcy Code. The proceeding was filed in May 2020, and J. Crew emerged from bankruptcy in September 2020.

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Director Compensation

Overview

Our directors serve one-year terms that begin when they are elected at the Annual Meeting and end immediately upon the election of their successors at the next Annual Meeting of the Stockholders. We refer to this period as a “Board Year” for director compensation purposes.

Our non-employee directors receive the following payments and fees for their services: an annual Board retainer, meeting fees, committee member retainers, committee chair retainers, a Lead Independent Director retainer, and a Chair of the Board retainer. Non-employee directors receive their Board retainers in a combination of cash and equity, and receive meeting fees only if they attend more than eight meetings (Board), ten meetings (Audit Committee), or six meetings (Compensation Committee and Corporate Governance and Nominating Committee). The Compensation Committee believes this compensation structure emphasizes the importance of directors’ active participation at Board and committee meetings.

Each year, the Compensation Committee, with the assistance of its independent consultant, FW Cook, reviews our non-employee director compensation to determine whether it is competitive with that of similar companies. From time to time, the Compensation Committee recommends changes to our compensation structure so that it remains competitive and includes an attractive mix of compensation types.

DIRECTOR COMPENSATION STRUCTURE

Pay Element		Amount

Board Retainer

Directors may choose to receive their cash retainer in equity. Directors who have satisfied our stock ownership guidelines may elect to receive up to 100% of the retainer in cash rather than receiving equity. The cash retainer is paid in six installments over the Board Year. Any awards of deferred stock units (DSU) are made in full on the Annual Meeting date.

		$215,000 total » $70,000 cash » $145,000 equity (DSU)

Meeting Fees

No fee is paid unless the director attends more than eight Board meetings.	Board	$5,000 per meeting $2,500 per telephonic meeting

No fee is paid unless the director attends more than ten meetings (Audit Committee) or six meetings (Compensation and Corporate Governance and Nominating Committees).	Audit, Compensation, and Corporate Governance and Nominating Committees	$2,500 per meeting $1,250 per telephonic meeting

Committee Member Retainers

Paid in six installments over the Board Year.	Audit Committee	$25,000

	Compensation Committee	$20,000

	Corporate Governance and Nominating Committee	$20,000

Committee Chair Retainers

(excluding Executive Committee) Paid in six installments over the Board Year. A director who chairs more than one committee will receive multiple chair retainers. The Committee Chair Retainer is in addition to the Committee Member Retainer.		$20,000

Lead Independent Director Retainer

Paid in six installments over the Board Year.		$45,000

Non-Employee Chair of the Board Retainer

Paid in six installments over the Board Year.		$470,000

DEFERRED STOCK UNITS

Our DSU program for non-employee directors allows us to issue both Class A common DSUs and Class B common DSUs. Each DSU represents the right to receive one share of Brown-Forman’s Class A or Class B common stock, based on the closing price of the shares on the date the award is made. After a non-employee director’s Board service ends, his or her DSUs are paid out in shares of Class A or Class B common stock after a six-month waiting period. Directors may choose to receive this distribution either in a single lump sum or in ten equal annual installments.

Non-employee directors are credited with the cash dividends on the number of shares represented by the DSUs they held on the record date for that dividend. These dividend credits are converted to additional DSUs based on the market value of the Class A or Class B common stock as of the dividend payment date.

If a director’s Board service ends during a Board Year, the DSUs attributable to the remainder of that Board Year do not vest and are forfeited.

EMPLOYEE DIRECTORS

Lawson E. Whiting and Marshall B. Farrer were our employee directors during the 2022 Board Year. They did not receive any compensation for serving on our Board, any of its committees, or on the boards or equivalent bodies of any of our subsidiaries.

STOCK OWNERSHIP GUIDELINE

We require non-employee directors to own stock that is equal in value to five times their annual board retainer, which for the 2022 Board Year was $1,075,000. When considering whether a non-employee director has satisfied the stock ownership guideline, the Compensation Committee includes Class A or Class B common stock held directly and all DSUs. The value of any unexercised SSARs is not included. Any non-employee director who has not yet met the stock ownership guideline will receive at least 60% of his or her annual Board retainer in DSUs until the guideline is reached.

EXPENSE REIMBURSEMENT

We reimburse all directors for reasonable and necessary expenses they incur when they attend Brown-Forman Board and committee meetings. We provide an additional stipend of $3,000 per meeting to directors who must travel overseas for such Board and committee meetings.

CONTINUING EDUCATION ALLOWANCE

Brown-Forman covers the cost, up to $10,000 per director per Board Year, of continuing education programs to help them stay current on best practices in board governance, industry matters, or other business topics relevant to their Board service.

EVENTS

We occasionally invite our directors and their spouses to events, including strategy retreats, retirement celebrations, award dinners, and similar functions. We believe these occasions provide valuable opportunities for our directors to establish and develop relationships with our senior executives, long-term stockholders, employees, and each other, furthering our objective of having a strong and cohesive Board.

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Fiscal 2022 Director Compensation

The following table shows the compensation of non-employee directors for their service in fiscal 2022.

FISCAL 2022 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash (1)	DSU Awards (2) (3)	All Other Compensation (4)	Total

Patrick Bousquet-Chavanne	$115,000	$145,000	$12,000	$272,000

Campbell P. Brown (5)	293,434	371,061	—	664,495

George Garvin Brown IV (6)	121,371	—	3,000	124,371

Stuart R. Brown	—	215,000	—	215,000

John D. Cook	122,500	215,000	—	337,500

Laura L. Frazier (6)	46,290	—	—	46,290

Kathleen M. Gutmann(7)	82,997	145,000	—	227,997

Augusta Brown Holland	169,688	—	—	169,688

Michael J. Roney	71,626	180,000	12,000	263,626

Jan E. Singer(8)	25,538	—	—	25,538

Tracy L. Skeans	45,000	215,000	—	260,000

Michael A. Todman	135,000	145,000	—	280,000

(1)

Amounts in this column reflect fees earned during fiscal 2022 and include annual Board retainer (if paid in cash), Lead Independent Director retainer, annual committee chair and committee member retainers, non-employee Chair of the Board retainer (if paid in cash), and any Board and committee meeting fees.

(2)

DSUs represent the right to receive one share of Class A or Class B common stock, and are determined by dividing the cash value of the compensation being paid in DSUs by the closing price of Class A or Class B common stock on the date of grant. DSU awards for the 2022 Board Year were granted on July 22, 2021. The closing price of our Class A common stock on that date was $67.35. The closing price of our Class B common stock on that date was $71.24. On dividend payment dates, outstanding DSUs are credited with dividend-equivalent DSUs.

(3)

The aggregate number of Class A and Class B DSUs, Class B SSARs, and Class B performance-based restricted stock units (PBRSUs) outstanding for each of our non-employee directors is set forth below, each as of April 30, 2022. Annual grants of DSUs vest over the course of the Board Year.

Name	DSUs (Class A )	DSUs (Class B)	SSARs (Class B)	PBRSUs (Class B)

Patrick Bousquet-Chavanne	29,032	19,299	—	—

Campbell P. Brown	5,639	—	40,285	867

Stuart R. Brown	9,767	—	—	—

John D. Cook	29,312	19,664	—	—

Augusta Brown Holland	13,871	1,535	—	—

Michael J. Roney	29,311	4,219	—	—

Tracy L. Skeans	15,615	—	—	—

Michael A. Todman	20,786	2,857	—	—

(4)	Reflects stipend amounts paid during fiscal 2022 to directors who must travel to an overseas location for Board and committee meetings.
(5)	Campbell P. Brown became a non-employee director on May 1, 2021 and became Chair on July 22, 2021. The amounts set forth represent the fees earned for his service in these roles for fiscal 2022.
(6)	George Garvin Brown IV and Laura L. Frazier retired from the Board on July 22, 2021. The amounts set forth represent the fees earned for service as a non-employee director for part of fiscal 2022.
(7)	Kathleen M. Gutmann retired from the Board on March 15, 2022. The amounts set forth represent the fees earned for her service as a non-employee director for part of fiscal 2022.
(8)	Jan E. Singer joined the Board as a non-employee director on January 25, 2022. The amount set forth under “Fees Earned or Paid in Cash” represents the fees earned for her service during fiscal 2022.

Proposal 2: Approval of 2022

Omnibus Compensation Plan

Our Board of Directors has adopted the Brown-Forman 2022 Omnibus Compensation Plan (the 2022 Omnibus Plan or the Plan), subject to the approval of the company’s Class A common stockholders. A copy of the Plan is attached to this Proxy Statement as Appendix B.

The 2022 Omnibus Plan is an incentive compensation plan designed to reward participants for individual and company performance. The Plan permits awards in the form of stock options, stock appreciation rights (SARs), shares, restricted stock, market value units, performance units, cash, or any combination of those awards, to current and prospective employees and directors.

The total number of shares reserved for grant under the 2022 Omnibus Plan is 12,413,433, adjusted as described in the Summary of the 2022 Omnibus Compensation Plan below. Once effective, the Plan will replace the Brown-Forman 2013 Omnibus Compensation Plan (the 2013 Plan), under which 12,413,433 shares remain available for issuance. If stockholders approve the 2022 Omnibus Plan, no new awards will be issued under the 2013 Plan beginning July 29, 2022. In addition, if any award granted under the 2013 Plan or 2022 Omnibus Plan terminates, is forfeited or canceled without the delivery of shares, expires unexercised, or is settled for cash, those shares will become available for issuance under the 2022 Plan. We expect that if the 2022 Omnibus Plan is approved by our Class A common stockholders, the 12,413,433 share reserve will be sufficient to allow us to make equity awards in the amounts we believe are necessary to attract, motivate, reward, and retain talented and experienced individuals for a meaningful period of time. Unless terminated earlier by the company’s Board of Directors, the 2022 Omnibus Plan will terminate on July 28, 2032.

Our Class A common stockholders are being asked to approve the 2022 Omnibus Plan in order to (i) satisfy NYSE rules relating to equity compensation and (ii) qualify options for treatment as incentive stock options for purposes of Section 422 of the Code if the Plan Administrator decides to grant incentive stock options in the future.

Summary of the 2022 Omnibus Compensation Plan

The following summary of the 2022 Omnibus Plan is qualified in its entirety by reference to the complete text of the Plan as set forth in Appendix B to this Proxy Statement. You should read Appendix B for detailed information regarding the operation of the Plan.

Purpose. The Board is asking Class A common stockholders to approve the 2022 Omnibus Plan so that the company can continue to:

1.	optimize profitability and growth through incentives which are consistent with the company’s goals and which link the personal interests of participants to those of the company’s stockholders;

2.	provide participants with an incentive for excellence in individual performance;

3.	promote teamwork among participants;

4.	have flexibility in its ability to motivate, attract, and retain the services of participants who make significant contributions to the company’s success; and

5.	allow participants to share in the company’s success.

Administration. The Plan provides for the Compensation Committee to serve as Plan Administrator for all Plan participants other than Compensation Committee members, for whom the full Board will serve as Plan Administrator. The Plan requires the Compensation Committee to serve as Plan Administrator for awards to the company’s executive officers; otherwise, the Compensation Committee may delegate plan administration authority to the company’s Management Compensation Review and Benefits Committee.

Under the terms of the Plan, the Plan Administrator is authorized to select participants; determine the type and number of awards to be granted; select performance periods and performance measures; set threshold, target, and maximum performance goals; determine and later amend (subject to certain limitations) the terms and conditions of any award; interpret and specify the rules and regulations relating

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to the Plan; and make all other determinations that may be necessary or desirable to administer the Plan. Generally, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any award shall be within the sole discretion of the Plan Administrator and shall be final, conclusive, and binding upon the company, any participant, and any holder or beneficiary of any award.

Eligibility. All employees and directors of the company, its subsidiaries and affiliates are eligible to participate in the Plan. As of April 30, 2022, approximately 169 employees were eligible Plan participants. As of April 30, 2022, there were approximately 52 non-active employees with outstanding equity participating in the 2013 Plan. The Plan Administrator may, subject to applicable law, grant awards to eligible persons outside the United States under such terms and conditions as may, in its judgment, be necessary or advisable to comply with the laws of the applicable foreign jurisdictions.

Shares Available for Awards under the Plan. Plan awards may be denominated in either Class A or Class B common stock. The total number of shares reserved for grant under the 2022 Omnibus Plan is 12,413,433 (the Share Reserve), all of which are shares that remain available for grant under the 2013 Plan. The Plan Administrator will adjust this Share Reserve and awards made under the Plan to prevent dilution or enlargement of benefits in the event of a stock dividend or other distribution (other than a normal, recurring cash dividend), reorganization, recapitalization, stock split, reverse stock split, combination, merger, consolidation, or other similar event affecting the shares. If any award granted under the 2013 Plan terminates, expires unexercised, or is settled for cash, forfeited, or canceled without the delivery of shares under the terms of the 2013 Plan, the Share Reserve will be increased by the number of shares subject to such awards. The following shares shall not increase the Share Reserve: (i) shares tendered or withheld to pay an option’s exercise price; (ii) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise thereof; and (iii) shares reacquired by the company on the open market or otherwise using cash proceeds from the exercise of options granted under the 2013 Plan. Shares granted to persons who become employees as a result of a merger or acquisition in order to substitute for stock awards that they hold from their prior employer (Substitute Awards) will not be counted against the Share Reserve under the 2022 Omnibus Plan. The Plan requires the company to try to limit the source of shares delivered to Plan participants to those purchased by the company from time to time on the open market, in private transactions, or otherwise.

A total of 12,412,433 shares are issuable in respect of outstanding awards under all equity compensation plans maintained by the company, including the 2013 Plan. The company’s Class A and Class B common stock is traded on the NYSE. The closing prices of the company’s common stock as of April 29, 2022, were $62.42 per share for Class A common stock and $67.44 per share for Class B common stock.

Types of Awards. The Plan permits the Plan Administrator to grant stock options, SARs, shares, restricted stock, market value units (MVUs), performance units, cash, or any combination of those awards.

Stock Options and Stock Appreciation Rights. The Plan Administrator is authorized to grant stock options, including both incentive stock options and non-qualified stock options. The Plan Administrator is also authorized to grant SARs, which may be settled in cash or common stock. The exercise price of any option or SAR granted under the Plan (other than one issued as a Substitute Award) may not be less than the Fair Market Value of the underlying share on the grant date. (“Fair Market Value” under the Plan means the closing sale price on the principal securities exchange on which the shares are traded on the relevant date (or, if no shares are traded on the relevant date, the last previous day on which a sale was reported)). No option or SAR may have a term longer than ten years from the date of grant, but an award agreement may permit the automatic extension of the term for up to 30 days if, on the scheduled expiration date, the exercise of the award is prohibited by applicable securities law.

Shares, Restricted Stock, and Market Value Units. The Plan Administrator may grant shares of common stock, restricted stock, and MVUs. Restricted stock consists of shares of common stock that are subject to forfeiture provisions and transfer restrictions. MVUs are stock-based awards that may be settled in cash or common stock.

Performance Units. A performance unit consists of a right denominated in cash or shares of common stock, conditioned upon the achievement of performance goals in a period established by the Plan Administrator. Payment of earned performance units shall be made as soon as practicable following the close of the performance period.

Cash Awards. The Plan Administrator may grant cash awards, which are awards that are settled solely in cash. The awards may be subject to achievement of performance goals or other conditions as the Plan Administrator determines.

Performance Periods. The performance period for an annual incentive award is the company’s fiscal year, which is from May 1 to April 30. Performance periods for other awards can be one or more fiscal years, or such other period of time as the Plan Administrator may determine.

Minimum Vesting Period. Subject to limited exceptions, the Plan provides that awards that are subject only to continued service with the company shall have a vesting period of at least one year from the date of grant. The Plan Administrator has discretion to accelerate the vesting of awards otherwise subject to the vesting restriction described above as a result of a Change in Control of the company or the termination of a participant’s employment with the company and its subsidiaries. Such vesting period restrictions do not apply to grants to new hires or to grants of awards in payment of performance awards and other earned cash-based incentive compensation. In addition, such vesting period restrictions do not apply with respect to up to 5% of the shares available for issuance under the Plan.

Dividends and Dividend Equivalents. Awards other than stock options and SARs may include the payment of cash dividends or amounts equivalent to such dividends, but dividends and dividend equivalents with respect to awards that are subject to attaining performance goals may be paid only if it is determined that the underlying performance goals have been met; any dividends credited on Restricted Stock or MVUs that vest on the basis of time shall not be paid until the associated Restricted Stock or MVUs vest.

No Repricing. The 2022 Omnibus Plan prohibits, without stockholder approval, (i) the amendment of options or SARs to reduce the exercise price, (ii) the replacement of an option or SAR with another option or SAR with an exercise price less than the exercise price of the replaced option or SAR (except with respect to any Substitute Award, as defined in the Plan), (iii) the exchange of an option or SAR for another award, cash, or property when the Fair Market Value of common stock is less than the exercise price, or (iv) any other action that may be treated as a repricing under NYSE Rules.

Transferability. Generally, awards granted under the Plan (except for incentive stock options) are not transferable by a participant other than by will or by the laws of descent and distribution, except (i) if provided in the award agreement with respect to an option or SAR, to an immediate family member of such participant, to a trust or partnership for the benefit of such participant or an immediate family member of such participant, or for charitable purposes, or (ii) as permitted by the Plan Administrator, in its sole discretion. Any such transfer is permitted only if a participant receives no consideration for the transfer. Awards of incentive stock options may be transferred only by will or the laws of descent and distribution.

Change in Control. In the event of a Change in Control of the company (as defined in the Plan), except as otherwise provided in the applicable award agreement or another contract, the following shall occur upon a participant’s termination without “cause” or resignation due to a “constructive termination” (each as defined in the Plan) within 24 months following such Change in Control: (i) options and SARs not previously exercisable shall become exercisable, (ii) all conditions or restrictions applicable to performance awards shall immediately lapse, and the participant shall have the right to receive a payment based on target or actual level achievement or actual performance as of a date determined by the Committee, and (iii) all conditions or restrictions applicable to all other awards shall immediately lapse.

In the event of a Change in Control in which the acquiring or surviving company does not assume or continue outstanding awards or issue substitute awards upon the Change in Control, immediately before the Change in Control, all awards that are not assumed, continued, or substituted for shall be treated as follows: (i) options and SARs shall become immediately exercisable, including any portion of the option or SAR not previously exercisable, (ii) all conditions or restrictions applicable to performance awards shall immediately lapse, and the participant shall have the right to receive a payment based on target level achievement or actual performance as of a date determined by the Committee, and (iii) all conditions or restrictions applicable to all other awards shall immediately lapse.

In the event of a Change in Control where the acquiring or surviving company does not assume or continue outstanding awards upon the Change in Control, the Plan Administrator may provide for the cancellation and cash settlement of all such outstanding awards upon such Change in Control.

Term and Amendment. No new awards may be granted under the Plan on or after the tenth anniversary of its effective date, July 28, 2032. Except as limited in the Plan, the Board may amend, suspend, or terminate the Plan or any portion of it at any time, subject to stockholder approval if necessary to comply with tax or regulatory requirements. Except with respect to a repricing, the Plan Administrator may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate any award, either prospectively or retroactively; provided, however, the Plan Administrator may not materially adversely affect the rights of any award holder without the award holder’s consent.

Compensation Recoupment. Awards issued under the 2022 Omnibus Plan will be subject to the Brown-Forman Corporation Incentive Compensation Recoupment Policy adopted by the Board in fiscal 2002. This policy may be amended in the future.

Non-Employee Director Awards. The Board may provide that all or a portion of a non-employee director’s annual retainer, meeting fees, and/or other awards or compensation is payable in stock-based awards, either automatically or at the director’s election. Non-employee directors may also receive other awards pursuant to the 2022 Omnibus Plan, including options, SARs, restricted and non-restricted shares, and MVUs. For any one Plan year, no non-employee director may be granted an award of shares, restricted stock, MVUs, performance units, non-qualified stock options, and/or SARs for more than 50,000 shares of common stock in the aggregate.

Certain Federal Income

Tax Consequences

Below, we summarize the federal income tax consequences of awards under the Plan. State, local, and other taxes may also be imposed in connection with awards. This discussion is based on current tax laws, which could change in the future. This description is intended for the information of Class A common stockholders considering how to vote on the 2022 Omnibus Plan proposal and not as tax guidance to Plan participants.

Tax consequences to the company and participants vary with the type of award. Generally, a participant does not recognize income, and the company does not take a business expense deduction, upon the grant of an incentive stock option, non-qualified option, SAR, restricted stock, MVU, or performance unit.

Stock Options and Stock Appreciation Rights.

Participants exercising incentive stock options do not have taxable income (except that the alternative minimum tax may apply). If a participant sells shares acquired by exercising an incentive stock option within two years from the grant date or one year from the exercise date, the participant must generally recognize ordinary income equal to the difference between (i) the Fair Market Value of the shares at the exercise date (or, if less, the amount realized when the participant disposes of the shares), and (ii) the exercise price. When a participant exercises a non-qualified stock option, the participant generally recognizes ordinary income equal to the difference between the exercise price and Fair Market Value of the common stock acquired. When a participant exercises a SAR, the participant recognizes ordinary income equal to the cash or the Fair Market Value of stock received upon such exercise. A participant’s disposition of shares acquired by exercising an option or SAR, if applicable, (including an incentive stock option for which the holding periods are met) generally will result in short-term or long-term capital gain or loss equal to the difference between the sale price and the participant’s tax basis in the shares. The tax basis generally is the exercise price plus any amount previously recognized as ordinary income in connection with the option exercise.

The company’s tax deduction generally equals the amount the participant recognizes as ordinary income. The company is not entitled to a tax deduction for amounts recognized by a participant as capital gain. Accordingly, the company cannot take a tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding periods before disposing of the shares.

Restricted Stock, Market Value Units, and Performance Units. Restricted stock awards are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited if the participant ceases to provide services to the company. As a result, the participant will not recognize ordinary income at the award date. Instead, the participant will recognize ordinary income on the date when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income equals the difference between the amount paid for the stock, if any, and the Fair Market Value of the stock on the date it is no longer subject to forfeiture.

The participant may accelerate recognition of ordinary income, if any, and begin the capital gains holding period by filing a “Section 83(b)” election. In that event, the ordinary income recognized, if any, is the difference between the amount paid for the stock, if any, and the Fair Market Value of the stock on the award date, and the capital gain holding period will commence on that date. The ordinary income recognized by an employee will be subject to tax withholding by the company. The company generally may take a deduction in the same amount as, and at the same time as, the employee recognizes ordinary income.

With respect to MVUs, a participant generally will recognize ordinary income on the date the MVU is settled and the shares are issued to the participant. The vesting of an MVU is not itself a taxable event, unless shares of stock are actually issued in connection with such vesting. Participants may not make a Section 83(b) election with respect to MVUs.

Performance units payable in cash or unrestricted shares are taxable as ordinary income at the time the participant performance goals are attained and the payments are made to the participant. Performance units payable in restricted shares are taxable as restricted stock as described above.

The participant is subject to capital gains treatment on the subsequent sale of any common stock acquired through the settlement of an MVU, a performance unit, or restricted stock award. For this purpose, the participant’s basis in the common stock is its Fair Market Value at the time the MVU or performance unit is settled or the restricted stock becomes vested.

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Shares and Cash Awards. Generally, a participant recognizes ordinary income on the Fair Market Value of shares on the date of the award, or when a cash award is paid, and the company is entitled to a business expense deduction in the same amount.

Tax Withholding. The company may deduct or withhold, or require a participant to remit to the company, an amount sufficient to satisfy federal, state, and local taxes and withholding obligations with respect to any taxable event arising as a result of the Plan. Participants may elect, subject to the approval of the Plan Administrator, to satisfy the withholding requirement, in whole or in part, by having the company withhold shares having a Fair Market Value on the date the tax is to be determined equal to the tax owed.

Section 162(m) of the Internal Revenue Code.

Section 162(m) of the Code generally limits the tax deduction for any year for compensation paid to any “covered employee” (in general, any current or former principal executive officer, principal financial officer, or one of the next three highest-paid officers) to $1 million for any one year. The company expects that Section 162(m) will limit the company’s tax deduction for certain awards granted under the Plan.

Compliance with Section 409A of the Internal Revenue Code. Section 409A of the Code generally establishes rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) on the service provider who is entitled to receive the deferred compensation. Certain awards that may be granted under the 2022 Omnibus Plan may constitute “deferred compensation” within the meaning of and subject to Section 409A. The 2022 Omnibus Plan and award agreements entered into under the 2022 Omnibus Plan are intended to be interpreted and operated in accordance with Section 409A, including any regulations or guidance issued by the Treasury Department, and contain a number of provisions intended to avoid the imposition of additional tax on the 2022 Omnibus Plan participants under Section 409A, though each participant is solely responsible and liable for the satisfaction of all taxes and penalties in respect of any payments or benefits delivered in connection with the Plan, including taxes and penalties under Section 409A. The Board may amend the Plan, and the Compensation Committee may amend outstanding awards thereunder, while preserving the intended benefits of awards granted under the Plan to avoid the imposition of an additional tax under Section 409A.

New Plan Benefits

Any future awards granted to eligible participants under the 2022 Omnibus Plan will be subject to the discretion of the Plan Administrator and, therefore, we cannot currently determine the number of awards that will be granted under the Plan.

The Board unanimously recommends that you vote “FOR” the approval of the Brown-Forman 2022 Omnibus Compensation Plan.

Proposal 3: Ratification of the Selection of the Independent Registered Public Accounting Firm for Fiscal 2023

The Audit Committee is solely responsible for the appointment, replacement, and compensation of the independent registered public accounting firm and oversees the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee has selected Ernst & Young LLP (EY) as Brown-Forman’s independent registered public accounting firm for the fiscal year ending April 30, 2023, and has directed that management submit such selection to stockholders for ratification at the Annual Meeting.

Stockholder ratification of the selection of EY as Brown- Forman’s independent registered public accounting firm is not required by our By-Laws or otherwise. However, we are submitting the selection of EY to stockholders for ratification as a matter of good corporate governance. If stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain EY. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the fiscal year if it is determined that such a change would be in the best interests of Brown-Forman and its stockholders.

EY has served as Brown-Forman’s independent registered public accounting firm since fiscal 2021. The members of the Audit Committee believe that retaining EY to serve as the independent registered public accounting firm is in the best interests of Brown-Forman and its stockholders. A representative of EY is expected to attend the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

 The Board unanimously recommends that you vote “FOR” the ratification of Ernst & Young LLP as Brown-Forman’s independent registered public accounting firm for the fiscal year ending April 30, 2023.

Compensation Discussion and Analysis

This section describes our executive compensation philosophy and objectives, and the decisions of the Compensation Committee (Committee) regarding the compensation of our named executive officers (NEOs). For fiscal 2022, our NEOs were:

Lawson E. Whiting

President and Chief Executive Officer

Leanne D. Cunningham

Senior Vice President and Chief Financial Officer

Thomas W. Hinrichs

Senior Vice President, President,

Emerging International

Matthew E. Hamel

Executive Vice President and General Counsel

Kirsten M. Hawley

Senior Vice President, Chief People,

Places, and Communications Officer

Jane C. Morreau

Former Executive Vice President and

Chief Financial Officer1

(1)	Ms. Morreau left Brown-Forman effective July 1, 2021.

Executive Summary

PAY FOR PERFORMANCE

A key component of our executive compensation program is our short- and long-term incentive plans. We believe our short- and long-term incentive plans should drive performance. These programs utilize key performance metrics to measure our performance and to compare our performance to that of our peers. We believe the use of these metrics helps accomplish four key objectives:

1 >	demonstrate value provided to our stockholders;

2 >	ensure that we hold ourselves to an objective performance standard;

3 >	reinforce a competitive and innovative mindset among our leadership; and

4 >	ensure that incentive payments are appropriate.

We believe one of the best measures of the value our company and NEOs create is the return provided to our stockholders relative to the returns of other companies in our industry and the broader S&P 500. We show the trends in TSR and diluted EPS, and how our CEO’s compensation compares with those trends, in the charts below:

Brown-Forman TSR vs. Diluted EPS vs.

CEO Total Compensation Growth(1)

TSR:

Brown-Forman vs. S&P Consumer Staples vs. S&P 500(2)

(1)

Compares trends for TSR of Brown-Forman Class B common stock and diluted EPS (percent change from prior fiscal year) with the change in total compensation for our CEO (percent change from prior fiscal year). Compensation amounts include base salary, SSARs, non-equity compensation, and compensation reported in the “All Other Compensation” column in the Fiscal 2022 Summary Compensation Table. Compensation shown also includes the performance-adjusted restricted stock award values as reported at the end of the applicable three-year performance period. Total compensation differs from total compensation shown in the Fiscal 2022 Summary Compensation Table required by the SEC in that changes in pension values are excluded from the amounts shown above.

(2)	Represents the compound annual growth rate of TSR. S&P Consumer Staples TSR is based on a weighted average of comparable companies listed on the S&P Consumer Staples Index.

We believe our executive compensation program delivers exceptional value to our stockholders, particularly considering the combination of strong returns and financial performance that Brown-Forman and our management team have delivered over multiple years.

PERFORMANCE-BASED PAYOUTS FOR FISCAL 2022

We believe our compensation program demonstrates alignment between pay and performance. Brown-Forman delivered 13% growth in underlying net sales and 15% growth in underlying operating income in fiscal 2022. Our growth trailed that of our industry peers who delivered 21% growth in underlying net sales and 31% growth in underlying operating income during the same performance period. The Committee considered both our strong absolute results and our below-median relative performance and decided to amend the relative performance comparison from focusing solely on fiscal 2022 to focusing on our three-year compound annual growth relative to peers over fiscal 2020, fiscal 2021, and fiscal 2022. For more information on the Committee’s decision to amend the relative performance comparison for fiscal 2022, see “Short-Term Incentive Compensation” on page 42.

CASH INCENTIVES

Short-Term Cash Incentive

6% 3-year compound annual growth in underlying net sales(1) and 4% 3-year compound annual growth in underlying operating income.(2)

As a result, the company performance component of the short-term cash incentives paid out at 77% of target.

Long-Term Cash Incentive

Our performance on these measures for the fiscal 2020-2022 performance period resulted in a payout of 106% of target.

(1)  “Underlying net sales” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

(2)  “Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

EQUITY-BASED INCENTIVES

We use equity-based compensation to better align the long-term economic interests of our NEOs with those of our stockholders. We offer our NEOs two types of equity-based incentives: performance-based restricted stock units (PBRSUs) and SSARs.

•	PBRSU awards for the fiscal 2020-2022 performance period were converted into restricted shares shortly after the conclusion of fiscal 2022. The number of restricted shares awarded was calculated based on the TSR of our Class B common stock as compared to the TSR of the companies constituting the Standard & Poor’s (S&P) Consumer Staples Index. Our relative performance against this group over the performance period was at the 45th percentile, resulting in a payout at 80.3% of target.

•	Payouts of our SSARs are determined by the increase of our Class B common stock price above the awards’ stated grant price.

ADVISORY VOTES ON EXECUTIVE COMPENSATION

We conduct an advisory vote on our executive compensation (“say-on-pay”) every three years. Our last “say-on-pay” vote occurred at our 2020 Annual Meeting of Stockholders, and our stockholders expressed overwhelming support for the compensation of our NEOs, with more than 97% of the votes cast approving the advisory “say-on-pay” resolution. The Committee considered these results as one of many factors in its executive compensation decisions for fiscal 2022.

Following the expressed preference of our stockholders, we expect to continue to conduct advisory votes on executive compensation every three years, but reserve the right to conduct votes more frequently in order to seek additional feedback from our stockholders. We expect to hold our next “say-on-pay” advisory vote at the 2023 Annual Meeting of Stockholders.

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Overview of Our Compensation Program

COMPENSATION OBJECTIVES AND PRINCIPLES

Our executive compensation program is designed to attract, motivate, reward, and retain a diverse team of talented executives who will lead Brown-Forman to produce superior, sustainable, long-term value for our stockholders.

In order to remain competitive and to ensure our executive compensation program is aligned with the interests of our stockholders, our program focuses on creating long-term value, reinforcing financial accountability, and delivering outstanding operational outcomes to drive sustained performance of Brown-Forman stock.

COMPENSATION ELEMENTS

Compensation for our NEOs includes:

•	Base salary (including holiday bonus);
•	Short-term (one-year) performance-based cash compensation;
•	Long-term (three-year) performance-based cash compensation;
•	Long-term equity-based incentive compensation (SSARs and PBRSUs);
•	Benefits and limited perquisites generally available to all senior executives; and
•	Limited post-employment compensation and other benefits.

MEASURING PERFORMANCE

The Committee believes the most relevant measures of our performance are:

•	Strong and sustained growth in underlying operating income and underlying net sales, both on an absolute basis and relative to industry peers;
•	Progress toward our long-term strategic goals, including building a more diverse and inclusive environment;
•	Our three-year TSR relative to the S&P Consumer Staples Index; and
•	Stock appreciation.

FISCAL 2022 PERFORMANCE METRICS FOR BROWN-FORMAN INCENTIVE PLANS

Performance-Based Component	Performance Measures

Short-Term Cash Incentive

70% Weighting: Equal consideration of three-year underlying net sales[1] growth and three-year underlying operating income[2] growth, each relative to actual performance compared to industry peers

20% Weighting: Individual performance

10% Weighting: D&I performance

Long-Term Cash Incentive	50% Weighting: Underlying net sales[1] growth compared to industry peers 50% Weighting: Underlying operating income[2] growth compared to industry peers

PBRSUs	TSR relative to S&P Consumer Staples Index

SSARs	Stock price growth above grant price

(1)	“Underlying net sales” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.
(2)	“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

COMPETITIVE COMPENSATION

We compete for senior executive talent with other companies, so we need our executive compensation program to stay competitive. We believe that strong, competitive pay that is linked with company performance attracts the right leadership to deliver the right results for our stockholders.

To help us do this, the Committee compares Brown-Forman’s compensation practices with those of a group of high-performing, brand-building consumer products companies with similar financial characteristics. The Committee reviews this group of companies each year, along with both food and beverage and general industry surveys, to ensure they continue to meet these criteria. These compensation comparator group companies are listed on page 41.

The Role of Our Compensation Committee

The Committee serves a critical role in our compensation governance by providing independent oversight and thought leadership on executive compensation and establishing performance objectives that correlate pay and performance. The Committee, with the assistance of its independent compensation consultant, FW Cook, establishes compensation for our NEOs and other designated executive officers, and helps the Board fulfill its duties relating to the compensation of our directors, officers, and employees. The Committee also has the sole authority, on behalf of the Board, to determine the compensation of our CEO.

The Committee is composed of three independent directors—Michael J. Roney (Chair), John D. Cook, and Tracy L. Skeans. Each member of the Committee qualifies as an independent director under the NYSE’s heightened independence standards for compensation committee members of non-controlled companies, and as a non-employee director under SEC rules. As a “controlled company,” Brown-Forman is not required to meet all of these standards, but we believe that doing so is in the best interests of our company and our stockholders.

In making decisions, the Committee members benefit from their own diverse experience, input from certain members of management, advice from FW Cook, and access to functional experts at the company.

SOUND PAY PRACTICES

We avoid pay practices that we believe do not support the objectives of our executive compensation program or our culture. We do not offer NEOs employment agreements, non-performance-based cash payments (other than salary and holiday bonus), tax gross-ups (other than in connection with expatriate assignments), excessive perquisites, or change-in-control agreements. We also have an Incentive Compensation Recoupment Policy (commonly known as a “clawback” policy) that permits Brown-Forman to seek recovery of incentive compensation paid or awarded in the event we restate a financial filing because of material noncompliance with financial reporting requirements or we discover a material error in the calculation of that incentive compensation.

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Each year, we assess and evaluate potential compensation-related risks. Based upon this year’s review, management and the Committee have concluded that our compensation policies and practices do not create any risk that is reasonably likely to have a material adverse effect on Brown-Forman. This conclusion is consistent with our findings in prior years. See “Compensation Risk Assessment” on page 50.

THE COMPENSATION CONSULTANT

As an independent compensation advisor, FW Cook is engaged by and reports directly to the Committee and attends Committee meetings as requested. FW Cook provides the Committee with information on external compensation trends and guidance on the compensation of our CEO and other NEOs, and also reviews this Compensation Discussion and Analysis. In addition, FW Cook provides independent advice to the Board on non-employee director compensation, assists with the Board and Committee self-assessment process, and acts as the Committee’s advisor in working with management. FW Cook provides no other services to Brown-Forman or management.

In accordance with SEC and NYSE requirements, the Committee has reviewed the independence of FW Cook and determined that no conflict exists that would compromise the independence of the firm’s advice.

Target Compensation

HOW WE SET TARGET COMPENSATION FOR OUR NEOS

The Committee determines target compensation for each NEO. The Committee considers each NEO’s role, the value of the role in the labor market, and factors specific to the NEO as an individual. Individual factors include tenure with Brown-Forman, mastery of current role, potential to move into expanded roles, performance, scarcity of skill sets, retention risk, fit within our culture, career experience, and internal pay equity. The Committee finds that this approach leads to a more effective pay program than one based solely on external labor market data.

To ensure our pay is competitive, the Committee compares NEO compensation with that of executives in similar positions within our compensation comparator group and both food and beverage and general industry surveys. FW Cook prepares a market analysis comparing the target value of each element of compensation for our NEOs to the compensation paid by our compensation comparator group and survey participants. This analysis produces a range of market-competitive levels of target compensation as one consideration in determining pay for our NEOs. While the Committee does not set target compensation to meet specific benchmarks, the Committee does consider the median of the data from the comparator group and surveys as a guide to appropriate target pay ranges for our NEOs.

To determine the pay elements that make up each NEO’s compensation package, the Committee begins by reviewing the pay mix offered by companies in our compensation comparator group and in the surveys. The objective is to design a market-competitive pay mix, while supporting our goal of creating sustainable value for stockholders. The Committee, with the assistance of FW Cook, periodically reviews pay mix to ensure it maintains this alignment.

FISCAL 2022 BROWN-FORMAN CEO AND NEO PAY MIX VS. COMPENSATION COMPARATOR GROUP

Compensation Comparator Group

Each year, the Committee reviews the list of companies against which we compare our compensation packages. Our goal is to make sure that this compensation comparator group continues to share basic characteristics with Brown-Forman. As a result of the most recent review, we made no changes to the compensation comparator group. The companies listed below constituted the compensation comparator group for decisions made in fiscal 2022.

Campbell Soup Company	Harley-Davidson, Inc.	The Boston Beer Company, Inc.

Church & Dwight Co., Inc.	lululemon athletica inc.	The Clorox Company

Columbia Sportswear Company	McCormick & Company, Inc.	The Hain Celestial Group, Inc.

Conagra Brands, Inc.	Molson Coors Beverage Company	The Hershey Company

Constellation Brands, Inc.	Monster Beverage Corporation	The J.M. Smucker Company

Davide Campari-Milano N.V.	Pernod Ricard SA	Treasury Wine Estates Limited

Diageo plc	Rémy Cointreau SA

Target Total Direct Compensation for Fiscal 2022

The chart below shows the annualized target total direct compensation for each of our NEOs in fiscal 2022 versus fiscal 2021, and the percentage change of the compensation packages.

FISCAL 2022 VS. FISCAL 2021 NEO TARGET TOTAL DIRECT COMPENSATION

Name	Year	∎ Salary and Holiday Bonus (1)	∎ Short-Term Incentive Target	∎ Long-Term Incentive Target	Target Total Direct Comp	Percent Increase	Pay Mix at Target
Lawson E. Whiting	2022	$1,250,040	$1,500,000	$5,000,000	$7,750,040	7%
	2021	1,178,747	1,416,096	4,666,667	7,261,510
Leanne D. Cunningham (2)	2022	598,978	423,770	620,472	1,643,220	168%
	2021	301,244	95,909	216,552	613,705
Thomas W. Hinrichs (3)	2022	509,920	424,161	532,926	1,467,007	4%
	2021	480,658	411,815	517,414	1,409,887
Matthew E. Hamel	2022	569,147	327,818	673,672	1,570,637	2%
	2021	552,570	318,270	673,672	1,544,512
Kirsten M. Hawley	2022	469,562	302,100	548,020	1,319,682	6%
	2021	442,983	285,000	517,000	1,244,983
Jane C. Morreau(4)	2022	122,156	82,726	194,782	399,664	-83%
	2021	643,771	495,000	1,165,500	2,304,271

(1)

Salary and holiday bonuses are based on the one-year period beginning on July 1. Other compensation elements are based on our fiscal year beginning May 1. Any change to compensation during the year is pro-rated.

(2)	Ms. Cunningham’s increase in compensation was the result of her promotion to Senior Vice President and Chief Financial Officer effective July 2, 2021.
(3)	Mr. Hinrichs is based in Germany and is paid in euros. The amount shown is the U.S.-dollar equivalent based on an exchange rate of $1 to 1.1535.
(4)

Ms. Morreau left the company effective July 1, 2021; therefore, her fiscal 2022 compensation is pro-rated for the period May 1, 2021 to July 1, 2021. See “Treatment of Short-Term and Long-Term Incentive Awards upon Termination of Employment” on page 59.

Awards and Payouts in Fiscal 2022: Fixed and Short-Term Compensation

FIXED COMPENSATION

Base salary. The Committee typically adjusts salaries each July after the Committee completes its annual performance review process, but the Committee may adjust an NEO’s salary at other times to reflect a change in role or responsibility.

Holiday bonus. One of our longstanding traditions is to offer to nearly all of our salaried employees, including our NEOs, a lump-sum cash bonus during the holiday season. This bonus is intended to promote continued service and to show appreciation for our employees. The holiday bonus, which we consider to be part of base salary, is guaranteed and not based on individual performance.

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The table below shows the total amount of fixed compensation that each of our NEOs received in fiscal 2022.

FIXED COMPENSATION FOR FISCAL 2022(1)

Name	Amount

Lawson E. Whiting	$1,250,040

Leanne D. Cunningham	598,978

Thomas W. Hinrichs (2)	509,920

Matthew E. Hamel	569,147

Kirsten M. Hawley	469,562

Jane C. Morreau (3)	122,156

(1)	Reflects fiscal year fixed compensation from May 1, 2021, to April 30, 2022, which includes base salary and holiday bonus.
(2)	Mr. Hinrichs is based in Germany and is paid in euros. The amount shown is the U.S.-dollar equivalent based on an exchange rate of $1 to 1.1535.
(3)

Ms. Morreau left the company effective July 1, 2021; therefore, her fiscal 2022 fixed compensation is pro-rated for the period of May 1, 2021 to July 1, 2021. See “Treatment of Short-term and Long-Term Incentive Awards upon Termination of Employment” on page 59.

SHORT-TERM INCENTIVE COMPENSATION

Our NEOs receive cash payouts each year, depending on the achievement of certain performance goals during the fiscal year. For more information, please see “Performance-Based Payouts for Fiscal 2022” on page 37.

For fiscal 2022, 70% of the target award was tied to company performance relative to our industry peers, 20% was tied to individual performance, and 10% was tied to the performance against our broader D&I initiatives. The Committee believes that basing most of our NEOs’ short-term incentive cash awards on company performance appropriately reflects their accountability, as a group, for the company’s success. The Committee also believes that basing a lesser, but meaningful, portion of the short-term incentive on individual and D&I performance provides flexibility to recognize NEOs’ individual achievements during the fiscal year, as well as accountability for Brown-Forman’s D&I progress within our “Be Better, Do Better” commitments and our Many Spirits, One Brown-Forman: Gender and Race Edition strategic plan.

The corporate, individual, and D&I portions of our short-term incentives are subject to a performance factor of 0% to 200%. After adjusting for performance, the three components are added together to determine the total short-term incentive payment. As a result, the total value of short-term incentive payouts may vary between 0% and 200% of target–a range we believe is sufficient for recognizing varying levels of performance without encouraging excessive risk-taking.

COMPANY PERFORMANCE (70% OF TARGET AWARD)

Company performance goals for fiscal 2022 were based on Brown-Forman’s underlying net sales growth and underlying operating income compared to the performance of our industry peers. Our goal is to outperform these peers consistently and sustainably.

Brown-Forman delivered 13% growth in underlying net sales and 15% growth in underlying operating income in fiscal 2022. Our growth trailed that of our industry peers who delivered 21% growth in underlying net sales and 31% growth in underlying operating income during the same performance period. Brown-Forman outperformed its industry peers in fiscal 2020 and fiscal 2021. This created a higher base of comparison against our industry peers during fiscal 2022. The Committee considered both our strong absolute results and our below-median relative performance and decided to amend the relative performance comparison from focusing solely on fiscal 2022 to focusing on our three-year compound annual growth results relative to peers over fiscal 2020, fiscal 2021, and fiscal 2022. This amendment from a one-year relative performance comparison to a three-year relative performance comparison moved the incentive payout from 0% to 77% for all plan participants, including our NEOs, ensuring that absolute performance was recognized and rewarded during a period of significant uncertainty.

Underlying net sales and underlying operating income were calculated by adjusting, as applicable, GAAP operating income and net sales for the following effects:

•	Acquisitions and divestitures;
•	Foreign exchange;
•	Estimated net changes in distributor inventories;
•	The impact of a commitment to the Brown-Forman Foundation; and
•	Impairment charges.

The fiscal 2022 short-term performance goals, our actual performance, and the resulting payout percentage of 77% of target are shown in the chart below:

FISCAL 2022 SHORT-TERM INCENTIVE COMPENSATION PERFORMANCE GOAL

(1)	“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.
(2)	“Underlying net sales” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

INDIVIDUAL PERFORMANCE (20% OF TARGET AWARD)

Individual performance objectives for the NEOs consist of qualitative and quantitative goals that support the achievement of our strategic priorities, such as fulfilling individual job responsibilities, implementing talent development, developing profit-driving ideas, and making overall contributions to Brown-Forman as a senior leader. Payout levels for the individual portion of the short-term incentive are based on the following guidelines for aligning performance and compensation:

Performance (B-F Nomenclature)	Payout as a Percentage of Target

Superior (Excellent)	180%

Above Target (Very Strong)	140%

On Target (Strong)	110%

Below Target (Varied or Inconsistent)	50%

Immediate Improvement Required (Performance Needs Improvement)	No incentive paid

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DIVERSITY AND INCLUSION PERFORMANCE (10% OF TARGET AWARD)

D&I objectives for the NEOs consist of qualitative goals that support the achievement of our D&I priorities, as outlined within our “Be Better, Do Better” commitments and our Many Spirits, One Brown-Forman: Gender and Race Edition strategic plan. These ambitions focus on how we further leverage diversity at Brown-Forman, from developing customized mentoring initiatives for our people of color, to launching more robust leadership development programs focused specifically on inclusion, to establishing better quantitative data to analyze our talent pipelines and movement.

Our key accomplishments this fiscal year include:

•	Achievement of our ambition to have women in at least 40% of our leadership positions globally ahead of schedule;

•	Improved people of color representation in the U.S. from 16% to 19.6% (ambition of 25% established in 2019 and is on track to be achieved by 2030);

•	$50 million donation to five West Louisville agencies supporting educational and career initiatives that improve “cradle to career” outcomes for historically underserved communities; and

•	53% of all hires by the end of fiscal 2022 were women and 25% of all hires in the U.S. by the end of fiscal 2022 were people of color.

Payout for the D&I portion of the short-term incentive was 150% for fiscal 2022 based on the performance range noted below:

Performance	Payout as a Percentage of Target

Above Target	126% – 200%

On Target	76% – 125%

Below Target	Up to 75%

Short-Term Compensation Payouts in Fiscal 2022

Please see footnote 5 to the “Non-Equity Incentive Plan Compensation” column of the Fiscal 2022 Summary Compensation Table found on page 52 for the amounts paid to the NEOs in short-term incentive compensation for fiscal 2022.

Awards and Payouts in Fiscal 2022: Long-Term Compensation

Long-term incentives are the most important and largest portion of our NEOs’ compensation. These awards are intended to focus the efforts of our executives on long-range strategic goals, including sustainable growth and performance of our brands and superior returns to our stockholders. They also serve as a strong retention incentive and enhance the alignment of our executives’ interests with those of our stockholders by building equity ownership.

The Committee initially determines the target dollar value of the total long-term incentive award for each NEO. The target long-term incentives are divided equally into three components:

One-third	One-third	One-third
performance-based	performance-based	stock-settled stock
cash incentives	restricted stock units	appreciation rights

Long-Term Performance-Based Cash Incentive (for the Fiscal 2022-2024 Performance Period)

We provide our NEOs with an opportunity to earn a cash-based incentive award linked to Brown-Forman’s achievement of long-term performance goals. The graphic below shows how we tie this incentive to those goals.

(1)	“Underlying net sales” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.
(2)	“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

Awards Granted in Fiscal 2022 (for the Fiscal 2022-2024 Performance Period)

Long-term cash incentives granted in fiscal 2022 have a three-year performance period and, if earned, will be paid shortly after fiscal 2024 ends. The total value of the long-term cash incentive payouts may vary between 0% and 200% of target based on Brown-Forman’s achievement of long-term performance goals. The table below shows the target awards granted to each NEO in fiscal 2022.

TARGET LONG-TERM CASH AWARDS FOR FISCAL 2022-2024 PERFORMANCE PERIOD

Name	Amount

Lawson E. Whiting	$1,667,000

Leanne D. Cunningham	206,865

Thomas W. Hinrichs (1)	177,678

Matthew E. Hamel	224,602

Kirsten M. Hawley	182,710

Jane C. Morreau (2)	64,763

(1)	Mr. Hinrichs is based in Germany and is paid in euros. The amount shown is the U.S.-dollar equivalent based on an exchange rate of $1 to 1.1535.
(2)

Ms. Morreau left the company effective July 1, 2021; therefore, her fiscal 2022 targeted amount is pro-rated for the period of May 1, 2021 to July 1, 2021. See “Treatment of Short-Term and Long-Term Incentive Awards upon Termination of Employment” on page 59.

Awards Earned in Fiscal 2022 (for the Fiscal 2020-2022 Performance Period)

Our long-term cash awards for the three-year performance period beginning in fiscal 2020 were paid out shortly after fiscal 2022 ended. Based on our performance, the payout was 106% of the target award, calculated as shown in the graphic below:

LONG-TERM PERFORMANCE-BASED CASH AWARDS: FISCAL 2020-2022 PERFORMANCE PERIOD

Absolute Underlying Operating Income (1)			Relative Underlying Operating Income (2)			Strategic Objectives Progress

Fiscal Year	B-F	Performance	B-F	Industry	Performance	B-F Performance Measures

2020	-6%	0%	2%	5%	40%	Regional Development

2021	4%	20%	4%	1%	200%	Brand Development

2022	15%	200%	15%	31%	0%	Strategic Development
3-Year Average		73%	3-Year Average		80%	3-Year Average	150%

		30%			30%		40%
		weighting			weighting		weighting

Fiscal 2020 to Fiscal 2022 Performance Payout = 106%

(1)	“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.
(2)

Relative underlying operating income compared to industry peers. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures. Fiscal 2020 relative underlying operating income performance excluded the three-month impact of the COVID-19 pandemic and tariffs.

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Awards and Payouts in Fiscal 2022: Long-Term Compensation

The table below shows the long-term cash award that each NEO earned in fiscal 2022 based on the 106% payout for the fiscal 2020-2022 performance period.

LONG-TERM CASH AWARDS PAID FOR FISCAL 2020-2022 PERFORMANCE PERIOD

Name	Amount

Lawson E. Whiting	$1,277,938

Leanne D. Cunningham	183,637

Thomas W. Hinrichs (1)	141,225

Matthew E. Hamel	178,524

Kirsten M. Hawley	274,010

Jane C. Morreau	494,172

(1)	Mr. Hinrichs is based in Germany and is paid in euros. The amount shown is the U.S.-dollar equivalent based on an exchange rate of $1 to 1.1535.

Performance-Based Restricted Stock Units

The Committee awards our NEOs and certain other executives shares of Class A common stock through our PBRSU awards. Unless otherwise determined by the Committee, PBRSU awards are granted on the date of the Annual Meeting.

Awards Granted in Fiscal 2022 (for the Fiscal 2022-2024 Performance Period)

PBRSU awards granted in fiscal 2022 have a three-year performance period. These awards are initially expressed as a dollar value and converted to a specific number of units. At the end of the three-year performance period, the number of units awarded, if any, will be adjusted for performance and dividends paid during the performance period and converted to shares.

TARGET PBRSU AWARDS FOR FISCAL 2022-2024 PERFORMANCE PERIOD

Name	Amount

Lawson E. Whiting	$1,666,500

Leanne D. Cunningham	206,803

Thomas W. Hinrichs (1)	185,236

Matthew E. Hamel	224,535

Kirsten M. Hawley	182,655

Jane C. Morreau (2)	64,744

(1)

Mr. Hinrichs is based in Germany and is paid in euros. Mr. Hinrich’s amount shown was converted from euros to U.S. dollars using grant date conversion methodology on July 22, 2021 based on an exchange rate of $1 to 1.2029.

(2)

Ms. Morreau left the company effective July 1, 2021; therefore, her amount is pro-rated for the period of May 1, 2021 to July 1, 2021. See “Treatment of Short-Term and Long-Term Incentive Awards upon Termination of Employment” on page 59.

The Committee measures performance by comparing the three-year cumulative TSR of Brown-Forman’s Class B common stock with the three-year cumulative TSR of the companies in the S&P Consumer Staples Index. The range of payout, if any, is 50% to 150% of target. In addition to the relative TSR performance measurement, Brown-Forman must achieve a threshold underlying operating income objective during the three-year performance period. If the underlying operating income threshold is not achieved, no awards will be earned.

PBRSU AWARDS:

PAYOUT SCALE AND POTENTIAL PAYOUTS FOR FISCAL 2022-2024 PERFORMANCE PERIOD

Payouts for performance between threshold and target and between target and maximum will be determined by using a straight-line method. In calculating TSR, we look at the average closing stock prices over the 60 trading days preceding the performance period and the final 60 trading days of the performance period. The companies used for the performance comparison will be those that constitute the S&P Consumer Staples Index at the end of the performance period.

AWARDS EARNED IN FISCAL 2022 (FOR THE FISCAL 2020-2022 PERFORMANCE PERIOD)

The Committee determined PBRSU awards for the fiscal 2020-2022 performance period by comparing the three-year cumulative TSR of Brown-Forman’s Class B common stock with the three-year cumulative TSR of the companies on the S&P Consumer Staples Index when the performance period ended. PBRSU awards were earned over the three-year performance period ending April 30, 2022.

The following companies were listed on the S&P Consumer Staples Index at the end of the 2020-2022 performance period:

Altria Group, Inc.	Kellogg Company	The Coca-Cola Company

Archer-Daniels-Midland Company	Kimberly-Clark Corporation	The Estée Lauder Companies Inc.

Brown-Forman Corporation	McCormick & Company, Inc.	The Hershey Company

Campbell Soup Company	Molson Coors Beverage Company	The J.M. Smucker Company

Church & Dwight Co., Inc.	Mondelēz International, Inc.	The Kraft Heinz Company

Colgate-Palmolive Company	Monster Beverage Corporation	The Kroger Co.

ConAgra Brands, Inc.	Lamb Weston Holdings, Inc.	The Procter & Gamble Company

Constellation Brands, Inc.	PepsiCo, Inc.	Tyson Foods, Inc.

Costco Wholesale Corporation	Philip Morris International Inc.	Walgreens Boots Alliance, Inc.

General Mills, Inc.	Sysco Corporation	Walmart Inc.

Hormel Foods Corporation	The Clorox Company

The Committee chose a range of payouts (50% to 150% of target) to support our goals of pay for performance and increased NEO equity ownership, while at the same time discouraging unnecessary risk-taking. Based on performance over the three-year period ending in fiscal 2022, the awards paid out at 80.3% of target, as shown below.

PBRSU AWARDS:

PERFORMANCE FOR FISCAL 2020-2022 PERFORMANCE PERIOD

Payouts for performance between threshold and target and between target and maximum are determined by using a straight-line method. In calculating TSR, we look at average closing stock prices over the 60 trading days preceding the performance period and the final 60 trading days of the performance period.

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The Committee determined the number of shares to issue by multiplying the target award by a three-year performance percentage and adjusting the resulting number upwards to account for dividends paid during the second and third years of the performance period. The Committee chose this calculation method so that our NEOs’ compensation remains exposed to changes in stock price, but also allows them to earn the dividends paid during the performance period, consistent with the goals of our long-term incentive plan.

The shares awarded for the 2020-2022 performance period were issued on June 1, 2022, and are subject to a one-year holding period that ends on April 30, 2023. For more information on the PBRSU awards granted during fiscal 2022, please see the Fiscal 2022 Grants of Plan-Based Awards Table on page 54 and the Outstanding Equity Awards at 2022 Fiscal Year-End Table on pages 55-56.

The table below shows the number of shares of PBRSUs issued for the fiscal 2020-2022 performance period.

SHARES ISSUED FOR FISCAL 2020-2022 PERFORMANCE PERIOD

Name	Class A Shares

Lawson E. Whiting	21,856

Leanne D. Cunningham(1)	—

Thomas W. Hinrichs	2,026

Matthew E. Hamel	2,630

Kirsten M. Hawley	2,019

Jane C. Morreau	5,460

(1)	Ms. Cunningham did not elect to receive PBRSUs for the fiscal 2020-2022 performance period.

Stock-Settled Stock Appreciation Rights

The Committee awards SSARs that allow our NEOs to receive the value of the appreciation of our Class B common stock from the grant date. Our NEOs can exercise these awards three years later, with an expiration date ten years following the date of grant. Unless the Committee determines otherwise, SSARs are granted annually on the date of the Annual Meeting. The Committee determined the number of Class B common stock SSARs awarded to our NEOs for fiscal 2022 by dividing the total dollar value of each SSAR award by the value of one SSAR ($16.61, as determined by the Black-Scholes method) at the close of trading on the grant date. SSARs become exercisable on the first day of the third fiscal year following the grant date, and generally are exercisable for seven fiscal years thereafter. The SSARs granted in July 2021 (for fiscal 2022) become exercisable on May 1, 2024, and expire on April 30, 2031. For more information on the SSARs awarded during fiscal 2022, please see Fiscal 2022 Grants of Plan-Based Awards Table on page 54 and the Outstanding Equity Awards at 2022 Fiscal Year-End Table on pages 55-56.

SSAR GRANTS IN FISCAL 2022 (IN CLASS B COMMON STOCK)

Name	SSARs Granted

Lawson E. Whiting	101,757

Leanne D. Cunningham	12,628

Thomas W. Hinrichs	11,312

Matthew E. Hamel	13,711

Kirsten M. Hawley	11,154

Jane C. Morreau(1)	3,954

(1)

Ms. Morreau left the company effective July 1, 2021; therefore, her amount is pro-rated for the period of May 1, 2021 to July 1, 2021. See “Treatment of Short-Term and Long-Term Incentive Awards upon Termination of Employment” on page 59.

Other Compensation Elements

Post-Termination Compensation and Benefits

We do not have employment agreements with any of our NEOs, nor do we have a formal severance plan that provides for post-termination compensation or benefits.

Employee Benefits and Perquisites

We provide our NEOs with certain benefits that are available to nearly all of our salaried employees in the United States, including term life insurance (equal to two times target cash compensation), travel accident insurance, matching contributions to a 401(k) savings plan, medical and dental insurance, and a pension that grows with each additional year of service and pay. NEOs and certain other executives receive additional benefits, including a leased automobile or automobile allowance, automobile insurance, and limited reimbursement of financial planning expenses.

We purchase tickets to sporting and entertainment events for business outings with customers and suppliers. If the tickets are not used for business purposes, employees (including the NEOs) may use the tickets at no incremental cost to Brown-Forman. In addition, we occasionally invite the NEOs and their spouses to social events, including retirement celebrations, award dinners, and similar functions. We believe these events provide valuable opportunities for our senior executives to establish and develop relationships with our directors, long-term stockholders, employees, and each other. For more detail on these employee benefits, please see the “All Other Compensation” column of the Fiscal 2022 Summary Compensation Table found on page 52.

Brown-Forman Corporation Non-Qualified Savings Plan

Our NEOs and other senior executives can defer income on a pre-tax basis to help them plan for future financial needs. The Brown-Forman Corporation Non-Qualified Savings Plan (Savings Plan) enhances the perceived value of compensation for participants at very little cost to Brown-Forman. The Savings Plan allows our NEOs to make pre-tax deferrals of up to 50% of base salary (including holiday bonus) and up to 75% of short- and long-term cash incentives. Participants in the Savings Plan may notionally invest their plan balances in mutual funds within generally the same asset classes available to participants in our qualified 401(k) savings plan.

In the event a participant’s deferrals into the Savings Plan reduce the participant’s taxable compensation that would otherwise be considered 401(k)-eligible pay upon which a company matching contribution is calculated, Brown-Forman will contribute to the Savings Plan to make up for any lost match under the 401(k) plan. All deferrals to the Savings Plan, and Brown-Forman’s contributions to it, are 100% vested when made, as are any deemed earnings related to those contributions. The benefits owed under the Savings Plan are general unsecured obligations of Brown-Forman. Brown-Forman is not entitled to an income tax deduction on the benefits owed under the Savings Plan until the benefits become taxable to the participants, which generally will be when the benefits are actually paid. Benefits accumulated under the Savings Plan are payable at either a participant-selected date at least two years after a contribution is made or after a participant’s employment terminates. Amounts accumulated are payable in a lump sum six months after termination, except in the case of retirement, where the form of payment (lump sum or installments of up to ten years) and the time of payment (up to ten years after retirement) will be chosen by the participant. The Fiscal 2022 Non-Qualified Deferred Compensation Table on page 59 contains information about NEO activity in the Savings Plan during fiscal 2022, including employee contributions, gains, and losses attributable to the change in market value of the notional investments, and any payments to our NEOs.

Compensation Policies and Practices

Incentive Compensation Recoupment Policy

The Committee oversees our Incentive Compensation Recoupment Policy. If Brown-Forman has to restate its reported financial results due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws within three years after the date the results are first publicly issued or filed, or if we discover a material error in the calculation of any incentive compensation that was awarded or paid within the preceding three years, then Brown-Forman will, at the direction of the Committee, seek to recover all or part of the incentive compensation that should not have been awarded or paid. If the Committee determines that any executive officer engaged in fraud or intentional misconduct in connection with any such material noncompliance or error in incentive calculation, the Committee can direct Brown-Forman to seek to recover the incentive compensation that should not have been awarded or paid for a period of six years after the date that such financial results were first publicly issued or filed or six years before the date such fraud or misconduct was discovered. The Committee has sole discretion in making all determinations under the Incentive Compensation Recoupment Policy, including the amount, if any, the company will seek to recover, whether the conduct of

49

an executive officer caused or contributed to the need for a financial restatement or correction in the calculation of an incentive payment, and whether an executive officer engaged in fraud or intentional misconduct. Any determination made by the Committee under this policy is final, conclusive, and binding on all interested parties.

Retirement Age Policy

Our NEOs and other executive officers with high level policy-making positions are subject to a mandatory retirement age of 65. Such NEOs and executive officers are personally notified of the mandatory retirement policy at age 60 (or older if the individual attains such a position after age 60). An employee who does not become an NEO or executive officer until after attaining the age of 65 will have a two-year grace period once becoming subject to the policy.

Deductibility of Compensation

Under the Tax Cuts and Jobs Act of 2017, effective for our taxable years beginning on or after January 1, 2018, the exception under Section 162(m) for performance-based compensation is no longer available, subject to transition relief for certain grandfathered arrangements in effect as of November 2, 2017.

To maintain flexibility, Brown-Forman does not have a policy requiring that all NEO compensation be fully deductible.

Compensation Risk Assessment

To determine the level of risk arising from our compensation policies and practices, we conduct an annual risk assessment, with oversight by the Committee, its independent advisor, FW Cook, and our internal auditors. The assessment is based on a framework provided by FW Cook and examines the risk associated with the compensation programs applicable to all of our employees. The assessment also considers the features of our compensation programs that are designed to mitigate risk. We believe our compensation programs encourage and reward an appropriate level of risk-taking. Management and the Committee concluded, based upon the results of the assessment for fiscal 2022, that our compensation policies and practices are not reasonably likely to have a material adverse effect on Brown-Forman.

Equity Award Grants

Under our equity award grant policy, the grant date of any award must be the date of the Committee or Board meeting at which it was approved, and the grant price must be the closing price of the relevant class of our common stock on the grant date. We do not have a program, plan, or practice of timing equity award grants in conjunction with the release of material nonpublic information (or vice versa). We have never re-priced or back-dated options or SSARs granted under any of our equity compensation plans, and both our 2013 Omnibus Compensation Plan and our 2022 Omnibus Compensation Plan, which is subject to stockholder approval at the Annual Meeting, specifically prohibit such practices.

Source of Plan Shares

We try to limit the source of shares delivered to participants under our equity compensation plans to those we purchase from time to time on the open market (in connection with our publicly announced share repurchase programs), in private transactions, or otherwise. We may use newly issued shares to cover exercises or redemptions of awards and then purchase an equal number of shares on the open market or otherwise as quickly as is reasonably practicable thereafter.

Hedging, Derivatives, and Short Sale Transactions Prohibited

Our Insider Trading Policy prohibits employees, officers, and directors from selling Brown-Forman securities that they do not own (a “short sale”); from engaging in transactions involving exchange-traded options, puts, calls, or other derivative securities based on Brown-Forman securities; and from engaging in any hedging or monetization transactions accomplished through a number of possible mechanisms, including the use of financial instruments such as prepaid variable forwards, equity swaps, and collars.

Our Policy on Stock Ownership Guidelines

We do not have stock ownership guidelines for our employees. However, the Committee does review the stock ownership status of our NEOs before granting additional stock-based compensation each year to ensure that such grants are necessary and to assess potential retention risk. We list the stock beneficially owned by our NEOs on page 64.

CONCLUSION

We believe our executive compensation program continues to successfully attract, motivate, reward, and retain a team of talented and diverse executives and key employees, both in the United States and around the world, who will lead us to achieve our corporate ambition so aptly described as “Nothing Better in the Market” and enable us to deliver sustainable and superior value to our stockholders over time.

Compensation Committee Report

We, the Compensation Committee of the Board of Directors of Brown-Forman Corporation, have reviewed and discussed with management the above Compensation Discussion and Analysis and, based on such review and discussion, have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE
Michael J. Roney, Chair
John D. Cook
Tracy L. Skeans

Compensation Tables

Summary Compensation

The following table sets forth the compensation of our NEOs for the fiscal years shown below, calculated under SEC rules.

FISCAL 2022 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	SSAR/Option Awards(4)	Non-Equity Incentive Plan Compensation(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total
Lawson E. Whiting President and Chief Executive Officer	2022	$1,250,040	–	$1,681,355	$1,690,184	$2,731,438	$811,189	$200,730	$8,364,936
	2021	1,178,747	–	2,020,860	1,575,002	2,986,774	1,006,606	344,120	9,112,109
	2020	1,074,760	–	1,480,080	1,225,001	660,412	1,720,684	35,470	6,196,407
Leanne D. Cunningham (8) Senior Vice President and Chief Financial Officer	2022	551,347	–	208,674	209,751	628,172	–	33,189	1,631,133

Thomas W. Hinrichs (9) Senior Vice President, President, Emerging International	2022	507,537	–	186,930	187,892	526,788	–	441,107	1,850,254
	2021	480,658	–	145,226	258,714	727,745	–	129,027	1,741,370
	2020	473,487	–	137,188	259,540	268,533	11,681	207,022	1,357,451
Matthew E. Hamel Executive Vice President and General Counsel	2022	566,488	–	226,545	227,740	496,180	–	33,297	1,550,250
	2021	552,570	–	189,083	336,848	531,849	314,554	32,841	1,957,745
	2020	549,995	–	178,052	336,838	209,750	557,686	35,962	1,868,283
Kirsten M. Hawley (10) Senior Vice President, Chief People, Places, and Communications Officer	2022	465,298	–	184,348	185,268	566,745	–	35,137	1,436,796
	2021	442,983	–	145,109	129,255	585,090	273,967	34,449	1,610,853

Jane C. Morreau(11) Former Executive Vice President and Chief Financial Officer	2022	122,156	–	65,368	65,676	567,716	–	550,534	1,371,450
	2021	643,771	–	392,552	349,661	960,390	600,578	32,426	2,979,378
	2020	640,771	–	369,650	349,660	416,700	1,442,638	33,161	3,252,580

(1)

Salary includes holiday bonus and is based on the fiscal year beginning May 1, 2021. The holiday bonus, which is provided to all salaried employees, is based on the employee’s tenure as shown in the table below:

Length of Continuous Service	Amount of Holiday Bonus
3 months but less than 6 months	1/8 of monthly salary
6 months but less than 5 years	1/4 of monthly salary
5 years but less than 10 years	3/8 of monthly salary
10 years or more	1/2 of monthly salary

(2)	Our NEOs do not receive non-performance-based compensation that would be considered a “Bonus” under SEC rules.
(3)

Includes the aggregate grant date fair value of PBRSUs granted during the respective fiscal years, calculated in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The grant date fair value for the PBRSUs granted during fiscal 2022, assuming the maximum achievement of the performance goals would have been $2,522,032 for Mr. Whiting, $313,012 for Ms. Cunningham, $280,396 for Mr. Hinrichs, $339,818 for Mr. Hamel, $276,523 for Ms. Hawley, and $98,052 for Ms. Morreau. Assumptions used in the calculation of these amounts are included in Note 10 to our audited financial statements for the fiscal year ended April 30, 2022, which appear in our Annual Report on Form 10-K for fiscal 2022.

(4)

Includes the aggregate grant date fair value of SSARs granted during the respective fiscal years, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our audited financial statements for the fiscal year ended April 30, 2022, which appear in our Annual Report on Form 10-K for fiscal 2022.

(5)

Amounts listed for fiscal 2022 include short-term cash incentive compensation paid for the one-year performance period that ended on April 30, 2022, and long-term cash incentive compensation paid for the three-year performance period that ended on April 30, 2022, as approved by the Compensation Committee in May 2022 and paid on June 15, 2022. These amounts are shown below.

	Short-Term Cash	Long-Term Cash	Total

Lawson E. Whiting	$ 1,453,500	$ 1,277,938	$ 2,731,438

Leanne D. Cunningham	444,535	183,637	628,172

Thomas W. Hinrichs	385,563	141,225	526,788

Matthew E. Hamel	317,656	178,524	496,180

Kirsten M. Hawley	292,735	274,010	566,745

Jane C. Morreau	73,544	494,172	567,716

(6)

Amounts represent changes between fiscal years in the actuarial present value of the accumulated pension benefits of each of the NEOs under the applicable pension or savings plan. Pension values may fluctuate significantly from year to year depending on a number of factors, including age, years of service, average annual earnings, and the assumptions used to determine the present value, such as the discount rate and mortality tables. Please see the Fiscal 2022 Pension Benefits Table on page 57 for the assumptions used in calculating the change in pension value. None of the NEOs received above-market or preferential earnings (as these terms are defined by the SEC) on their non-qualified deferred compensation accounts.

(a)	The decreases in the pension values are driven by the increase in interest rates from April 30, 2021 to April 30, 2022.
(b)

Mr. Whiting has an increase in the value of his pension as his pensionable pay increase during 2021 resulted in a large increase to his supplemental executive retirement plan (SERP) benefit that more than offset the interest rate changes.

	Qualified	Non-Qualified	Total

Lawson E. Whiting	$(163,634)	$974,823	$811,189

Leanne D. Cunningham	(192,891)	70,759	(122,132)

Thomas W. Hinrichs	–	–	–

Matthew E. Hamel	(45,212)	(222,852)	(268,064)

Kirsten M. Hawley	(174,919)	(147,967)	(322,886)

Jane C. Morreau	259,305	(618,656)	(359,351)

(7)	The following table sets forth each component of the “All Other Compensation” column for fiscal 2022.

Name	401(k) Matching Contribution(a)	Cost of Company-Provided Life Insurance	Cost of Company-Leased Car(b)(c)	Other(d)(e)(f)	Total

Lawson E. Whiting	$15,250	$2,496	$16,953	$166,031	$200,730

Leanne D. Cunningham	18,656	1,528	9,005	4,000	33,189

Thomas W. Hinrichs	–	–	18,687	422,420	441,107

Matthew E. Hamel	14,732	2,204	12,361	4,000	33,297

Kirsten M. Hawley	14,872	1,865	14,400	4,000	35,137

Jane C. Morreau	–	624	1,434	548,476	550,534

(a)	For the period May 1, 2021, through April 30, 2022.
(b)	Values based on the cost to Brown-Forman during the fiscal year, including lease payments, maintenance, registration, and insurance premiums.
(c)	Amount shown for Ms. Hawley and Mr. Hinrichs includes a car allowance in lieu of a company car.
(d)	Reimbursement of financial planning expenses up to a limit of $4,000 for the fiscal year.
(e)	Includes trailing tax related to the exercise of stock earned by Mr. Whiting ($164,531) and Mr. Hinrichs ($422,420) while on expatriate assignment in the U.K. and the Netherlands, respectively.
(f)	Includes transition payment to Ms. Morreau for the period July 1, 2021, to April 30, 2022, including base salary, holiday bonus, and medical premium subsidy totaling $544,476.
(8)	Compensation for Ms. Cunningham is provided only for fiscal 2022. Ms. Cunningham was not an NEO in fiscal 2021 or fiscal 2020.
(9)	Mr. Hinrichs is based in Germany and is paid in euros. The amount shown is the U.S.-dollar equivalent based on an exchange rate of $1 to 1.1535.
(10)	Compensation for Ms. Hawley is provided only for fiscal 2021 and fiscal 2022. Ms. Hawley was not an NEO in fiscal 2020.
(11)

Ms. Morreau left the company effective July 1, 2021; therefore, her fiscal 2022 amounts apply to the period of May 1, 2021, to July 1, 2021. See “Treatment of Short-Term and Long-Term Incentive Awards upon Termination of Employment” on page 59.

53

Grants of Plan-Based Awards

The following table contains information regarding the equity and non-equity awards granted to our NEOs during fiscal 2022 under our 2013 Omnibus Compensation Plan. For additional information on the fiscal 2022 awards, please see the Compensation Discussion and Analysis, which begins on page 36.

FISCAL 2022 GRANTS OF PLAN-BASED AWARDS TABLE

	Grant Date	Award Type(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(3)			All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards(5)	Grant Date Fair Value of Stock and Option Awards(6)
Name			Threshold	Target	Maximum	Threshold	Target	Maximum
Lawson E. Whiting		STC	$—	$1,500,000	$3,000,000
		LTC	—	1,667,000	3,334,000
	7/22/2021	PBRSU				12,372	24,744	37,116			$1,681,355
	7/22/2021	SSAR							101,757	$70.24	1,690,184
Leanne D. Cunningham		STC	—	423,770	847,540
		LTC	—	206,865	413,730
	7/22/2021	PBRSU				1,536	3,071	4,607			208,674
	7/22/2021	SSAR							12,628	70.24	209,751
Thomas W. Hinrichs (7)		STC	—	424,161	848,322
		LTC	—	177,678	355,356
	7/22/2021	PBRSU				1,376	2,751	4,127			186,930
	7/22/2021	SSAR							11,312	70.24	187,892
Matthew E. Hamel		STC	—	327,818	655,636
		LTC	—	224,602	449,204
	7/22/2021	PBRSU				1,667	3,334	5,001			226,545
	7/22/2021	SSAR							13,711	70.24	227,740
Kirsten M. Hawley		STC	—	302,100	604,200
		LTC	—	182,710	365,420
	7/22/2021	PBRSU				1,357	2,713	4,070			184,348
	7/22/2021	SSAR							11,154	70.24	185,268
Jane C. Morreau		STC	—	82,726	165,452
		LTC	—	64,763	129,526
	7/22/2021	PBRSU				481	962	1,443			65,368
	7/22/2021	SSAR							3,954	70.24	65,676

(1)

“STC” represents short-term (or annual) incentive compensation payable in cash. “LTC” represents long-term incentive compensation payable in cash at the end of a three-year performance period. “PBRSU” represents Class A common performance-based restricted stock units. “SSAR” represents Class B common stock-settled stock appreciation rights.

(2)

Amounts represent potential value of the short-term incentive compensation opportunity for the fiscal 2022 performance period and the cash component of the long-term incentive compensation opportunity for the fiscal 2022 through fiscal 2024 performance period. No amounts are payable if threshold underlying operating income performance levels are not achieved. STC and LTC are capped at 200% of target. Please see the “Non-Equity Incentive Plan Compensation” column of the Fiscal 2022 Summary Compensation Table on page 52 for amounts actually paid. These amounts include the short-term cash incentive compensation paid for the one-year performance period ending on April 30, 2022, and the long-term cash incentive compensation paid for the three-year performance period ending on April 30, 2022. The maximum awards providing for cash settlement that may be granted to any NEO in fiscal 2022 were capped at $6,000,000.

(3)

Amounts represent the estimated payouts of the PBRSU awards granted in fiscal 2022. PBRSU awards are subject to a three-year performance period. The final number of shares earned will be determined by multiplying the number of units by the three-year performance percentage, and adjusting the resulting number upwards to account for dividends paid during the second and third years of the performance period. PBRSU awards granted in fiscal 2022 will vest on June 1, 2023. The estimated possible payouts assume a 50% threshold and 150% maximum payout.

(4)

The number of SSARs awarded for fiscal 2022 was determined by dividing the total cash value of each SSAR award by the Black-Scholes value ($16.61) of our Class B common stock as of the close of trading on the date of grant, July 22, 2021. SSARs become exercisable on the first day of the third fiscal year following the fiscal year of grant, and generally are exercisable for seven fiscal years thereafter (barring certain events that may cause an award to become exercisable earlier). SSARs granted July 22, 2021, become exercisable on May 1, 2024, and expire April 30, 2031. The number of SSARs shown also reflects the special dividend on December 29, 2021.

(5)	The exercise price for the SSARs represents the closing price of our Class B common stock on the grant date and was adjusted for the special dividend on December 29, 2021.
(6)

Calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts appear in Note 10 to our audited financial statements for the fiscal year ended April 30, 2022, which are included in our Annual Report on Form 10-K for fiscal 2022.

(7)	Mr. Hinrichs is based in Germany and is paid in euros. The amount shown is the U.S.-dollar equivalent based on an exchange rate of $1 to 1.1535.

Outstanding Equity Awards

The following table lists the outstanding equity awards held by our NEOs as of April 30, 2022. The year-end values shown in the table are based on the April 29, 2022, closing prices for our Class A common stock, $62.42 per share, and our Class B common stock, $67.44 per share.

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR-END TABLE

		SSAR Awards (1)				Stock Awards (2)

Name	Grant Date	Number of Securities Underlying Unexercised SSARs Exercisable	Number of Securities Underlying Unexercised SSARs Unexercisable	SSAR Exercise Price	SSAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3)	Market Value of Shares or Units of Stock That Have Not Vested(3)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(6)

Lawson E. Whiting	7/25/2013	22,195		$28.03	4/30/2023

	7/24/2014	15,601		35.60	4/30/2024

	7/23/2015	20,330		39.58	4/30/2025

	7/28/2016	29,314		37.94	4/30/2026

	7/27/2017	34,619		39.20	4/30/2027

	7/26/2018	41,266		53.24	4/30/2028

	7/25/2019		111,626	53.88	4/30/2029

	7/30/2020		109,334	68.24	4/30/2030

	7/22/2021		101,757	70.24	4/30/2031

	7/25/2019					21,856	$1,364,252

	7/30/2020							28,567	$1,783,152

	7/22/2021							24,744	1,544,520

Leanne D. Cunningham	7/23/2015	2,094		$39.58	4/30/2025

	7/28/2016	7,309		37.94	4/30/2026

	7/27/2017	6,213		39.20	4/30/2027

	7/26/2018	3,856		53.24	4/30/2028

	7/25/2019		3,948	53.88	4/30/2029

	7/30/2020		3,008	68.24	4/30/2030

	7/22/2021		12,628	70.24	4/30/2031

	7/25/2019					—	—

	7/30/2020							—	—

	7/22/2021							3,071	191,692

Thomas W. Hinrichs	7/25/2013	11,293		$28.03	4/30/2023

	7/28/2016	15,179		37.94	4/30/2026

	7/27/2017	12,827		39.20	4/30/2027

	7/26/2018	11,312		53.24	4/30/2028

	7/25/2019		23,651	53.88	4/30/2029

	7/30/2020		17,960	68.24	4/30/2030

	7/22/2021		11,312	70.24	4/30/2031

	7/25/2019					2,026	126,463

	7/30/2020							2,053	128,148

	7/22/2021							2,751	171,717

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OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR-END TABLE (CONTINUED)

		SSAR Awards (1)				Stock Awards (2)

Name	Grant Date	Number of Securities Underlying Unexercised SSARs Exercisable	Number of Securities Underlying Unexercised SSARs Unexercisable	SSAR Exercise Price	SSAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3)	Market Value of Shares or Units of Stock That Have Not Vested(3)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(6)

Matthew E. Hamel	7/25/2013	43,520		$28.03	4/30/2023
	7/24/2014	34,155		35.60	4/30/2024
	7/23/2015	38,965		39.58	4/30/2025
	7/28/2016	57,274		37.94	4/30/2026
	7/27/2017	48,314		39.20	4/30/2027
	7/26/2018	29,989		53.24	4/30/2028

	7/25/2019		30,694	53.88	4/30/2029

	7/30/2020		23,384	68.24	4/30/2030

	7/22/2021		13,711	70.24	4/30/2031

	7/25/2019					2,630	164,165

	7/30/2020							2,673	166,849

	7/22/2021							3,334	208,108

Kirsten M. Hawley	7/28/2016	18,041		$37.94	4/30/2026

	7/26/2018	10,775		53.24	4/30/2028

	7/25/2019		11,778	53.88	4/30/2029

	7/30/2020		8,973	68.24	4/30/2030

	7/22/2021		11,154	70.24	4/30/2031

	7/25/2019					2,019	126,026

	7/30/2020							2,052	128,086

	7/22/2021							2,713	169,345

Jane C. Morreau	7/25/2013	23,937		$28.03	4/30/2023

	7/24/2014	34,680		35.60	4/30/2024

	7/23/2015	34,561		39.58	4/30/2025

	7/28/2016	53,578		37.94	4/30/2026

	7/27/2017	41,086		39.20	4/30/2027

	7/26/2018	28,887		53.24	4/30/2028

	7/25/2019		31,863	53.88	7/1/2028

	7/30/2020		24,273	68.24	7/1/2028

	7/22/2021		3,954	70.24	7/1/2028

	7/25/2019					5,460	340,813

	7/30/2020							5,550	346,431

	7/22/2021							962	60,048

(1)

SSAR awards are exercisable for shares of Class B common stock. All SSARs vest and become fully exercisable on the first day of the third fiscal year following the fiscal year of grant, and generally are exercisable for seven fiscal years thereafter (barring certain events that may require an award to become exercisable earlier). The number of SSARs shown also reflects the special dividend on December 29, 2021.

(2)

Represents Class A and Class B common PBRSU awards with a three-year performance period. The PBRSU awards granted on July 25, 2019, also have a one-year holding period. The PBRSU awards granted on July 25, 2019 vested on June 1, 2022. The PBRSU awards granted on July 30, 2020, and July 22, 2021 will vest on June 1, 2023, and June 1, 2024, respectively.

(3)

Amounts shown represent the estimated maximum possible payout of PBRSU based on a performance multiplier of 150% of target for the awards granted in fiscal 2021 and fiscal 2022. PBRSU awards are initially determined as a cash value, which is converted to units, and then subject to a three-year performance period followed by a one-year holding period. The number of shares of PBRSU ultimately awarded will be determined by multiplying the initial number of units by a three-year performance adjustment factor, and adjusting the resulting number to account for dividends paid during the second and third years of the performance period. The number of shares shown also reflects the special dividend on December 29, 2021.

(4)	Market value for the PBRSU awards was determined by multiplying the number of Class A shares by $62.42 (the closing price of our Class A common stock on April 29, 2022).
(5)

Amounts shown represent the estimated payout of PBRSU based on a performance multiplier of 100% of target for the awards granted in fiscal 2021 and fiscal 2022. PBRSU awards are initially determined as a cash value, which is converted to units, and then subject to a three-year performance period followed by a one-year holding period. The number of shares of PBRSUs ultimately awarded will be determined by multiplying the initial number of units by a three-year performance adjustment factor, and adjusting the resulting number to account for dividends paid during the second and third years of the performance period.

(6)	Market value for the PBRSU awards was determined by multiplying the number of Class A shares by $62.42 (the closing price of our Class A common stock on April 29, 2022).

Option Exercises and Stock Vested

The following table shows all SSAR awards exercised by the NEOs during fiscal 2022 and the value realized upon exercise, as well as all stock awards in which our NEOs vested during fiscal 2022 and the value realized upon vesting.

FISCAL 2022 OPTION EXERCISES AND STOCK VESTED TABLE

	SSAR Awards(1)		Stock Awards(2)

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(3)	Number of Class A Shares Acquired on Vesting(4)	Value Realized on Vesting(5)

Lawson E. Whiting(6)	7,011	$887,669	7,371	$525,921

Leanne D. Cunningham	—	—	—	—

Thomas W. Hinrichs(7)	5,153	674,146	2,021	144,198

Matthew E. Hamel(8)	21,051	2,629,190	2,679	191,147

Kirsten M. Hawley(9)	7,873	1,055,771	1,925	137,349

Jane C. Morreau	—	—	5,160	368,166

(1)	All SSAR awards are settled in Class B common stock.
(2)	Stock awards are in the form of Class A and Class B common stock.
(3)	Equals the difference between the SSAR exercise price and the market price of the underlying shares at time of exercise, multiplied by the number of SSAR awards exercised.
(4)

The grant date for all awards of Class A common PBRSUs shown in the table was July 26, 2018. The vesting date was June 1, 2021, and the closing price on April 30, 2021, was used to determine value realized upon vesting.

(5)

Equals the sum of the closing price of each underlying security on the vesting date multiplied by the number of shares of the applicable class of common stock that vested. The closing price of our Class A common stock on April 30, 2021, was $71.35.

(6)	Mr. Whiting exercised 20,044 SSAR awards on January 13, 2022.
(7)	Mr. Hinrichs exercised 14,663 SSAR awards on April 29, 2022.
(8)	Mr. Hamel exercised 14,133 SSAR awards on July 30, 2021, 14,133 SSAR awards on October 29, 2021, 14,333 SSAR awards on January 21, 2022, and 14,334 SSAR awards on April 29, 2022.
(9)	Ms. Hawley exercised 30,008 SSAR awards on July 1, 2021.

Pension Benefits

We maintain both tax-qualified and non-qualified supplemental excess retirement plans. The following table shows the present value of accumulated pension benefits payable to each of our NEOs under our tax-qualified plan (Brown-Forman Corporation Salaried Employees Retirement Plan) and under our non-qualified excess plan (Brown-Forman Supplemental Executive Retirement Plan), based on the pension earned as of our most recent FASB ASC Topic 715 measurement date, April 30, 2022. These plans are described below the table.

FISCAL 2022 PENSION BENEFITS TABLE

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
Lawson E. Whiting	Qualified	24.83	$ 894,114	$ —
	Non-Qualified	24.83	5,288,588	—
Leanne D. Cunningham	Qualified	26.83	919,735	—
	Non-Qualified	26.83	527,512	—
Thomas W. Hinrichs(2)(3)	Germany	25.67	986,262	—
Matthew E. Hamel	Qualified	14.50	760,387	—
	Non-Qualified	14.50	1,803,294	—
Kirsten M. Hawley	Qualified	25.00	873,331	—
	Non-Qualified	25.00	1,538,973	—
Jane C. Morreau	Qualified	29.75	—	2,092,283
	Non-Qualified	29.75	5,602,134	303,817

(1)

Actuarial present value of each NEO’s accumulated pension benefit as of our FASB ASC Topic 715 measurement date, April 30, 2022, using a 4.36% discount rate, expected retirement age of 65, and amount weighted rates from the PRI-2012 mortality study projected generationally from 2012 with scale MP-2021 as of April 30, 2022.

(2)

Mr. Hinrichs is a German citizen. The German pension plan for Brown-Forman Corporation pays a guaranteed capital sum or monthly pension. Expected retirement is 65 years and guaranteed interest is 2.75%.

(3)	Mr. Hinrichs is based in Germany and is paid in euros. The amount shown is the U.S.-dollar equivalent based on an exchange rate of $1 to 1.1535.

57

BROWN-FORMAN CORPORATION SALARIED EMPLOYEES RETIREMENT PLAN

Most U.S. salaried employees, and all of our NEOs (except for Thomas W. Hinrichs), participate in the tax-qualified Brown-Forman Corporation Salaried Employees Retirement Plan. This is a funded, non-contributory, defined benefit pension plan that provides monthly retirement benefits based on the participant’s age at retirement, years of service, and “Final Average Pay” (described below). Retirement benefits are not offset by Social Security benefits and are assumed for actuarial purposes to be payable at age 65. Participants vest in the plan after five years of service.

BROWN-FORMAN CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

U.S. federal tax law limits the amount of compensation that may be used annually to accrue benefits under our tax-qualified Salaried Employees Retirement Plan. For employees whose compensation exceeds these limits, including our NEOs, we maintain a non-qualified SERP. The SERP restores the benefits that are lost due to U.S. federal tax law limitations. The SERP also provides faster vesting for certain key employees who join us mid-career. All NEOs are vested in the SERP.

PENSION FORMULA

The formula we use to calculate the combined total pension benefit under both plans includes the following factors:

•	Final Average Pay (FAP) is the average compensation of the highest consecutive five calendar years in the last ten calendar years of employment. For this purpose, compensation is considered to be salary, holiday bonus, and short-term incentive compensation (not long-term cash or equity compensation).
•	Social Security Covered Compensation (CC) is the average of the Social Security Taxable Wage Base in effect for each calendar year during the 35 years ending with the calendar year in which a participant reaches Social Security Retirement age.
•	Credited Service (Service) is the number of years and whole months during which the participant is employed by Brown-Forman at a location or division that participates in the pension plan, up to a maximum of 30 years.

The table below shows the pension formula and gives a sample calculation.

MONTHLY PENSION FORMULA FOR A PARTICIPANT RETIRING AT THE REGULAR RETIREMENT AGE OF 65

Generalized Formula	Sample Calculation: Assume FAP of $400,000, CC of $80,000, and Service of 30 Years		Amount

1.3% multiplied by FAP up to CC	0.013 × $80,000	=	$1,040

1.75% multiplied by FAP above CC	0.0175 × $320,000	=	5,600

			6,640

The sum of the above multiplied by years of service	× 30	=	199,200

Divide by 12 to get the monthly pension (before reduction for early retirement or optional forms of payment)	÷ 12	=	$16,600

Early retirement is available at age 55 under the qualified plan if payment is elected within 120 days from separation. Early retirement is available at age 55 under the non-qualified plan. Ms. Morreau has commenced her non-qualified plan benefit. Mr. Hamel is the only NEO currently eligible for early retirement under each of these plans.

Those who retire before age 65 under the FAP formula have their pension payments reduced by 3% for each year (1/4 of 1% for each month) that payments start before age 65. Retirees also can reduce their pension payment to purchase optional forms of payment that protect a spouse or ensure a minimum payment period. A lump sum payment option is also available under the qualified pension plan if it is elected within 120 days from separation regardless of the participant’s age when the benefit commenced.

Once the final pension is determined, the federal rules that govern the maximum pension paid under the qualified plan are applied to determine the portion to be paid under the qualified plan, and the remaining amount becomes payable under the non-qualified pension plan.

Non-Qualified Deferred Compensation

The following table provides information on Savings Plan contributions and earnings for our NEOs for fiscal 2022.

FISCAL 2022 NON-QUALIFIED DEFERRED COMPENSATION TABLE

	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY	Aggregate Earnings in Last FY(2)	Aggregate Withdrawals/ Distributions(3)	Aggregate Balance at Last FYE(4)

Lawson E. Whiting	$ —	$ —	$ —	$ —	$ —

Leanne D. Cunningham	67,615	—	(18,691)	(94,019)	442,060

Thomas W. Hinrichs(5)	—	—	—	—	—

Matthew E. Hamel	—	—	—	—	—

Kirsten M. Hawley	—	—	(83,688)	(107,828)	1,004,289

Jane C. Morreau	—	—	(151,350)	—	2,129,350

(1)

Contributions shown in this column are included in each NEO’s compensation reported in the Fiscal 2022 Summary Compensation Table, under “Salary” for the current fiscal year or under “Non-Equity Incentive Plan Compensation” in the previous fiscal year.

(2)

NEOs participating in the Savings Plan may notionally invest their plan balances in mutual funds within generally the same asset classes available to participants in our qualified 401(k) savings plan. The Savings Plan does not guarantee a return on deferred amounts. Earnings in this column represent deemed investment earnings or losses attributable to the change in market value of the notional investments. These amounts are not reported in the Fiscal 2022 Summary Compensation Table because the Savings Plan does not provide for above-market or preferential earnings.

(3)	Ms. Cunningham and Ms. Hawley each made a withdrawal from the Savings Plan in fiscal 2022, as allowed under its terms and conditions.
(4)

Amounts include compensation previously earned and disclosed, as required, in the Summary Compensation Table of our proxy statements. Amounts also include deemed investment earnings and losses attributable to the change in market value of the notional investments, which were not disclosed in our prior proxy statements because the Savings Plan does not provide for above-market or preferential earnings.

(5)	Mr. Hinrichs is not eligible for the Savings Plan as an employee outside of the United States.

Potential Payments Upon Termination or Change in Control

We do not provide our NEOs with any separate contract, agreement, or arrangement that allows for payments or benefits upon termination or a change in control or that discriminates in favor of an NEO in scope or terms of operation. We offer certain benefits to executives whose employment terminates before incentive awards are paid, depending upon the circumstances surrounding their termination. These benefits, shown in the table below, are intended to continue to link an executive’s compensation to Brown-Forman’s performance after the executive’s employment has ended and to avoid penalizing executives in situations where the termination was outside of their control.

TREATMENT OF SHORT-TERM AND LONG-TERM INCENTIVE AWARDS UPON TERMINATION OF EMPLOYMENT

Termination Event	Short-Term Cash Incentives	Long-Term Cash Incentives and Performance-Based Restricted Stock	SSARs

Retirement(1)	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that fiscal year, adjusted for performance, and paid at the same time and in the same manner as for active employees.	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year, adjusted for performance, and paid soon after the end of the performance period. Outstanding unpaid awards are not reduced, but are adjusted for performance and paid soon after the end of the performance period.	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year. Other outstanding awards are not reduced. All awards become exercisable at the same time and in the same manner as for active employees. Retirees must exercise awards by the earlier of the original expiration date or the end of seven years following the date of retirement.
Involuntary Not for Cause

Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year. Other outstanding awards are not reduced. All awards become exercisable at the same time and in the same manner as for active employees. Awards must be exercised by the earlier of the original expiration date or the later of twelve months following the date of termination or twelve months following the first exercise date.

Death/ Permanent Disability	Awards granted in the fiscal year of death or permanent disability are pro-rated based on the time worked during that year and are paid upon death or permanent disability at a target level of performance.	Awards granted in the fiscal year of death or permanent disability are pro-rated based on the time worked during that year and become payable shortly after death or permanent disability at a target level of performance. Outstanding unpaid awards are not reduced and become payable shortly after death or permanent disability at a target level of performance.	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year. Other outstanding awards are not reduced. All awards become exercisable on the date of death or permanent disability. Awards must be exercised by the earlier of the expiration date or the end of five years following the date of death or termination of employment due to disability.

Voluntary Termination or Involuntary for Poor Performance	Awards granted in the fiscal year of termination are forfeited.	All unearned or nonvested awards are forfeited.	All nonvested awards are forfeited. Exercisable awards may be exercised for up to 30 days, or, if earlier, until the original expiration date.
Involuntary for Cause			All outstanding awards are forfeited.

(1)	Retirement applies to those executives who leave Brown-Forman at or after age 55 with at least five years of service or at or after age 65 with any service.

59

Change in Control and Termination Upon Change in Control

In the event of a change in control, as defined in the Brown-Forman 2013 Omnibus Plan or the Brown-Forman 2004 Omnibus Plan, as applicable, short-term and long-term incentive compensation cycles continue unaffected, and outstanding options and SSARs become immediately vested but remain exercisable according to their original vesting schedule. In the event an executive’s employment is terminated by Brown-Forman (or its successor) without cause or by the executive within 60 days after a constructive discharge, in either case within one year following a change in control, all outstanding awards become immediately vested and exercisable, restriction periods lapse, and cash awards are paid out based on target performance and pro-rated through the effective date of termination. In the event of a change in control that modifies the capital structure of Brown-Forman (or its successors), the realizable value on exercise of outstanding options and SSARs is subject to adjustment as described in the applicable Omnibus Plan.

The following table illustrates the value of compensation available to our NEOs as if their employment were terminated on April 30, 2022, the last day of fiscal 2022, under various scenarios. The compensation included is limited to amounts that would have been payable as a direct result of each specified event. This table excludes the value of pension benefits disclosed in the Fiscal 2022 Pension Benefits Table on page 57 and the amounts payable under deferred compensation plans that are disclosed in the Fiscal 2022 Non-Qualified Deferred Compensation Table on page 59.

FISCAL 2022 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name	Death Benefit (1)	Holiday Bonus(2)	STC(3)	LTC(4)	PBRSUs(5)	SSARs(6)	Total

Lawson E. Whiting	$—	$—	$—	$—	$—	$—	$—

Voluntary Termination	—	—	—	—	—	—	—

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	20,850	1,453,500	4,234,322	4,691,924	1,514,207	11,914,803

Retirement	—	20,850	1,453,500	4,234,322	4,691,924	1,514,207	11,914,803

Death	3,000,000	20,850	1,500,000	4,161,986	4,966,010	1,514,207	15,163,053

Change-in-Control	—	—	—	—	—	1,514,207	1,514,207

Termination Upon Change-in-Control	—	20,850	1,500,000	4,161,986	4,966,010	1,514,207	12,163,053

Leanne D. Cunningham

Voluntary Termination	—	—	—	—	—	—	—

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	9,991	444,535	563,744	191,692	53,555	1,263,517

Retirement	—	9,991	444,535	563,744	191,692	53,555	1,263,517

Death	2,367,000	9,991	506,308	553,349	191,692	53,555	3,681,895

Change-in-Control	—	—	—	—	—	53,555	53,555

Termination Upon Change-in-Control	—	9,991	506,308	553,349	191,692	53,555	1,314,895

Thomas W. Hinrichs

Voluntary Termination(7)	—	8,504	385,563	452,135	426,329	320,826	1,593,357

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	8,504	385,563	452,135	426,329	320,826	1,593,357

Retirement	—	8,504	385,563	452,135	426,329	320,826	1,593,357

Death	—	8,504	424,161	444,141	451,734	320,826	1,649,366

Change-in-Control	—	—	—	—	—	320,826	320,826

Termination Upon Change-in-Control	—	8,504	424,161	444,141	451,734	320,826	1,649,366

Matthew E. Hamel

Voluntary Termination (7)	—	9,493	317,656	571,544	539,122	416,364	1,854,179

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	9,493	317,656	571,544	539,122	416,364	1,854,179

Retirement	—	9,493	317,656	571,544	539,122	416,364	1,854,179

Death	2,774,000	9,493	327,818	561,438	572,079	416,364	4,661,192

Change-in-Control	—	—	—	—	—	416,364	416,364

Termination Upon Change-in-Control	—	9,493	327,818	561,438	572,079	416,364	1,887,192

FISCAL 2022 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE (CONTINUED)

Name	Death Benefit (1)	Holiday Bonus(2)	STC(3)	LTC(4)	PBRSUs(5)	SSARs(6)	Total

Kirsten M. Hawley

Voluntary Termination	—	—	—	—	—	—	—

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	7,832	292,735	715,220	423,457	159,769	1,599,013

Retirement	—	7,832	292,735	715,220	423,457	159,769	1,599,013

Death	1,507,000	7,832	302,100	699,710	448,737	159,769	3,125,148

Change-in-Control	—	—	—	—	—	159,769	159,769

Termination Upon Change-in-Control	—	7,832	302,100	699,710	448,737	159,769	1,618,148

(1)

Death benefit includes amounts provided by Brown-Forman as an insurance benefit (generally available to all salaried employees) and additional amounts elected and paid for by each NEO as optional insurance coverage.

(2)

Pro-rated holiday bonus is provided in the event of involuntary termination not for cause, retirement, death/permanent disability, and termination upon change in control. Holiday bonus is calculated based on a December 1 to November 30 payment cycle.

(3)

A pro-rated portion of short-term cash incentives may continue, or be immediately earned and promptly paid out, as described below in the event of involuntary termination not for cause, retirement, death/permanent disability, and termination upon change in control. In the event of retirement or involuntary termination not for cause, awards are based on actual company performance and are paid at the same time and in the same manner as to active employees. Short-term cash incentives shown for retirement or involuntary termination not for cause are performance-adjusted awards earned and paid for fiscal 2022. In the event of death/permanent disability or termination upon a change in control, awards are paid as soon as practicable after termination at a target level of performance, and are shown at target in the table. Awards shown are not pro-rated because termination is assumed to have occurred on the last day of our fiscal year.

(4)

A pro-rated portion of long-term cash incentives may continue, or be immediately earned and promptly paid out, as described below, in the event of involuntary termination not for cause, retirement, death/permanent disability, or termination upon a change in control. In the event of retirement or involuntary termination not for cause, awards remain outstanding, and amounts earned, if any, are based on actual company performance and are generally paid at the same time and in the same manner as to active employees. Values shown for long-term cash incentives in situations of retirement or involuntary termination not for cause are based on actual payouts for the performance period that ended in fiscal 2022. Achievement of the performance measures for the outstanding long-term incentive awards granted in fiscal 2021 and fiscal 2022 are still highly uncertain, and we are unable to provide a narrow estimate of possible payouts. Therefore, awards granted in 2021 and 2022 are shown at an estimated payout of 100% of target, even though actual payouts may vary between 0% and 200% of target. In the event of death/ permanent disability or termination upon a change in control, awards are paid as soon as practicable after termination at a target level of performance.

(5)

A pro-rated portion of PBRSU awards may continue, or vest and be promptly paid out, as described below, in the event of involuntary termination not for cause, retirement, death/permanent disability, or termination upon a change in control. In the event of retirement or involuntary termination not for cause, awards remain outstanding, and amounts earned, if any, are based on actual company performance and are generally paid at the same time and in the same manner as to active employees. The performance measure of our PBRSUs is based on TSR relative to the Consumer Staples Index over a three-year performance period. The market has been volatile during both the open performance periods, and, based on this uncertainty, we are unable to provide a narrow estimate of the possible payout results. Values shown for PBRSUs granted in 2020 in instances of retirement or involuntary termination not for cause are based on the April 30, 2022, market value of restricted shares in fiscal 2020 at actual payout. Awards granted in 2021 and 2022 are shown at an estimated payout of 100% of target, even though actual payouts may vary between 0% and 150% of target. In the event of death/permanent disability or termination upon a change in control, awards are paid as soon as practicable after termination at the target level of performance.

(6)

Continued vesting of a pro-rated portion of SSARs is provided in the event of involuntary termination not for cause, retirement, or death/permanent disability. In the event of retirement or involuntary termination not for cause, SSARs become vested at the same time and in the same manner as they do for active employees. In the event of retirement, SSARs must be exercised by the sooner of the original expiration date or the end of seven years following the date of retirement. Employees terminated not for cause must exercise their SSARs by the sooner of the original expiration date or 12 months following vesting or, if vested, 12 months following termination. In the event of death/permanent disability, SSARs vest immediately and must be exercised by the sooner of the original expiration date or five years following the date of death or termination due to disability. In the event of a termination following a change in control, SSARs vest immediately and remain exercisable until 30 days following the originally scheduled vesting date. Awards granted in the year of termination are adjusted pro-rata based on the time worked during the fiscal year. Awards shown are not pro-rated because termination is assumed to have occurred on the last day of our fiscal year. Amounts shown represent the value realized upon vesting or non-forfeitability of nonvested SSARs based upon the difference between the exercise price and the closing price of our Class B common stock on April 29, 2022.

(7)	As retirement-eligible NEOs, Mr. Hamel and Mr. Hinrichs would each be treated as a retiree in the event of a voluntary termination.

OTHER PAYMENTS. Ms. Morreau, the company’s former Executive Vice President and Chief Financial Officer, left the company on July 1, 2021. In connection with her departure, she received her salary (including a pro-rated holiday bonus), short- and long-term incentive compensation (with company individual performance accrual used as a proxy for her individual performance score), and all company-paid benefits through July 1, 2021. Additionally, her short-term cash incentives, long-term cash incentives, PBRSUs and SSARs were treated consistent with a “retirement” as described in the “Treatment of Short-Term and Long-Term Incentive Awards upon Termination of Employment” table on page 59. The company also provided Ms. Morreau with a $653,371 transition payment paid semi-monthly over a 12-month period commencing July 2, 2021. For more information regarding payments made to Ms. Morreau in connection with her departure from the company, see the Form 8-K filed on May 10, 2021.

61

Pay Ratio Disclosure

CEO Pay Ratio

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to disclose the ratio between the annual total compensation of our CEO and the annual total compensation of our “median employee.”

In fiscal 2022, the annual total compensation for our CEO, Mr. Whiting, was $8,364,936 as disclosed in the Fiscal 2022 Summary Compensation Table on page 52. In order to determine the annual total compensation of our median employee, Brown-Forman:

•	Identified our global employee population as of February 1, 2022.
•	Compared payroll data of our global employee population using a consistently applied compensation measure of base salary (including overtime) and holiday bonus paid to our employees during the most recent tax year of January 1, 2021, to December 31, 2021.
•	Used the consistently applied compensation measure to identify the median employee.
•	Calculated the annual total compensation of our median employee in the same manner used to determine our CEO’s total compensation as disclosed in the Fiscal 2022 Summary Compensation Table.

In identifying our median employee, we did not utilize material estimates, statistical sampling, or assumptions. Following the above methodology, our median employee for fiscal 2022 received annual total compensation of $61,040 in fiscal 2022. Consequently, the ratio of the annual total compensation for our CEO to the annual total compensation for our median employee in fiscal 2022 was 137-to-1.

Given the impact of company performance on CEO pay, combined with employee demographics, varying competitive pay practices, and SEC rules that provide wide flexibility for how a company may calculate its pay ratio, we believe it is important to note that our reported ratio may not have been calculated in the same way as other companies. As a result, these ratios may not be a useful basis for comparison. Additional details on our compensation philosophy, objectives, and the decisions of our Compensation Committee may be found in our “Compensation Discussion and Analysis” beginning on page 36.

Stock Ownership

Beneficial Owners of More Than 5% of Brown-Forman’s Voting Stock

The table below identifies each beneficial owner of more than 5% of our Class A common stock, our only class of voting stock, as of April 30, 2022. Each of the beneficial owners listed in the table is an entity controlled by Brown family members.

The aggregate number of shares of Class A common stock beneficially owned by the persons in this table is 113,746,424 shares, or 67.2% of the 169,175,352 shares of Class A common stock outstanding as of the close of business on April 30, 2022. Taking into account ownership of shares of our non-voting Class B common stock, the Brown family controls more than 50% of the economic ownership in Brown-Forman.

	Amount and Nature of Beneficial Ownership Voting and Investment Power(1)

Name and Address	Sole	Shared	Total	Percent of Class

Wolf Pen Branch, LP
Wolf Pen Branch GP, LLC(2)
4969 U.S. Highway 42, Suite 2000 Louisville, Kentucky 40222	95,538,120	—	95,538,120	56.5%

Avish Agincourt, LLC
829 West Main Street Louisville, Kentucky 40202	18,208,304	—	18,208,304	10.8%

(1)

Based upon information furnished to Brown-Forman by the named persons and information contained in filings with the SEC. Under SEC rules, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or as to which the person has the right to acquire beneficial ownership within 60 days (including shares underlying options or SSARs that are exercisable within 60 days). Of the shares shown in this table, none are known to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership within sixty days.

(2)

Wolf Pen Branch, LP, has sole voting power with respect to the shares reflected in the table and sole investment power with respect to 42,000,000 shares of Class A common stock. Wolf Pen Branch GP, LLC, has voting and investment power with respect to the same shares by virtue of serving as general partner of Wolf Pen Branch, LP.

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STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of April 30, 2022, the number and percentages of shares of our Class A and Class B common stock beneficially owned by each current director, each director nominee, each NEO, and by all directors and executive officers as a group. Some shares shown below are beneficially owned by more than one person. As of the close of business on April 30, 2022, there were 169,175,352 shares of Class A common stock and 309,845,293 shares of Class B common stock outstanding.

STOCK BENEFICIALLY OWNED BY DIRECTORS AND EXECUTIVE OFFICERS AS OF APRIL 30, 2022

	Class A Common Stock(2)(3) Voting or Investment Power					Class B Common Stock(2)(3) Investment Power

Name(1)	Sole	Shared	Total		% of Class	Sole		Shared	Total		% of Class

Patrick Bousquet-Chavanne	—	—	—		*	60,415		—	60,415		*

Campbell P. Brown (4)	3,917,120	—	3,917,120		2.3%	2,576,994		220,180	2,797,174		*

Stuart R. Brown	1,233,587	190,000	1,423,587		*	504,967		11,006	515,973		*

John D. Cook	—	—	—		*	31,045		—	31,045		*

Leanne D. Cunningham	4,263	—	4,263		*	26,792	(5)	—	26,792		*

Marshall B. Farrer (4)	—	—	—		*	31,918		—	31,918		*

Matthew E. Hamel	32,904	—	32,904		*	461,704	(5)	—	461,704		*

Kirsten M. Hawley	9,718	—	9,718		*	50,567	(5)	—	50,567		*

Thomas W. Hinrichs	3,763	—	3,763		*	87,265		—	87,265		*

Augusta Brown Holland (4)	1,176,823	6,249	1,183,072		*	818,872		45,303	864,175		*

Jane C. Morreau	40,654	—	40,654		*	294,859		—	294,859		*

Michael J. Roney	—	—	—		*	—		—	—		*

Jan E. Singer	—	—	—		*	—		—	—		*

Tracy L. Skeans	—	—	—		*	—		—	—		*

Michael A. Todman	—	—	—		*	—		—	—		*

Lawson E. Whiting	15,600	—	15,600		*	286,584		—	286,584		*

All Directors and Executive Officers as a Group (21 persons, including those named above) (6)	6,448,396	196,249	6,644,645	(7)	3.9%	5,500,803		276,489	5,777,292	(8)	1.9%

*Represents less than 1% of the class.

(1)	The address for each person named in the table is 850 Dixie Highway, Louisville, Kentucky 40210.
(2)

Based upon company information, information furnished to Brown-Forman by the named persons, and information contained in filings with the SEC. Under SEC rules, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or as to which the person has the right to acquire beneficial ownership within 60 days (including shares underlying options or SSARs that are exercisable within 60 days).

(3)

Includes the following Class B SSARs that are currently exercisable or that will become exercisable on or before June 29, 2022 (60 days after April 30, 2022). Class A and Class B DSUs, which vest over the course of the Board Year and are paid out following a six-month waiting period (as defined under “Director Compensation” beginning on page 26), are not included in the main table. PBRSUs were issued as shares of Class A and Class B common stock on June 1, 2022, as reflected below, and also are not included in the main table.

	Class A		Class B

Name	PBRSU Shares	DSUs	PBRSU Shares	SSARs	DSUs

Patrick Bousquet-Chavanne	—	29,032	—	—	19,299

Campbell P. Brown	—	5,639	330	31,264	—

Stuart R. Brown	—	9,767	—	—	—

John D. Cook	—	29,312	—	—	19,664

Leanne D. Cunningham	—	—	—	23,420	—

Marshall B. Farrer	—	—	896	10,904	—

Matthew E. Hamel	2,630	—	—	282,911	—

Kirsten M. Hawley	2,019	—	—	40,594	—

Thomas W. Hinrichs	2,026	—	—	74,262	—

Augusta Brown Holland	—	13,871	—	—	1,535

Jane C. Morreau	5,460	—	—	276,819	—

Michael J. Roney	—	29,311	—	—	4,219

Tracy L. Skeans	—	15,615	—	—	—

Michael A. Todman	—	20,786	—	—	2,857

Lawson E. Whiting	21,856	—	—	274,951	—

(4)

Campbell P. Brown, Marshall B. Farrer, and Augusta Brown Holland do not hold voting power over any shares of Class A common stock. Each holds sole or shared investment power over the shares of Class A common stock presented in the table.

(5)

Includes Class B common stock held in the 401(k) plan as of the close of business on April 30, 2022, as follows: Leanne D. Cunningham, 13 shares; Matthew E. Hamel, 19,120 shares; and Kirsten M. Hawley, 5,526 shares.

(6)

“All Directors and Executive Officers as a Group” includes 21 individuals, including those directors and officers named in the table. In calculating the aggregate number of shares and percentages owned by all directors and executive officers as a group, each share is counted only once.

(7)	Directors and executive officers as a group hold 153,333 Class A DSUs, which are not included in the main table.
(8)

Includes 1,177,088 Class B SSARs held by all directors and executive officers as a group that are exercisable on or before June 29, 2022 (60 days after April 30, 2022). Includes 2,199 shares of Class B common stock pledged as security. Directors and executive officers as a group hold 47,574 Class B DSUs, which are not included in the main table.

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Audit Matters

This section contains a report of the Audit Committee of the Board of Directors. It also explains the role of the Audit Committee and sets forth the fees paid to our independent registered public accounting firm.

Report of Audit Committee

The Audit Committee is responsible for overseeing the integrity of the company’s financial statements on behalf of the Board. Management is responsible for establishing and maintaining the company’s internal controls, for preparing the financial statements, and for the public financial reporting process. The company’s internal audit function is responsible for preparing and executing an annual internal audit plan under the supervision of the Director of Internal Audit, who is accountable to the Audit Committee. The independent registered public accounting firm is responsible for performing an audit of the company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing a report on its audit. The independent registered public accounting firm also reports on the effectiveness of the company’s internal control over financial reporting. The Audit Committee reviews the work of management in respect of these matters and has direct responsibility for retaining, compensating, and overseeing the independent registered public accounting firm on behalf of the Board.

On behalf of the Board, the Audit Committee retained Ernst & Young LLP (EY) as the independent registered public accounting firm to audit the company’s consolidated financial statements and the effectiveness of the company’s internal control over financial reporting for fiscal 2022. The Audit Committee reviewed and discussed with management and EY the audited financial statements as of and for the fiscal year ended April 30, 2022. In addition, the Audit Committee reviewed and discussed, with management, management’s assessment of the effectiveness of the company’s internal control over financial reporting and, with EY, EY’s evaluation of the company’s system of internal controls. These discussions included meetings with EY without representatives of management present, and executive sessions with the Director of Internal Audit.

The Audit Committee discussed with EY the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. EY provided the Audit Committee with the written disclosures and the letter required by the PCAOB for independent auditor communications with audit committees concerning independence, and the Audit Committee discussed with EY the firm’s independence and ability to conduct the audit. The Audit Committee has determined that EY’s provision of audit and non-audit services to the company is compatible with maintaining auditor independence.

Based on the foregoing, the Audit Committee recommended to the Board that the company’s audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2022.

AUDIT COMMITTEE

Michael A. Todman, Chair

Patrick Bousquet-Chavanne

Jan E. Singer

Tracy L. Skeans

Fees Paid to Independent Registered Public Accounting Firm

The following table presents the fees Brown-Forman incurred for the professional services provided by the company’s independent registered public accounting firm, EY, for fiscal years 2021 and 2022. All such fees were pre-approved by the Audit Committee in accordance with the policy described below.

	Fiscal Years

	2021	2022

Audit Fees	$1,506,000	$1,430,000

Audit-Related Fees	5,000	101,000

Tax Fees	2,757,000	2,415,000

Compliance	2,556,000	2,124,000

Advisory and Planning	201,000	291,000

All Other Fees	37,000	–

Total	$4,305,000	$3,946,000

Audit Fees

This category consists of the audit of Brown-Forman’s annual financial statements included in the Annual Report on Form 10-K, attestation services relating to the report on internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, review of interim financial statements included in quarterly reports on Form 10-Q, services normally provided in connection with statutory and regulatory filings or engagements, and statutory audits required by foreign jurisdictions.

Audit-Related Fees

This category consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of Brown-Forman’s financial statements but are not included in the Audit Fees category. Such fees are primarily associated with services related to internal controls associated with information technology system implementations and statutory audit reporting.

Tax Fees

This category consists of two types of fees: tax compliance services, which include the preparation of global tax returns, refund claims, and services related to our global mobility program; and tax advisory and planning services, which include tax planning and other consulting services.

All Other Fees

This category consists of fees for all other non-audit services not included in the above categories, including providing assessments and leading practices in areas such as enterprise risk management.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee to pre-approve all audit services and permitted non-audit services (including an estimate of the fees or a range of fees) to be performed for Brown-Forman by its independent registered public accounting firm, subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the SEC. The Audit Committee pre-approved the fiscal 2022 audit and non-audit services provided by EY. The non-audit services approved by the Audit Committee also were reviewed to ensure compatibility with maintaining EY’s independence. The Audit Committee has delegated to its Chair the authority to pre-approve proposed non-audit services and fees that arise between meetings, with the understanding that any such decision will be reviewed at the next scheduled Audit Committee meeting. During the approval process, the Audit Committee considers the potential impact of the type of service on the independence of the registered public accounting firm. Services and fees must be deemed compatible with the maintenance of the registered public accounting firm’s independence, including compliance with SEC rules and regulations. The Audit Committee may not delegate to management the Audit Committee’s responsibility to pre-approve permitted services of our independent registered public accounting firm. Throughout the year, the Audit Committee reviews any revisions to the estimates of fees initially approved.

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The Audit Committee has adopted other policies in an effort to help ensure the independence of our independent registered public accounting firm. The Audit Committee must pre-approve the rendering of personal financial and tax advice to any of Brown-Forman’s designated executive officers by its independent registered public accounting firm. In addition, the Audit Committee has a policy that limits Brown-Forman’s ability to hire certain current and former employees of our independent registered public accounting firm.

Appointment of Independent Registered Public Accounting Firm

General

In fiscal 2020, the Audit Committee, with the assistance of management, issued a Request for Proposal (RFP) regarding the company’s engagement of an independent registered public accounting firm to audit the company’s consolidated financial statements for its fiscal year ended April 30, 2021. Thereafter, the Audit Committee conducted a comprehensive, competitive RFP process. The Audit Committee invited several firms to participate in this RFP process, including PricewaterhouseCoopers LLP (PwC). In connection with the RFP process, the Audit Committee considered a variety of factors, including: the strength and cultural fit of the independent auditor’s engagement team and their understanding of our business; approach to a value-added audit; innovation and technology capabilities; competitive fixed-fee pricing; and transition approach. As a result of the RFP process, the Audit Committee appointed EY to serve as our independent registered public accounting firm beginning with the fiscal year ended April 30, 2021.

Change of Independent Registered Public Accounting Firm

As a result of the RFP process described above, on February 19, 2020, the Audit Committee approved the appointment of EY as our independent registered public accounting firm for the fiscal year ended April 30, 2021, and notified PwC of EY’s appointment. EY’s engagement as our independent registered public accounting firm began, and PwC’s engagement ended, on June 19, 2020 (the Engagement Date), the date that PwC issued its audit reports on our financial statements for the fiscal year ended April 30, 2020, and our internal control over financial reporting as of April 30, 2020.

The audit report of PwC on our consolidated financial statements for the fiscal year ended April 30, 2020, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During our fiscal year ended April 30, 2020, and prior to the Engagement Date: (i) there were no “disagreements” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, between Brown-Forman and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreements in connection with its report on Brown-Forman’s consolidated financial statements for such fiscal years, and (ii) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we provided PwC with copies of the Current Report on Form 8-K filed with the SEC on February 25, 2020 (the Initial Form 8-K) and the Current Report on Form 8-K/A filed with the SEC on June 24, 2020 (the Amended Form 8-K) reporting the change in our independent registered public accounting firm for the fiscal year ended April 30, 2021, containing substantially the same disclosures as above. We requested that PwC provide us with letters addressed to the SEC stating whether it agreed with the statements made by Brown-Forman contained in the Initial Form 8-K and the Amended Form 8-K, and, if not, stating the respects in which it did not agree. Copies of PwC’s letters dated February 25, 2020, and June 24, 2020, are both filed as Exhibit 16.1 to the Initial Form 8-K and Amended Form 8-K, respectively.

During our fiscal year ended April 30, 2020, and prior to the Engagement Date, neither we nor anyone on our behalf consulted with EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided by EY to us that EY concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto); or (iii) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Other Information

Certain Relationships and Related Transactions

Related Person Transactions

Rules and policies. SEC regulations require disclosure of certain transactions between Brown-Forman and a “related person.” For purposes of these regulations, a “related person” generally includes any individual who was a director or executive officer at any time during the last fiscal year, a director nominee, a beneficial owner of more than 5% of our voting securities, and any immediate family member of any such person. To gather information regarding related person transactions, Brown-Forman asked each director, director nominee, executive officer, and more than 5% beneficial owner to disclose any company transaction with a related person since May 1, 2021, or any such proposed transaction. In accordance with our Related Person Transactions Policy, the Audit Committee is responsible for reviewing, and if appropriate, approving related person transactions.

Other transactions. None.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of Brown-Forman, and no executive officer of Brown-Forman has served on the compensation committee or board of any company that employed any member of our Compensation Committee or Board of Directors either during fiscal 2022 or as of the date of this Proxy Statement.

Other Proposed Action at the Meeting

As of June 24, 2022, we know of no additional business that will come before the meeting. If any other matters are properly presented for voting at the Annual Meeting, the proxies will be voted on those matters as the Board may recommend, or, in the absence of a recommendation, in accordance with the judgment of the proxy holders.

Stockholder Proposals for the 2023 Annual Meeting

To be considered for inclusion in the Proxy Statement for the 2023 Annual Meeting of Stockholders, stockholder proposals must be sent to 850 Dixie Highway, Louisville, Kentucky 40210, no later than February 24, 2023. Proposals should be sent to the attention of our Secretary, and must comply with SEC requirements related to the inclusion of stockholder proposals in company-sponsored proxy materials. Any notice of a proposal submitted outside the process of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, that a stockholder intends to bring at our 2023 Annual Meeting of Stockholders should be sent to the attention of our Secretary, at the address above, between March 30, 2023, and April 29, 2023.

By Order of the Board of Directors

JAILEAH X. HUDDLESTON

Secretary

Louisville, Kentucky

June 24, 2022

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70

Appendix A

NON-GAAP FINANCIAL MEASURES

We use some financial measures in this Proxy Statement that are not measures of financial performance under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures, defined below, should be viewed as supplements to (not substitutes for) our results of operations and other measures reported under GAAP. Other companies may not define or calculate these non-GAAP measures in the same way.

“Underlying change” in measures of statements of operations. We present changes in certain measures, or line items, of the statements of operations that are adjusted to an “underlying” basis. We use “underlying change” for underlying net sales and underlying operating income to calculate components of management incentive compensation. To calculate these measures, we adjust, as applicable, for (a) acquisitions and divestitures, (b) foreign exchange, (c) estimated net changes in distributor inventories, (d) the establishment of our charitable foundation along with a subsequent commitment to the charitable foundation, and (e) impairment charges. We explain these adjustments below.

“Acquisitions and divestitures.” This adjustment removes (a) the gain or loss recognized on sale of divested brands, (b) any non-recurring effects related to our acquisitions and divestitures (e.g., transaction, transition, and integration costs), and (c) the effects of operating activity related to acquired and divested brands for periods not comparable year over year (non-comparable periods). Excluding non-comparable periods allows us to include the effects of acquired and divested brands only to the extent that results are comparable year over year. We believe that these adjustments allow for us to better understand our underlying results on a comparable basis.

In fiscal 2020, we acquired The 86 Company, which owns Fords Gin. This adjustment removes (a) transaction and integration costs related to the acquisition and (b) operating activity for the acquired business for the non-comparable period. With respect to comparison of fiscal 2020 to fiscal 2019, the non-comparable period comprised all months; with respect to comparisons of fiscal 2021 to fiscal 2020, the non-comparable period is the first quarter of fiscal 2021.

During fiscal 2021, we sold our Early Times, Canadian Mist, and Collingwood brands and related assets, which resulted in a pre-tax gain of $127 million, and entered into a related TSA for these brands. This adjustment removes (a) transaction and integration costs related to the divestitures, (b) the gain on sale of Early Times, Canadian Mist, and Collingwood and related assets, (c) operating activity for the non-comparable periods for Early Times, Canadian Mist, and Collingwood, and (d) the net sales and operating expenses recognized pursuant to the TSA related to (i) contract bottling services and (ii) distribution services in certain markets. With respect to comparisons of fiscal 2021 to fiscal 2020, the non-comparable period is the second, third, and fourth quarters of both fiscal 2021 and fiscal 2020. With respect to comparisons of fiscal 2022 and fiscal 2021, the non-comparable period is the first quarter of fiscal 2021.

During the third quarter of fiscal 2021, we acquired Part Time Rangers Holdings Limited, which owns Part Time Rangers RTDs. This adjustment removes (a) transaction and integration costs related to the acquisition and (b) operating activity for the acquired business for the non-comparable period. With respect to comparisons of fiscal 2021 to fiscal 2020, the non-comparable period is the third and fourth quarters of fiscal 2021; with respect to comparisons of fiscal 2022 to fiscal 2021, the non-comparable period is primarily activity in the first and second quarters of fiscal 2022.

“Foreign exchange.” We calculate the percentage change in certain line items of the statements of operations in accordance with GAAP and adjust to exclude the cost or benefit of currency fluctuations. Adjusting for foreign exchange allows us to understand our business on a constant-dollar basis, as fluctuations in exchange rates can distort the underlying trend both positively and negatively. (In this Proxy Statement, “dollar” always means the U.S. dollar unless stated otherwise.) To eliminate the effect of foreign exchange fluctuations when comparing across periods, we translate current-year results at prior-year rates and remove transactional and hedging foreign exchange gains and losses from current- and prior-year periods.

“Estimated net changes in distributor inventories.” This adjustment refers to the estimated net effect of changes in distributor inventories on changes in certain line items of the statements of operations. For each period compared, we use volume information from our distributors to estimate the effect of distributor inventory changes in certain line items of the statements of operations. We believe that this adjustment reduces the effect of varying levels of distributor inventories on changes in certain line items of the statements of operations and allows us to better understand our underlying results and trends.

“Foundation.” During the fourth quarter of fiscal 2021, we committed $20 million to the Brown-Forman Foundation to support the communities where our employees live and work. This adjustment removes the $20 million commitment to the Foundation from our underlying SG&A expenses and underlying operating income to present our organic results on a comparable basis.

“Impairment charges.” During fiscal 2020, we recognized a non-cash impairment charge of $13 million for our Chambord brand name. During the first three quarters of fiscal 2022, we recognized non-cash impairment charges of $9 million for certain fixed assets. During the fourth quarter of fiscal 2022, we recognized a non-cash impairment charge of $52 million for our Finlandia brand name. We believe that these adjustments allow for us to better understand our underlying results on a comparable basis.

We use the non-GAAP measure “underlying change” to calculate components of management incentive compensation. “Underlying change” differs from “organic change,” which we use for certain measures, or line items, of the statements of operations when reporting our financial results publicly. “Organic change” includes all of the non-GAAP adjustments that we include in “underlying change,” except that “organic change” does not include an adjustment for “estimated net change in distributor inventories,” which reflects the estimated net effect of changes in distributor inventories on changes in certain line items of the statements of operations. We provide reconciliations of the “underlying change” in net sales and operating income (non-GAAP) to the change in reported net sales and operating income (GAAP) in the following tables.

RECONCILIATION OF NON-GAAP UNDERLYING CHANGES

RECONCILIATION OF UNDERLYING NET SALES YEAR OVER YEAR CHANGE
	Percentage Change Versus Prior Fiscal Year
	2020	2021	2022

Change in reported net sales (GAAP)	1%	3%	14%

Acquisitions and divestitures	—%	—%	2%

Foreign exchange	1%	-1%	2%

Estimated net change in distributor inventories	-2%	4%	-4%

Change in underlying net sales (non-GAAP)	—%	6%	13%

RECONCILIATION OF UNDERLYING OPERATING INCOME YEAR OVER YEAR CHANGE

	Percentage Change Versus Prior Fiscal Year

	2020	2021	2022

Change in reported operating income (GAAP)	-5%	7%	3%

Acquisitions and divestitures	—%	-10%	14%

Foundation	—%	2%	-2%

Foreign exchange	—%	-2%	6%

Estimated net change in distributor inventories	-3%	9%	-12%

Impairment charges	1%	-1%	6%

Change in underlying operating income (non-GAAP)	-6%	4%	15%

OTHER METRICS

“Return on average invested capital.” This measure refers to the sum of net income and after-tax interest expense, divided by average invested capital. Average invested capital equals assets less liabilities, excluding interest-bearing debt, and is calculated using the average of the most recent 13 month-end balances. After-tax interest expense equals interest expense multiplied by one minus our effective tax rate. We use this non-GAAP measure because we consider return on average invested capital to be a meaningful indicator of how effectively and efficiently we invest capital in our business.

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72

Appendix B

BROWN-FORMAN 2022 OMNIBUS COMPENSATION PLAN

JULY 28, 2022

Unless the context clearly requires otherwise, references to “Sections” and “Articles” are to sections and articles of this plan, and capitalized terms have the meaning assigned to them below. All references to statutes or regulations mean those statutes or regulations as amended from time to time, and any successors to those statutes or regulations.

ARTICLE 1

ESTABLISHMENT, OBJECTIVES, AND DURATION

1.1

ESTABLISHMENT. Brown-Forman Corporation, a Delaware corporation (the “Company”), hereby establishes an incentive compensation plan to be known as the “Brown-Forman 2022 Omnibus Compensation Plan” (the “Plan”), as set out in this document. The Plan permits the Plan Administrator to grant Awards (as defined below).

1.2	OBJECTIVES. The Plan’s objectives are:

(a)

to optimize the Company’s profitability and growth through incentives which are consistent with the Company’s goals and which link the personal interests of Participants to those of the Company’s shareholders;

(b)	to provide Participants with an incentive for excellence in individual performance;
(c)	to promote teamwork among Participants;
(d)	to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success; and
(e)	to allow Participants to share in the Company’s success.

1.3

DURATION. Subject to (a) approval by the Company’s shareholders, and (b) the Board’s right to amend or terminate the Plan at any time pursuant to Article 11, the Plan shall take effect as of the Effective Date and remain in effect until Participants have bought or acquired all Shares subject to the Plan. The Plan Administrator may not, however, grant any Awards under the Plan on or after July 28, 2032.

ARTICLE 2

DEFINITIONS

Whenever used in the Plan, the following terms shall have the following meanings:

2.1

“AFFILIATE” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has an ownership voting interest, in each case as designated by the Plan Administrator (subject to the Board’s approval) as being a participating employer in the Plan.

2.2	“ANNUAL INCENTIVE AWARD” means a short-term incentive Award granted under Article 6.

2.3	“AWARD” means, individually or collectively, a grant under this Plan of Annual Incentive Awards and/or Long-Term Incentive Awards.

2.4	“AWARD AGREEMENT” means any written agreement, contract, or other instrument or document evident in any Award, which may, but need not, be executed or acknowledged by a Participant.

2.5	“AWARD OPPORTUNITY” means the total Award that a Participant may earn under the Plan with respect to a Plan Year or other Performance Period, as established by the Plan Administrator.

2.6	“BENEFICIAL OWNER” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

2.7	“BOARD” means the Company’s Board of Directors.

2.8

“CAUSE” will have the meaning set forth in any employment, consulting, or other written agreement between the Participant and the Company. If there is no employment, consulting, or other written agreement between the Company or an Affiliate and the Participant, or if such agreement does not define “Cause,” then “Cause” will have the meaning specified in the Award Agreement; provided that, if the Award Agreement does not so specify, “Cause” will mean, as determined by the Plan Administrator in its sole discretion, with respect to any Participant:

(a)

the willful and continued failure of the Participant to perform substantially the Participant’s duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness);

(b)	fraud, breach of fiduciary duty, dishonesty, misappropriation, or other actions that cause damage to the property or business of the Company or an Affiliate;
(c)

admission or conviction of, or plea of nolo contendere to, any felony or other crime that (in either case) in the reasonable judgment of the Plan Administrator adversely affects the Company’s or an Affiliate’s reputation or the Participant’s ability to carry out the obligations of his or her employment or service;

(d)	failure to cooperate with the Company or an Affiliate in any internal investigation or administrative, regulatory, or judicial proceeding;
(e)	the engaging by the Participant in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company.

In addition, the Participant’s service or employment will be deemed to have terminated for Cause if, after the Participant’s service has terminated, facts and circumstances are discovered that would have justified a termination for Cause. For purposes of this definition, no act or failure to act on the part of the Participant shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant’s action or omission was in the best interests of the Company. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the chief executive officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Plan Administrator in its sole discretion.

2.9	“CHANGE IN CONTROL” of the Company means, and shall be deemed to have occurred upon, any of the following events:

(a)

individuals who, as of the close of business on July 28, 2022, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director after such time on July 28, 2022 and whose election, or nomination for election, by the Company’s shareholders was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by, or on behalf of, a Person other than the Board;

(b)

consummation by the Company of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a “Business Combination”), in each case, unless, following the Business Combination:

(1)

all or substantially all of the Beneficial Owners of the combined voting power of the then Outstanding Voting Securities of the Company immediately before the Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the Outstanding Voting Securities of the corporation resulting from the Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more affiliates) in substantially the same proportions that they owned the Outstanding Voting Securities of the Company immediately before the Business Combination; and

(2)

no Person, excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from the Business Combination, beneficially owns, directly or indirectly, twenty percent (20%) or more of the combined voting power of the Outstanding Voting Securities of the corporation resulting from the Business Combination except to the extent that such ownership existed before the Business Combination; and

(3)

at least a majority of the directors of the corporation resulting from the Business Combination were Directors on the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for the Business Combination; or

(c)	the consummation of a plan of liquidation and dissolution of the Company.

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Notwithstanding the foregoing, unless otherwise provided in the applicable Award Agreement, with respect to Awards constituting a “deferral of compensation” subject to Section 409A of the Code, a Change in Control shall mean a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the Treasury Regulations.

2.10	“CODE” means the Internal Revenue Code of 1986, as amended from time to time.

2.11

“COMPANY” means Brown-Forman Corporation, a Delaware corporation, and to the extent it is appropriate in the context of the Plan provision, the Company’s Affiliates, as well as any successor to any of such entities as provided in Section 14.5.

2.12

“COMPENSATION COMMITTEE” means the members of the Board who are serving as its Compensation Committee pursuant to the terms of the Brown-Forman Corporation Compensation Committee Charter at the time of the action to be taken.

2.13	“CONSTRUCTIVE DISCHARGE” means, with respect to any Participant, without the Participant’s written consent:

(a)	a reduction by more than 10%, in the aggregate, in the Participant’s annual salary and bonus opportunity, as in effect as of the 120th day immediately preceding a Change in Control; or
(b)

the failure to pay the Participant base salary or bonus (if any) according to the regular practices of the Company (or its successor) in effect for its employees at the time, provided, however, that any one of the foregoing events that is a result of an isolated and inadvertent action not taken in bad faith and which is remedied by the Company (or its successor) promptly after receipt of notice thereof given by the Participant shall not constitute a Constructive Discharge. For the avoidance of doubt, for purposes of the Plan and any Award hereunder, a termination of employment may be considered a “Constructive Discharge” only if it meets this definition following a Change in Control.

2.14	“DIRECTOR” means any individual who is a Board member.

2.15

“DISABILITY” means, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s (or an Affiliate’s, if applicable) then current long-term disability plan.

2.16	“EFFECTIVE DATE” means July 28, 2022.

2.17	“EMPLOYEE” means any employee of the Company or an Affiliate.

2.18	“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time.

2.19

“EXECUTIVE OFFICER” means an Employee whom the Board has determined is an “officer” as defined in Rule 16a-1(f) under the Exchange Act (or its successor rule), as of the date of vesting and/or payout of an Award, as applicable.

2.20

“FAIR MARKET VALUE” means (i) the closing sale price on the principal securities exchange or market on which the Shares are traded on the relevant date (or, if no Shares are traded on the relevant date, the last previous day on which a sale was reported), or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined in good faith by the reasonable application of a reasonable valuation method by the Plan Administrator in its sole discretion.

2.21	“FREESTANDING SAR” means a SAR granted independent of any Options.

2.22

“IMMEDIATE FAMILY” means, with respect to a Participant, such Participant’s children and grandchildren, including adopted children and grandchildren, stepchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), father-in-law, mother-in-law, daughters-in-law, and sons-in-law.

2.23

“INCENTIVE STOCK OPTION” or “ISO” means an option to buy Shares granted under Section 7.4 that is designated an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

2.24	“INDEXED OPTION” means an Option with an exercise price that either increases by a fixed percentage over time or changes by reference to a published index.

2.25	“LONG-TERM INCENTIVE AWARD” means a long-term incentive Award granted under Article 7.

2.26	“MARKET VALUE UNIT” or “MVU” means an Award, designated as an MVU, granted pursuant to Section 7.3.

2.27	“NON-EMPLOYEE DIRECTOR” means a Director who is not an Employee.

2.28	“NON-QUALIFIED STOCK OPTION” or “NQSO” means an option to buy Shares granted under Section 7.4 which is not intended to meet the requirements of Code Section 422.

2.29	“OPTION” means an Incentive Stock Option, Indexed Option, or a Non-Qualified Stock Option.

2.30	“OPTION PRICE” means the price at which a Participant may buy a Share under an Option.

2.31	“OUTSIDE DIRECTOR” means, with respect to the grant of an Award, a member of the Board then serving on the Compensation Committee.

2.32	“OUTSTANDING VOTING SECURITIES” means, with respect to a corporation, the then outstanding voting securities entitled to vote generally in the election of directors of such corporation.

2.33	“PARTICIPANT” means any Employee or Director.

2.34	“PERFORMANCE PERIOD” means such period of time as determined by the Plan Administrator over which a performance measure will be evaluated.

2.35	“PERFORMANCE UNIT” means an Award granted to a Participant as described in Section 7.6.

2.36

“PERIOD OF RESTRICTION” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Plan Administrator), and during which the Shares are subject to a substantial risk of forfeiture, as provided in Section 7.2.

2.37

“PERMITTED TRANSFEREE” means a Participant’s Immediate Family, a Permitted Trust, or a partnership (or other entity) of which the only partners or owners are members of the Participant’s Immediate Family or Permitted Trusts.

2.38	“PERMITTED TRUST” means a trust solely for the benefit of one or more of a Participant, a Participant’s Immediate Family, or an organization described in Section 501(c)(3) of the Code.

2.39	“PERSON” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.40

“PLAN ADMINISTRATOR” means, for all Persons other than Outside Directors, the Compensation Committee, and shall include any person or committee to whom authority is delegated from time-to-time pursuant to Section 3.3 hereof. With respect to Outside Directors, the Plan Administrator means the entire Board.

2.41	“PLAN YEAR” means the Company’s fiscal year.

2.42	“RESTRICTED STOCK” means an Award granted to a Participant pursuant to Section 7.2.

2.43

“RETIREMENT” means, unless otherwise defined in the applicable Award Agreement, the voluntary, elective separation of a Participant from the employ or service of the Company or any of its Affiliates after the Participant has attained (a) age 60, or (b) both age 55 and at least fifteen (15) years of service with the Company or any of its Affiliates.

2.44	“SHARES” means the shares of the Company’s Class A or Class B Common Stock, or any combination of Class A or Class B Common Stock, as the Plan Administrator determines.

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2.45	“STOCK APPRECIATION RIGHT” or “SAR” means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to Section 7.5.

2.46

“SUBSTITUTE AWARD” means an Award granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines.

2.47

“TANDEM SAR” means a SAR granted in connection with a related Option pursuant to Section 7.5. A holder exercising a Tandem SAR must forfeit the right to buy a Share under the related Option; conversely, a holder of a Tandem SAR buying a Share under the Option will have the Tandem SAR canceled proportionately.

2.48	“TARGET INCENTIVE AWARD” is defined in Section 5.7(c).

2.49	“VESTING PERIOD” means the period of time specified by the Plan Administrator during which vesting restrictions for an Award are applicable.

ARTICLE 3

ADMINISTRATION

3.1	AUTHORITY OF PLAN ADMINISTRATOR. The Plan shall be administered by the Plan Administrator.

(a)

Powers of Plan Administrator. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Plan Administrator by the Plan, the Plan Administrator shall have full power and authority in its discretion to:

(i)	designate Participants;
(ii)	determine the type or types of Awards to be granted to a Participant;
(iii)	determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with Awards;
(iv)	determine the timing, terms, and conditions of any Award;
(v)	accelerate the time at which all or any part of an Award may be settled or exercised;
(vi)

determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(vii)

determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Plan Administrator;

(viii)	interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(ix)	except to the extent prohibited by the Plan, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award;
(x)	establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
(xi)

make any other determination and take any other action that the Plan Administrator deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 11.1 hereunder to amend or terminate the Plan.

(b)

Limitations on Authority. Notwithstanding the provisions of Section 12.2 hereof and except as permitted by the provisions of Section 4.3 hereof, the Plan Administrator shall not have the power, without the prior approval of the shareholders of the Company, to:

(i)	amend the terms of previously granted Options or SARs to reduce the Option Price of such Options or the grant price of such SARs;
(ii)	cancel such Options or SARs and grant substitute Options or SARs with a lower Option Price or grant price than the canceled Awards;
(iii)	cancel such Options or SARs in exchange for other Awards, cash, or property at a time when the Fair Market Value of a Share is less than the Option Price or grant price of the applicable Award; or
(iv)	take any other action that would constitute a “repricing” as such term is used in Section 303A.08 of the New York Stock Exchange Listed Company Manual.

3.2

PLAN ADMINISTRATOR DISCRETION BINDING. Except as otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Plan Administrator, may be made at any time by the then applicable Plan Administrator, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, and any holder or beneficiary of any Award.

3.3

DELEGATION. Subject to the terms of the Plan and applicable law, the Plan Administrator may delegate to one or more officers, employees, or Directors of the Company or of any Affiliate, or to a committee of such persons, the authority, subject to such terms and limitations as the Plan Administrator shall determine, to grant Awards to, or to cancel, modify, or waive rights with respect to, or to alter, interpret, discontinue, suspend, or terminate Awards held by Participants who are not Executive Officers or Directors of the Company, and such delegee, or delegees, shall have all of the powers, discretion, and protections of the Compensation Committee regarding all matters within the scope of such delegation. The Compensation Committee may revoke any such delegation at any time. Notwithstanding anything in this Plan to the contrary, all awards to Executive Officers must be administered by the Compensation Committee or a committee of the Board that is composed solely of two or more “Non- Employee Directors” as that term is used in Rule 16(b)-3 promulgated under the Exchange Act. Subject to the foregoing limitation with respect to Executive Officers, unless and until revoked or modified by the Compensation Committee by written resolution, the Brown-Forman Management Compensation and Benefits Committee, or the committee serving similar functions from time to time, shall be designated as the “Plan Administrator.”

3.4	NO LIABILITY. No member of the Board or the Plan Administrator shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

3.5

COMPENSATION RECOUPMENT. All Awards under the Plan shall be subject to the Brown-Forman Corporation Incentive Compensation Recoupment Policy, or such other compensation recovery policy as may be put into effect from time to time by the Plan Administrator or the Board.

ARTICLE 4

SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1

SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.3, the total number of Shares or share equivalents (Award units whose underlying value is based on Shares) reserved for Award grants under the Plan shall be 12,412,433 Shares, all of which are Shares from the Brown-Forman 2013 Omnibus Compensation Plan, as amended (the “2013 Plan”), which were authorized but not granted as of April 30, 2022 (such aggregate number, the “Share Reserve”). Notwithstanding the foregoing and subject to adjustment as provided in Section 4.3, the Share Reserve shall be increased by the number of Shares with respect to which Awards granted under the 2013 Plan which after April 30, 2022, terminate, expire unexercised, or are settled for cash, forfeited, or canceled without the delivery of Shares under the terms of the 2013 Plan, as the case may be. Following the Effective Date, no further Awards will be granted pursuant to the 2013 Plan.

4.2	LAPSED AWARDS; SUBSTITUTE AWARDS.

(a)

Lapsed Awards. If any Award, or portion thereof, granted under this Plan or the 2013 Plan is canceled, settled for cash or otherwise without the delivery of Shares, terminates, expires, or lapses for any reason (except the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), in each case either under this Plan or after April 30, 2022, under the 2013 Plan, any Shares subject to such Award (or portion thereof) shall be added to the Share Reserve. For the avoidance of doubt, the following Shares shall not increase the Share Reserve: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, and (ii) Shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise thereof, and (iii) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or options granted under the 2013 Plan.

(b)

Substitute Awards. Substitute Awards shall not reduce the Shares authorized for grant under the Plan, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration, or cash settlement as provided in paragraph (a) above. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has

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shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Share Reserve; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

4.3

ADJUSTMENTS. In the event the Plan Administrator determines that any dividend (other than a normal, recurring cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares, then the Plan Administrator shall:

(a)

adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the individual limits set forth in Section 10.2(c); (3) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan; and (4) the grant or exercise price with respect to any Award under the Plan, provided that the number of shares subject to any Award shall always be a whole number;

(b)	if deemed appropriate, provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation, or other transaction or event having a similar effect; or
(c)	if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

ARTICLE 5

ELIGIBILITY AND PARTICIPATION

5.1	ELIGIBILITY. Participation in this Plan is open to all Participants.

5.2	OUTSIDE DIRECTOR ELIGIBILITY. Notwithstanding Section 5.1, Directors who are not Employees shall be eligible to receive only Awards granted consistent with Article 10.

5.3

ACTUAL PARTICIPATION. The Plan Administrator may from time to time select, from all eligible Persons, those to whom Awards shall be granted and shall determine the nature and amount of each Award Opportunity and Award.

5.4	EMPLOYMENT.

(a)

Rights Not Affected. Nothing in the Plan shall interfere with or limit in any way the Company’s right to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the Company’s employ.

(b)

Transfer Not Termination. A transfer of a Participant’s employment or other service between the Company and an Affiliate, or between Affiliates, or a Participant’s change in status from employee to member of the Board or from member of the Board to employee, shall not be deemed to be a termination of employment. Upon such a transfer, the Plan Administrator may, subject to Sections 11.3 and 11.4, make such adjustments to outstanding Awards as it deems appropriate to reflect the changed reporting relationships.

(c)	No Right to Award. An Employee’s status as an Employee confers no right on that Employee to receive an Award under this Plan, or, having received any Award, to receive a future Award.

5.5

PRO RATA PLAN YEAR OR PERFORMANCE PERIOD PARTICIPATION. The Plan Administrator may allow Employees who become eligible after the Plan Year or Performance Period begin to participate under this Article on a pro rata basis. Such situations include, but are not limited to:

(a)	new hires;
(b)	the promotion of an Employee from a position which did not previously meet the eligibility criteria; or
(c)	the transfer of an Employee from an entity which does not participate in the Plan.

5.6

CHANGE IN POSITION. If, during a Plan Year or Performance Period, a Participant changes employment positions at the Company or an Affiliate to one which corresponds to a level of Award Opportunity different than that existing on the first day of such Plan Year or Performance Period, the Participant’s Award Opportunity may be adjusted by the Plan Administrator to reasonably reflect the appropriate level of the Participant’s Award Opportunity for the entire Plan Year or Performance Period.

5.7	AWARD OPPORTUNITIES.

(a)

Timing. As soon as practicable in each Plan Year or Performance Period, the Plan Administrator shall establish an Award Opportunity for each Participant. An Award Opportunity may consist of an Annual Incentive Award, a Long-Term Incentive Award, or both types of Awards.

(b)

Performance Measures. An Award Opportunity may be a function of one or more performance measures and goals selected by the Plan Administrator applicable to one or more Performance Periods, and shall reflect the Participant’s job responsibilities and opportunity and authority to affect overall financial results.

(c)

Alignment. The Plan Administrator shall align the potential levels of achievement of the performance goals with the Award Opportunities (the “Target Incentive Award”), such that the level of achievement of the pre-established performance goals at the end of the Plan Year or Performance Period will determine the final Award amounts. Award amounts may vary above or below the Target Incentive Award based on the level of achievement of the applicable pre-established corporate, division, business unit, and/or individual goals or financial measures, or such other measures as the Plan Administrator shall, from time to time, determine, unless otherwise limited by the Plan.

ARTICLE 6

ANNUAL INCENTIVE AWARDS

6.1	PAYMENT OF AWARDS.

(a)

The Plan Administrator may apply Performance Periods and performance measures applicable to Annual Incentive Awards, and may set threshold, target, and maximum goals for each type of Award, as it chooses. Earned Annual Incentive Awards shall be paid in cash or Shares within two months and fifteen days after the end of each Plan Year. In the event the Plan Administrator determines that an Annual Incentive Award shall be payable in Shares, the Plan Administrator may attach such restrictions to these Shares as the Plan Administrator determines is in the best interests of the Company.

(b)

No Participant or any other party claiming an interest in amounts earned under the Plan shall have any interest whatsoever in any specific Company asset. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Company.

6.2

TERMINATION OF EMPLOYMENT. If a Participant’s employment is terminated before the end of the Plan Year for any reason (including termination as a result of not returning from a leave of absence granted by the Company), the Participant shall forfeit all of the Participant’s rights to a final Annual Incentive Award for the Plan Year then in progress. The Plan Administrator may, however, adopt policies and procedures pursuant to which a Participant may receive a part or all of the Annual Incentive Award for the Plan Year in which a Participant’s employment terminates, depending on the circumstances of such termination.

ARTICLE 7

LONG-TERM INCENTIVE AWARDS

7.1	GENERALLY.

(a)

Grant of Awards. Subject to Article 4, the Plan Administrator, at any time and from time to time, may, in its discretion, grant or award Options, MVUs, Restricted Stock, Shares, SARs, Performance Units, cash, or any combination thereof to Participants in such amounts as the Plan Administrator shall determine. The Plan Administrator may apply Performance Periods and performance measures, and may set threshold, target, and maximum goals for each type of Award, as it chooses.

(b)

Source of Shares. The Company will endeavor to limit the source of Shares delivered to Participants under this Plan to Shares purchased by the Company from time to time on the open market, in private transactions, or otherwise. If the Company determines that the timing of such purchases may unduly influence the market

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price of the Shares, the purchases may be spread over a period of time sufficient to alleviate such influence. The Company shall maintain a separate accounting of Shares purchased for this purpose. Should there be insufficient Shares in the separate account to cover exercises or other Award redemptions, the Company may use other available Shares, including newly issued Shares, to cover those exercises or redemptions, and then purchase that equal number of Shares on the open market or otherwise as quickly as is reasonably practicable. In determining the number of Shares to be purchased for these purposes, the Company need only to take into account the net number of Shares actually delivered, rather than any Shares withheld pursuant to any exercise for tax or any other purposes.
(c)

Termination of Employment. The Plan Administrator shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment with the Company and its Affiliates, including a termination by the Company or any Affiliate with or without Cause, by a Participant voluntarily or by reason of death, Disability, or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe. Such provisions need not be uniform among all Awards granted or issued pursuant to this Plan and may reflect distinctions based on the reasons for termination of employment and the needs of the Company as they are determined from time to time.

(d)

Other Restrictions. The Plan Administrator may impose such other conditions and/or restrictions on any Long-Term Incentive Awards granted pursuant to the Plan as the Plan Administrator deems advisable, including time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable Federal or state securities laws.

(e)

Limited Transferability of Awards. Except as otherwise provided in the Plan or an Award Agreement, no Award shall be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant, except (i) by will or the laws of descent and distribution, (ii) if provided in an Award Agreement (at or after grant) with respect to an Option or SAR, to a Permitted Transferee, and/or (iii) as otherwise may be allowed by the Plan Administrator in its discretion, at or after grant; provided, however, that an ISO shall not be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant except by will or the laws of descent and distribution; provided, further, that any such assignments will be permitted only if the Participant does not receive any consideration therefor. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Plan Administrator may deem necessary or appropriate to establish the validity of the transfer. A Permitted Transferee may not transfer an Award other than by will or the laws of descent and distribution.

(f)

Minimum Vesting Period. Except for Substitute Awards, the death, Disability, or Retirement of the Participant, or special circumstances determined by the Plan Administrator, Awards subject only to continued service with the Company or a Subsidiary shall have a Vesting Period of not less than one (1) year from the date of grant, subject to accelerated vesting in the Plan Administrator’s discretion in the event of a Change in Control or the termination of the Participant’s service with the Company and its Subsidiaries. Notwithstanding the foregoing, the restrictions in the preceding sentence shall not be applicable to (i) grants to new hires or (ii) grants of Awards in payment of Performance Awards and other earned cash-based incentive compensation. In addition, such limitation shall not apply with respect to up to five percent (5%) of the Shares available for issuance under the Plan. Subject to the foregoing minimum Vesting Period requirements, the Plan Administrator may, in its sole discretion waive the forfeiture period and any other conditions set forth in any Award Agreement under such terms and conditions as the Plan Administrator shall deem appropriate.

7.2	SHARES; RESTRICTED STOCK.

(a)

Award Agreement. Each grant of Shares or Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction (if any), the number of Shares or shares of Restricted Stock granted, and such other terms as the Plan Administrator shall determine.

(b)

Non-Transferability of Restricted Stock. Except as otherwise provided in the Plan, Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated until the end of the applicable Period of Restriction established by the Plan Administrator and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Plan Administrator and set out in the Award Agreement. During a Participant’s lifetime, only that Participant may exercise any rights with respect to the Restricted Stock granted to that Participant.

(c)	Other Restrictions on Restricted Stock.

(1)	The Company shall keep custody of the certificates representing shares of Restricted Stock until all conditions and/or restrictions applicable to such Restricted Stock have been satisfied.
(2)

Except as otherwise provided in this Article, the Restricted Stock covered by each Award Agreement under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

(d)

Voting Rights. Awards of Shares shall have whatever voting rights accompany the class of Shares awarded. During the Period(s) of Restriction, Participants holding Restricted Stock may exercise full voting rights with respect to such Restricted Stock to the extent the shares normally have such voting rights.

(e)	Dividends and Other Distributions.
(1)

During the Period of Restriction, Participants holding Restricted Stock may be credited with regular cash dividends paid with respect to the underlying shares while they are so held. The Plan Administrator may apply any restrictions to the dividends that it deems appropriate; provided that dividends credited on Restricted Stock that is subject to performance measures shall be paid only if it is determined that the underlying performance measures have been met and any dividends on Restricted Stock that vests on the basis of time shall not be paid until the associated shares vest.

(2)	Participants holding unrestricted Shares will be entitled to receive any cash dividends paid with respect to the Shares.

7.3	MARKET VALUE UNITS (“MVUs”).

(a)

Award Agreement. Each MVU grant shall be evidenced by an Award Agreement that shall specify the duration of the MVU, the number of Shares on which the MVU grant is based, and such other terms as the Plan Administrator shall determine.

(b)

Non-Transferability. Except as provided in this Article, the MVUs granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated until specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Plan Administrator and set out in the Award Agreement. During a Participant’s lifetime, only that Participant may exercise any rights with respect to the MVUs granted to that Participant.

(c)	Dividends and Other Distributions.
(1)

During the MVUs’ duration, Participants holding MVUs may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Plan Administrator may apply any restrictions to the dividends that it deems appropriate; provided that dividends credited on MVUs that are subject to performance measures shall be paid only if it is determined that the underlying performance measures have been met, and any dividends credited on MVUs that vest on the basis of time shall not be paid until the associated MVUs vest.

(2)

Notwithstanding any other plan term, the Plan Administrator may impose such conditions on the accrual or payment of dividends with respect to MVUs, as may be required to comply with Section 16 of the Exchange Act.

(d)	Payment of MVU Amount.
(1)	Each MVU shall have a value equal to the Fair Market Value of a Share.
(2)

MVUs shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Plan Administrator, upon the lapse of the restrictions thereto, or otherwise in accordance with the applicable Award Agreement.

7.4	STOCK OPTIONS.

(a)

Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option’s duration, the number of Shares to which the Option pertains, the Vesting Period applicable thereto, and such other terms as the Plan Administrator shall determine. The Award Agreement shall also specify whether the Option is intended to be an ISO, Indexed Option, or an NQSO, and what Performance Period (if any) applies. Even if an Option is designated as an ISO, it shall be treated as an NQSO to the extent the Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time during any calendar year by any Participant exceeds $100,000, or if it fails to qualify as an ISO for any other reason. Except under the circumstances set forth in Section 4.3, dividends or dividend equivalents may not be paid with respect to Awards of Options.

(b)	Option Price and Duration. The Plan Administrator, in its sole discretion, shall establish the Option Price

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at the time each Option is granted. The Option Price for each grant of an Option under this Plan (other than those granted as Substitute Awards) shall be at least one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Each Option granted to the Participant shall expire as the Plan Administrator shall determine at the time of grant — but no Option shall be exercisable later than the tenth anniversary of its grant. Notwithstanding the foregoing, an Award Agreement may provide, at grant, that the period of time over which an Option, other than an Incentive Stock Option, may be exercised shall be automatically extended if, on the scheduled expiration of such Award, the Participant’s exercise of such Award would violate applicable securities law; provided that during the extended exercise period the Option may be exercised only to the extent such Award was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided, further, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such laws.
(c)

Exercise of Options. Options granted under this Section 7.4 shall be exercisable at such times and be subject to such restrictions and conditions as the Plan Administrator shall in each instance approve, which need not be the same for each grant or for each Participant. An Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the Option Price per Share, the Participant has not exercised the Option, and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; any fractional Share shall be settled in cash.

(d)	Payment.
(1)

Options granted under this Section 7.4 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

(2)	The Option Price upon exercise of any Option shall be payable to the Company in full, at the sole discretion of the Plan Administrator, either:
(A)	in cash or its equivalent, or
(B)	by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or
(C)

by withholding from Participant sufficient Shares, subject to an underlying Award, having an aggregate Fair Market Value at the time of exercise equal to the total Option Price of such underlying Award; or

(D)	by a combination of (A), (B) or (C).
(3)

The Plan Administrator also may allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Plan Administrator determines to be consistent with the Plan’s purpose and applicable law.

(4)

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares bought under the Option(s).

(e)

Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an ISO or Tandem SAR is to be granted pursuant to the Plan, the Participant owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all Share classes of the Company or its parent or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any ISO or Tandem SAR to be granted to such Participant pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and the Option by its terms shall not be exercisable after the expiration of five (5) years from the date the Option is granted.

7.5	STOCK APPRECIATION RIGHTS.

(a)

Award Agreement. Each SAR grant shall be evidenced by an Award Agreement specifying the grant price, the SARs duration, any applicable Vesting Period, and such other terms as the Plan Administrator shall determine. Except under the circumstances set forth in Section 4.3, dividends or dividend equivalents may not be paid with respect to Awards of SARs.
(b)

Grant Prices and Duration of SARs. The grant price of a Freestanding SAR (other than one issued as a Substitute Award) shall be no less than the Fair Market Value of a Share on the date of the SAR grant. The grant price of a Tandem SAR shall equal the Option Price of the related Option. The term of a SAR granted under the Plan shall be determined by the Plan Administrator — but such term shall not exceed ten years. Notwithstanding the foregoing, an Award Agreement may provide, at grant, that the period of time over which a SAR may be exercised shall be automatically extended if on the scheduled expiration of such Award, the Participant’s exercise of such Award would violate applicable securities law; provided, however, that during the extended exercise period the SAR may be exercised only to the extent such Award was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided, further, that such extended exercise period shall end not later than thirty (30) days after the exercise of such SAR first would no longer violate such laws.

(c)	Exercise of Tandem SARs.
(1)

Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

(2)	Notwithstanding any other contrary Plan provision, with respect to a Tandem SAR granted in connection with an ISO:
(A)	the Tandem SAR will expire no later than the expiration of the underlying ISO;
(B)

the payout value with respect to the Tandem SAR may not exceed one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and

(C)	the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.
(d)

Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Plan Administrator imposes upon them. An Award Agreement may provide that if on the last day of the term of a SAR the Fair Market Value of one Share exceeds the grant price of the SAR per Share, the Participant has not exercised the SAR, and the SAR has not expired, the SAR shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall deliver to the Participant the number of Shares for which the SAR was deemed exercised, less the number of Shares required to be withheld for the required withholding taxes; any fractional Share shall be settled in cash.

(e)	Payment of SAR Amount.
(1)	Upon exercise of SARs, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(A)	the difference between the Fair Market Value of a Share on the date of exercise and the grant price; by
(B)	the number of Shares with respect to which the SARs are exercised.
(2)	The Plan Administrator may allow for payment upon SAR exercise to be in cash, in Shares of equivalent value, or in some combination of cash and Shares.

7.6	PERFORMANCE UNITS.

(a)

Award Agreement. Each Performance Unit grant shall be evidenced by an Award Agreement specifying an initial value for each Performance Unit as of its grant date, any applicable Vesting Periods, and those performance goals which will determine the number and/or value of Performance Units that will be paid out to the Participant at the end of the Performance Period. Performance goals may be based on the performance of: the Company; its Shares; any of its divisions, affiliates, or other business units; or any combination of such performance measures as determined by the Plan Administrator.

(b)

Form and Timing of Payment of Performance Units. The Plan Administrator may allow for payment of Performance Units to be in cash, in Shares of equivalent value, or in some combination of cash and Shares. Payment of earned Performance Units shall be made as soon as practicable following the close of the applicable Performance Period. In the case of any Performance Units denominated in Shares, dividends shall be payable with respect to the Performance Units only if and when the underlying Performance Units vest.

(c)	Non-Transferability. Except as otherwise provided in an Award Agreement:
(1)	During a Participant’s lifetime, only the Participant or the Participant’s legal representative may exercise any Plan rights related to Performance Units;

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(2)	Participants may not sell, pledge, assign, or otherwise alienate their Performance Units; and
(3)	Participants may transfer Performance Units only by will or by the laws of descent and distribution.

7.7

CASH PAYMENT OF AWARDS OTHERWISE PAYABLE IN SHARES. The Plan Administrator may allow for payment of a Long-Term Incentive Award otherwise payable in Shares to be paid in cash. Such a cash equivalent Award shall be:

(a)	computed as the value of the Participant’s long-term bonus opportunity at the end of the Performance Period, adjusted for the actual performance results; and
(b)	paid to the Participant upon vesting after the end of the Performance Period.

ARTICLE 8

BENEFICIARY DESIGNATION

8.1

GENERALLY. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid if the Participant dies before receiving any or all of such benefit.

8.2

MANNER OF DESIGNATION. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

8.3	DEFAULT. Absent such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 9

DEFERRALS/GRANTS TO NON-EMPLOYEE DIRECTORS

9.1

DEFERRALS GENERALLY. The Plan Administrator may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Awards, the lapse or waiver of restrictions with respect to Restricted Stock or MVUs, or the satisfaction of the performance goals for a Performance Unit. If any such deferral election is required or permitted, the Plan Administrator shall establish rules and procedures for such payment deferrals. Such rules and procedures shall be consistent with the provisions of Code Section 409A where applicable.

9.2	NON-EMPLOYEE DIRECTOR AWARDS.

(a)

The Board may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees, and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of NQSOs, SARs, Restricted Stock, MVUs, and/ or other stock-based awards, including unrestricted Shares. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

(b)

The Board may also grant Awards to Outside Directors pursuant to the terms of the Plan, including any Award described in Articles 6 and 7 above. With respect to such Awards, all references in the Plan to the Plan Administrator shall be deemed to be references to the Board.

(c)	For any Plan Year, no Non-Employee Director may be granted an Award of Shares, MVUs, Performance Units, Non-Qualified Stock Options and/or SARs for more than 50,000 Shares in the aggregate.

ARTICLE 10

CHANGE IN CONTROL

10.1

TREATMENT OF AWARDS UPON A CHANGE IN CONTROL. Notwithstanding anything in this Plan to the contrary, unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(a)

Unless otherwise expressly provided in the Award Agreement or another contract, including an employment, offer, services, or severance agreement or letter, or under the terms of a transaction constituting a Change in Control, the following shall occur upon a Participant’s Termination of Employment without Cause or resignation due to a Constructive Discharge within 24 months following such Change in Control: (i) in the case of Options or SARs, the Participant shall have the ability to exercise any portion of the Option or SAR not previously exercisable, (ii) in the case of any Award the vesting of which is in whole or in part subject to performance criteria, all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse and the Participant shall have the right to receive a payment based on target level achievement or actual performance through a date determined by the Plan Administrator, and (iii) in the case of other Awards, all conditions to the grant, issuance, retention, vesting, or transferability of, or any other restrictions applicable to, such Award shall immediately lapse. Notwithstanding anything herein to the contrary, in the event of a Change in Control in which the acquiring or surviving company in the transaction does not assume or continue outstanding Awards or issue substitute Awards upon the Change in Control, immediately prior to the Change in Control, all Awards that are not assumed, continued, or substituted for shall be treated as follows, effective immediately prior to the Change in Control: (A) in the case of an Option or SAR, the Participant shall have the ability to exercise such Option or SAR, including any portion of the Option or SAR not previously exercisable, (B) in the case of any Award the vesting of which is in whole or in part subject to performance criteria, all conditions to the grant, issuance, retention, vesting, or transferability of, or any other restrictions applicable to, such Award shall immediately lapse, and the Participant shall have the right to receive a payment based on target-level achievement or actual performance through a date determined by the Plan Administrator, as determined by the Plan Administrator, and (C) in the case of other Awards, all conditions to the grant, issuance, retention, vesting, or transferability of, or any other restrictions applicable to, such Award shall immediately lapse. In no event shall any action be taken pursuant to this Section 10.1(a) that would change the payment or settlement date of an Award in a manner that would result in the imposition of any additional taxes or penalties pursuant to Section 409A of the Code.

(b)

In the event of a Change in Control where the acquiring or surviving company in the transaction does not assume or continue outstanding Awards or issue substitute Awards upon the Change in Control, the Plan Administrator may provide for the cancellation and cash settlement of all such outstanding Awards upon such Change in Control.

10.2

ACCELERATION OF AWARD VESTING. Notwithstanding any provision of this Plan or any Award Agreement provision to the contrary, the Plan Administrator may at any time accelerate the vesting of any Award granted under the Plan to a Participant, including, without limitation, acceleration to such a date that would result in said Awards becoming immediately vested.

ARTICLE 11

AMENDMENT, MODIFICATION, AND TERMINATION

11.1	GENERALLY.

(a)

Except as limited by the provisions of Section 3.1(b) above, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided that any such alteration, amendment, suspension, or termination that would materially adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary; and, provided, further, that no amendment needing shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, the rules, or listing standards of the principal securities exchange on which the Shares are traded shall be effective unless such amendment shall be approved by the requisite vote of Company shareholders entitled to vote on it.

(b)

Except as provided by the Plan or by the terms of an Award, the Plan Administrator may not cancel outstanding Awards and issue substitute Awards without the written consent of the Participant holding such Award.

11.2

OUTSTANDING AWARDS. Subject to the restrictions of Sections 3.1 and 7.4, the Plan Administrator may waive any conditions or rights under; amend any terms of; or alter, suspend, discontinue, cancel, or terminate any Awards theretofore granted, prospectively or retroactively, provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially adversely affect the

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rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary.

11.3

COMPLIANCE WITH SECTION 409A OF THE CODE. Except to the extent specifically provided otherwise by the Plan Administrator, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Plan Administrator determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Plan Administrator specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction, or other action or arrangement shall not be given effect to the extent it causes such result, and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended, in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Plan Administrator, in each case without the consent of or notice to the Participant.

11.4

AWARDS TO NON-U.S. EMPLOYEES. The Plan Administrator shall have the power and authority to determine which employees outside the United States shall be eligible to participate in the Plan. Without amending the Plan, the Plan Administrator may grant Awards to eligible persons who are foreign nationals and/or reside outside the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Plan Administrator be necessary or desirable to foster and promote achievement of the purposes of this Plan. The Plan Administrator may adopt, amend, or rescind rules, procedures, or sub-plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws, procedures, and practices.

ARTICLE 12

WITHHOLDING

12.1

TAX WITHHOLDING. The Company may deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes and withholding obligations, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

12.2

SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, the payment of MVUs, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Plan Administrator, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the applicable withholding is to be determined equal to the minimum statutory withholding obligation which could be imposed on the transaction. All such elections shall be irrevocable, shall be made in writing, shall be signed by the Participant and shall be subject to any restrictions or limitations that the Plan Administrator deems appropriate.

ARTICLE 13

INDEMNIFICATION

13.1

GENERALLY. The Company shall indemnify and hold harmless each current and former Director against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such Director in connection with or resulting from any claim, action, suit, or proceeding to which such Director may be a party or in which such Director may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such Director in settlement thereof, with the Company’s approval, or paid by such Director in satisfaction of any judgment in any such action, suit, or proceeding against such Director, but only if such Director gives the Company an opportunity, at its own expense, to handle and defend the same before such Director undertakes to handle and defend it personally.

13.2

NON-EXCLUSIVITY. This right of indemnification shall not exclude any other indemnification rights to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 14

LEGAL CONSTRUCTION

14.1

SEVERABILITY. If any Plan section is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.2

REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.3

NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Stock, SARs, MVUs, or other types of Awards provided for hereunder.

14.4

NO REPRESENTATIONS OR COVENANTS WITH RESPECT TO TAX QUALIFICATION. Although the Company may endeavor to (i) qualify an Award for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

14.5

SUCCESSORS. All Company obligations under the Plan with respect to Awards granted shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the Company’s business and/or assets.

14.6	GOVERNING LAW. To the extent not preempted by Federal law, the Plan and all agreements made under it, shall be construed in accordance with and governed by the laws of the State of Delaware.

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JACK DANIEL'S
Tennessee
HONEY
ORIGINAL RECIPE
JACK DANIEL'S
ORIGINAL RECIPE
Tennessee
HONEY

JACK DANIEL'S
Tennessee APPLE
APPLE FIZZ

DISTILLER'S SELECT
WOODFORD RESERVE
KENTUCKY DERBY 146

BROWN-FORMAN

850 Dixie Highway,
Louisville, Kentucky 40210

Brown-Forman.com

SCAN TO VIEW MATERIALS & VOTE w BROWN-FORMAN CORPORATION C/O PROXY SERVICES P.O. BOX 9142 VOTE BY INTERNET FARMINGDALE, NY 11735 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time, on Wednesday, July 27, 2022. Have your proxy card in hand when you access the web site and enter the control number found on the right-hand side of this card to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to asm.b-f.com You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time, on Wednesday, July 27, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88385-Z82995-P76879 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BROWN-FORMAN CORPORATION THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS: 1. Election of Directors Nominees: For Against Abstain 1a. Campbell P. Brown ! ! ! 1b. Stuart R. Brown ! ! ! For Against Abstain 1c. John D. Cook ! ! ! 2. Approval of the Brown-Forman 2022 Omnibus Compensation ! ! ! Plan 1d. Marshall B. Farrer ! ! ! 3. Ratification of the Selection of Ernst & Young LLP as ! ! ! Brown-Forman Corporation's Independent Registered Public Accounting Firm for Fiscal 2023 1e. Augusta Brown Holland ! ! ! 1f. Michael J. Roney ! ! ! 1g. Jan E. Singer ! ! ! 1h. Tracy L. Skeans ! ! ! 1i. Michael A. Todman ! ! ! 1j. Lawson E. Whiting ! ! ! The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted "FOR" each of the nominees for director, "FOR" approval of the Brown-Forman 2022 Omnibus Compensation Plan, and "FOR" rati?cation of the selection of Ernst & Young LLP as Brown-Forman Corporation's Independ

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement, and Annual Report to Stockholders are available at www.proxyvote.com. D88386-Z82995-P76879 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JULY 28, 2022. The undersigned hereby appoint(s) Campbell P. Brown, Lawson E. Whiting, and Jaileah X. Huddleston, and each of them, as proxies, with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of Brown-Forman Corporation that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 A.M. Eastern Daylight Time on Thursday, July 28, 2022, in person at the Kentucky Center for the Performing Arts, 501 West Main Street, Louisville, Kentucky 40202, or online, via the Internet at asm.b-f.com, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, "FOR" APPROVAL OF THE BROWN-FORMAN 2022 OMNIBUS COMPENSATION PLAN, AND "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS BROWN-FORMAN CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2023. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AT THE DIRECTION OF THE NAMED PROXY HOLDERS UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE